UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08009

                        Old Mutual Insurance Series Fund
               (Exact name of registrant as specified in charter)
                                    --------

                      4643 South Ulster Street, Sixth Floor
                             Denver, Colorado 80237
               (Address of principal executive offices) (Zip code)

                                David J. Bullock
          4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237
                     (Name and address of agent for service)

                                   Copies to:
--------------------------------------------------------------------------------
William H. Rheiner, Esq.                   Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll          Old Mutual Capital, Inc.
1735 Market Street, 51st Floor             4643 South Ulster Street, Sixth Floor
Philadelphia, PA 19103-7599                Denver, CO 80237
(215) 864-8600                             (720) 200-7725
--------------------------------------------------------------------------------

       Registrant's telephone number, including area code: 1-888-744-5050

                      Date of fiscal year end: December 31,

                   Date of reporting period: December 31, 2005

Item 1.    Reports to Stockholders.

[LOGO OMITTED] OLD MUTUAL



INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005

















o OLD MUTUAL GROWTH II PORTFOLIO





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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the

Portfolios effective January 1, 2006. Also effective on this date, Old Mutual

Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.

Sincerely,

/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND







                                        1

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December 31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the

Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.



COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



RUSSELL MIDCAP(R) GROWTH INDEX

The Russell Midcap(R) Growth Index consists of stocks from the Russell 1000

Index with a greater than average growth orientation.



LIPPER MID-CAP GROWTH FUNDS AVERAGE

The Lipper Mid-Cap Growth Funds Average represents the average performance of

541 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

Funds included in the Lipper Mid-Cap Growth Funds Average include funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the S&P MidCap 400 Index.





Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE





Q.  WHO ARE THE NEW SUB-ADVISERS FOR THIS PORTFOLIO?

A.  The culmination of an extensive search by the Board of Trustees and Old

    Mutual Capital -- with the assistance of an independent investment consultant retained by the Board -- has identified two new sub-advisers for the Portfolio: Turner Investment Partners and Munder Capital Management.

    Effective January 1, 2006, each firm will be responsible for the oversight of approximately 50% of the Portfolio. The following discussion reflects an analysis of the activities of the prior sub-adviser and should not be construed as a reflection of how the new sub-adviser will manage the

    Portfolio in the future.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  For the 12-month period ended December 31, 2005, the Old Mutual Growth II

    Portfolio gained 11.35%. The Portfolio outperformed the Lipper Mid-Cap

    Growth Funds Average which returned 9.79% for the period, but trailed its benchmark, the Russell Midcap(R) Growth Index, which returned 12.10%.



Q. WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12 MONTHS?

A.  The past year was a difficult one for domestic equities, which remained under pressure from rising energy costs, inflation, and interest rates throughout 2005. During the period, stocks proved to be very susceptible to gyrations in oil prices and supply. The Federal Reserve's ongoing campaign to raise the federal funds rate to a more neutral level in an effort to keep inflation in check also impacted the market, particularly as the yield curve flattened and neared inversion. Unique challenges during the period included two costly hurricanes, which further disrupted oil supply and production and cast new doubts on the resiliency of overall economic growth. The Portfolio faced particular obstacles in the early part of the period when growth style investing continued to lag value by a significant margin.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  Rising oil prices had a significant impact on stock market and Portfolio performance during much of the period. Energy was a top performing sector for the benchmark, followed by basic materials and utilities. Persistent pressure on prices and supply, which the hurricanes helped to increase,

    caused many oil-related industries to appreciate substantially. The

    Portfolio maintained a low exposure to these areas, as they generally lack the growth characteristics that the managers seek. However, it is believed that the energy sector's strong outperformance relative to other sectors has largely run its course and that the sharp spikes in energy prices and energy stocks, particularly in the third quarter, were largely attributable to exogenous shocks, such as Hurricanes Rita and Katrina, which are not likely to be repeated in the near future.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  Most of the Portfolio's underperformance relative to the Russell

    Midcap(R)Growth Index is attributable to a significantly underweight position in energy stocks relative to the benchmark. Although contributing strong returns to the Index for much of the period, the energy sector represented only a negligible weighting in the Portfolio. This minimal exposure to energy prohibited the Portfolio from participating meaningfully in the sector's strong performance for the period, particularly in the first and third quarters.



    Although technology struggled at the onset of the year, the sector improved steadily over the course of the period. The Portfolio's overweight position in technology, which was at first detrimental to returns, contributed to strong outperformance in the latter half of the period. Favorable stock selection among technology names also helped the Portfolio to overturn much of the losses sustained during the first quarter. Consumer cyclical holdings also improved and added strong gains in the final months of the year,

    helping to reverse much of their earlier underperformance as well.



    The health care sector contributed to some of the Portfolio's top performing holdings for the period, which included Celgene, a biotech and specialty pharmaceutical firm. Health care's positive impact on Portfolio returns was largely the result of favorable stock selection and individual security performance rather than from a significant overweighting in the sector.


    While technology holdings largely performed well in the latter quarters and included a broad representation of industries, there were several positions that detracted from Portfolio results. One technology holding that dragged on returns was the software firm Cognos, which continued to perform poorly after the company missed its earnings guidance.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR MID-CAP GROWTH STOCKS?

A.  The coming year is viewed with guarded optimism, as trends that emerged in the second half of the period could potentially set the stage for a continued recovery in growth style investing going forward. Many experts agree that the Federal Reserve is at or near the end of its monetary tightening campaign. An end to rising short-term interest rates could relieve some of the pressure on equity valuations. This could add to the relative attractiveness of growth stocks. Furthermore, the resulting higher costs of financing corporate growth coupled with slower overall growth in the domestic economy could potentially shift market leadership away from small cap companies and value style investments. As investors seek out stronger relative growth from other segments of the market, many believe that more established companies with solid fundamentals and strong prospects for above average growth could be in line to benefit.



--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   The Portfolio posted a strong gain for the period outperforming the Lipper

    Mid-Cap Growth Funds Average, while trailing the Russell Midcap(R) Growth

    Index.



o   An underweighting in energy stocks and oil-related companies accounted for much of the Portfolio's underperformance relative to the Russell Midcap(R)

    Growth Index during the past year.



o   Steady improvement from many companies within the technology sector was a contributing factor to the comeback in growth investing and provided strong gains to the Portfolio.

--------------------------------------------------------------------------------

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO







----------------------------------------------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

----------------------------------------------------------------------------------------------------------------

                                                                Annualized        Annualized        Annualized

                                               One Year         Three Year         Five Year       Inception to

                                                Return            Return            Return             Date

----------------------------------------------------------------------------------------------------------------


Old Mutual Growth II Portfolio                   11.35%           14.28%             (9.17)%           2.00%

----------------------------------------------------------------------------------------------------------------

Russell Midcap(R)Growth Index*                   12.10%           22.70%              1.38%            8.88%

----------------------------------------------------------------------------------------------------------------

Lipper Mid-cap Growth Funds Average*              9.79%           18.78%             (0.48)%           8.47%

----------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.



* Inception date April 30, 1997





                          VALUE OF A $10,000 INVESTMENT



                              [LINE GRAPH OMITTED]





                       Old Mutual Growth II Portfolio       Russell Midcap Growth Index       Lipper Mid-Cap Growth Funds Average


4/30/97                $10,000                              $10,000                           $10,000

5/31/97                 10,090                               10,896                            11,033

6/30/97                 10,450                               11,198                            11,469

7/31/97                 11,300                               12,269                            12,407

8/31/97                 10,960                               12,150                            12,341

9/30/97                 11,440                               12,765                            13,226

10/31/97                10,830                               12,125                            12,610

11/30/97                10,580                               12,253                            12,543

12/31/97                10,750                               12,414                            12,705

1/31/98                 10,380                               12,190                            12,520

2/28/98                 11,250                               13,336                            13,644

3/31/98                 11,710                               13,895                            14,320

4/30/98                 12,140                               14,084                            14,465

5/31/98                 11,240                               13,505                            13,733

6/30/98                 11,840                               13,887                            14,328

7/31/98                 10,950                               13,292                            13,603

8/31/98                 8,430                                10,755                            10,860

9/30/98                 9,320                                11,569                            11,648

10/31/98                9,720                                12,420                            12,223

11/30/98                10,240                               13,258                            13,071

12/31/98                11,630                               14,631                            14,596

1/31/99                 12,620                               15,070                            15,041

2/28/99                 11,490                               14,333                            14,045

3/31/99                 12,460                               15,131                            14,921

4/30/99                 13,380                               15,821                            15,569

5/31/99                 13,190                               15,617                            15,580

6/30/99                 14,550                               16,707                            16,702

7/31/99                 14,550                               16,175                            16,448

8/31/99                 15,170                               16,007                            16,303

9/30/99                 15,370                               15,871                            16,440

10/31/99                16,850                               17,098                            17,773

11/30/99                18,550                               18,869                            19,698

12/31/99                23,050                               22,136                            23,102

1/31/00                 22,990                               22,132                            22,702

2/29/00                 31,010                               26,784                            27,731

3/31/00                 27,110                               26,812                            27,154

4/30/00                 23,510                               24,209                            24,792

5/31/00                 21,420                               22,445                            23,034

6/30/00                 27,680                               24,826                            25,803

7/31/00                 25,960                               23,254                            25,093

8/31/00                 31,340                               26,761                            28,242

9/30/00                 29,655                               25,453                            27,386

10/31/00                24,772                               23,711                            25,653

11/30/00                17,834                               18,558                            21,351

12/31/00                19,207                               19,536                            22,754

1/31/01                 19,746                               20,651                            23,222

2/28/01                 14,517                               17,079                            20,150

3/31/01                 11,669                               14,635                            17,974

4/30/01                 14,049                               17,074                            20,231

5/31/01                 13,836                               16,994                            20,260

6/30/01                 14,009                               17,003                            20,171

7/31/01                 12,859                               15,857                            19,148

8/31/01                 11,536                               14,707                            17,831

9/30/01                  9,787                               12,277                            15,265

10/31/01                10,336                               13,567                            16,237

11/30/01                11,089                               15,028                            17,619

12/31/01                11,435                               15,599                            18,302

1/31/02                 10,916                               15,092                            17,750

2/28/02                 10,021                               14,237                            16,857

3/31/02                 10,682                               15,323                            17,943

4/30/02                 10,723                               14,512                            17,332

5/31/02                 10,275                               14,079                            16,797

6/30/02                  9,532                               12,525                            15,324

7/31/02                  8,586                               11,308                            13,749

8/31/02                  8,373                               11,269                            13,621

9/30/02                  7,955                               10,374                            12,704

10/31/02                 8,230                               11,177                            13,404

11/30/02                 8,484                               12,052                            14,159

12/31/02                 7,955                               11,324                            13,298

1/31/03                  7,884                               11,213                            13,113

2/28/03                  7,711                               11,115                            12,907

3/31/03                  7,793                               11,322                            13,083

4/30/03                  8,189                               12,093                            13,976

5/31/03                  8,800                               13,257                            15,139

6/30/03                  8,871                               13,446                            15,381

7/31/03                  9,217                               13,926                            15,949

8/31/03                  9,807                               14,693                            16,761

9/30/03                  9,461                               14,408                            16,231

10/31/03                10,326                               15,570                            17,528

11/30/03                10,428                               15,986                            17,940

12/31/03                10,000                               16,161                            18,040

1/31/04                 10,336                               16,694                            18,531

2/29/04                 10,377                               16,974                            18,775

3/31/04                 10,275                               16,942                            18,770

4/30/04                  9,797                               16,464                            18,070

5/31/04                 10,133                               16,852                            18,458

6/30/04                 10,255                               17,120                            18,885

7/31/04                  9,197                               15,987                            17,536

8/31/04                  8,963                               15,789                            17,205

9/30/04                  9,298                               16,379                            17,965

10/31/04                 9,583                               16,935                            18,470

11/30/04                10,092                               17,809                            19,484

12/31/04                10,662                               18,662                            20,334

1/31/05                 10,244                               18,163                            19,760

2/28/05                 10,397                               18,623                            20,112

3/31/05                 10,234                               18,351                            19,732

4/30/05                  9,797                               17,624                            18,781

5/31/05                 10,631                               18,634                            19,936

6/30/05                 10,804                               18,981                            20,350

7/31/05                 11,302                               20,088                            21,533

8/31/05                 11,109                               19,966                            21,365

9/30/05                 11,079                               20,224                            21,672

10/31/05                11,109                               19,629                            21,083

11/30/05                11,903                               20,694                            22,198

12/31/05                11,872                               20,921                            22,329




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF APRIL 30, 1997 TO

AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE PORTFOLIO'S

PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES REINVESTMENT OF

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT THE DEDUCTION OF

TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR ON THE

REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN THE LIPPER

MID-CAP GROWTH FUNDS AVERAGE AT APRIL 30, 1997. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period;

absent fee waivers and expense reimbursements, performance would have been lower. The Old Mutual Growth IIPortfolio is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. The Old Mutual Growth II Portfolio commenced operations on April 30, 1997.



     SECTOR WEIGHTINGS AT DECEMBER 31, 2005

              [PIE CHART OMITTED]

Consumer Cyclical                        24%

Financial                                 3%

Health Care                              19%

Industrial                                8%

Repurchase Agreement                      1%

Services                                 14%

Technology                               30%

Transportation                            1%



        % of Total Portfolio Investments







  TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



Cognizant Technology Solutions, Cl A              4.2%

Corporate Executive Board                         4.2%

Celgene                                           3.6%

Marvell Technology Group                          3.1%

Precision Castparts                               3.0%

Lam Research                                      2.9%

Jabil Circuit                                     2.4%

Resmed                                            2.2%

Varian Medical Systems                            2.2%

Williams-Sonoma                                   2.2%

------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      30.0%









                                        4

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO







STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005



--------------------------------------------------------------

                                                      Market

Description                            Shares       Value (000

--------------------------------------------------------------

COMMON STOCK -- 99.2%

CONSUMER CYCLICAL -- 24.5%

APPAREL MANUFACTURERS -- 2.8%

Coach*                                 23,047      $      769

Polo Ralph Lauren                       9,000             505

                                                   -----------

                                                        1,274

--------------------------------------------------------------

CASINO HOTELS -- 1.9%

Station Casinos                        12,500             848

                                                   -----------

                                                          848

--------------------------------------------------------------

CASINO SERVICES -- 0.4%

International Game Technology           6,600             203

                                                   -----------

                                                          203

--------------------------------------------------------------

CRUISE LINES -- 1.5%

Royal Caribbean Cruises                14,800             667

                                                   -----------

                                                          667

--------------------------------------------------------------

DISTRIBUTION/WHOLESALE -- 2.5%

CDW                                     6,500             374

Fastenal                               18,800             737

                                                   -----------

                                                        1,111

--------------------------------------------------------------

ELECTRONIC MEASURING INSTRUMENTS -- 0.6%

National Instruments                    8,000             256

                                                   -----------

                                                          256

--------------------------------------------------------------

RETAIL-APPAREL/SHOE -- 3.7%

Chico's FAS*                           16,200             712

Nordstrom                              13,600             508

Pacific Sunwear of California*         18,050             450

                                                   -----------

                                                        1,670

--------------------------------------------------------------

RETAIL-AUTO PARTS -- 1.8%

O'Reilly Automotive*                   25,600             819

                                                   -----------

                                                          819

--------------------------------------------------------------

RETAIL-GARDENING PRODUCTS -- 2.0%

Tractor Supply*                        17,100             905

                                                   -----------

                                                          905

--------------------------------------------------------------

RETAIL-MAIL ORDER -- 2.2%

Williams-Sonoma*                       22,900             988

                                                   -----------

                                                          988

--------------------------------------------------------------

RETAIL-PET FOOD & SUPPLIES -- 1.2%

Petsmart                               21,000             539

                                                   -----------

                                                          539





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

RETAIL-RESTAURANTS -- 3.9%

Darden Restaurants                     12,500      $      486

Panera Bread, Cl A*                     7,800             512

PF Chang's China Bistro*                8,000             397

Sonic*                                 12,500             369

                                                   -----------

                                                        1,764

                                                   -----------

TOTAL CONSUMER CYCLICAL (COST $7,767)                  11,044

                                                   -----------

--------------------------------------------------------------

FINANCIAL -- 2.5%

FIDUCIARY BANKS -- 0.6%

Investors Financial Services            8,000             294

                                                   -----------

                                                          294

--------------------------------------------------------------

FINANCE-INVESTMENT BANKER/BROKER -- 1.9%

Ameritrade Holding*                    35,200             845

                                                   -----------

                                                          845

                                                   -----------

TOTAL FINANCIAL (COST $784)                             1,139

                                                   -----------

--------------------------------------------------------------

HEALTH CARE -- 19.3%

DENTAL SUPPLIES & EQUIPMENT -- 2.1%

Dentsply International                 17,200             924

                                                   -----------

                                                          924

--------------------------------------------------------------

MEDICAL INSTRUMENTS -- 2.2%

Techne*                                17,500             983

                                                   -----------

                                                          983

--------------------------------------------------------------

MEDICAL LABS & TESTING SERVICES -- 0.7%

Covance*                                6,200             301

                                                   -----------

                                                          301

--------------------------------------------------------------

MEDICAL PRODUCTS -- 4.9%

Henry Schein*                          14,400             628

Mentor                                 12,700             585

Varian Medical Systems*                19,700             992

                                                   -----------

                                                        2,205

--------------------------------------------------------------

MEDICAL-BIOMEDICAL/GENETIC -- 4.2%

Celgene*                               24,700           1,601

Invitrogen*                             4,600             306

                                                   -----------

                                                        1,907

--------------------------------------------------------------

MEDICAL-HMO -- 0.8%

Sierra Health Services*                 4,700             376

                                                   -----------

                                                          376

--------------------------------------------------------------

PHARMACY SERVICES -- 1.4%

Express Scripts*                        7,700             645

                                                   -----------

                                                          645

--------------------------------------------------------------

RESPIRATORY PRODUCTS -- 3.0%

Resmed*                                25,900             992

Respironics*                            9,300             345

                                                   -----------

                                                        1,337

                                                   -----------

TOTAL HEALTH CARE (COST $4,892)                         8,678

                                                   -----------

--------------------------------------------------------------







                                        5

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--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

INDUSTRIAL -- 8.3%

ELECTRONIC MEASURING INSTRUMENTS -- 0.7%

Trimble Navigation*                     8,300      $      294

                                                   -----------

                                                          294

--------------------------------------------------------------

ELECTRONICS-MILITARY -- 0.8%

L-3 Communications Holdings             4,900             364

                                                   -----------

                                                          364

--------------------------------------------------------------

INDUSTRIAL AUTOMATION/ROBOTICS -- 2.0%

Cognex                                 30,100             906

                                                   -----------

                                                          906

--------------------------------------------------------------

MACHINERY-PRINT TRADE -- 1.9%

Zebra Technologies, Cl A*              19,850             851

                                                   -----------

                                                          851

--------------------------------------------------------------

METAL PROCESSORS & FABRICATORS -- 2.9%

Precision Castparts                    25,500           1,321

                                                   -----------

                                                        1,321

                                                   -----------

TOTAL INDUSTRIAL (COST $2,696)                          3,736

                                                   -----------

--------------------------------------------------------------

SERVICES -- 13.6%

ADVERTISING SERVICES -- 1.7%

Getty Images*                           8,800             786

                                                   -----------

                                                          786

--------------------------------------------------------------

COMMERCIAL SERVICES -- 1.1%

ChoicePoint*                           11,200             498

                                                   -----------

                                                          498

--------------------------------------------------------------

COMPUTER SERVICES -- 4.2%

Cognizant Technology Solutions, Cl A*  37,449           1,886

                                                   -----------

                                                        1,886

--------------------------------------------------------------

CONSULTING SERVICES -- 4.2%

Corporate Executive Board              20,825           1,868

                                                   -----------

                                                        1,868

--------------------------------------------------------------

SCHOOLS -- 2.4%

Apollo Group, Cl A*                     8,728             528

ITT Educational Services*               9,700             573

                                                   -----------

                                                        1,101

                                                   -----------

TOTAL SERVICES (COST $2,674)                            6,139

                                                   -----------

--------------------------------------------------------------

TECHNOLOGY -- 30.3%

APPLICATIONS SOFTWARE -- 1.3%

Intuit*                                11,000             586

                                                   -----------

                                                          586

--------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS -- 1.8%

Nextel Partners, Cl A*                 28,600             799

                                                   -----------

                                                          799

--------------------------------------------------------------





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COMMUNICATIONS SOFTWARE -- 1.0%

Avid Technology*                        7,849      $      430

                                                   -----------

                                                          430

--------------------------------------------------------------

COMPUTER AIDED DESIGN -- 2.5%

Ansys*                                 15,000             640

Autodesk                               10,900             468

                                                   -----------

                                                        1,108

--------------------------------------------------------------

COMPUTERS-INTEGRATED SYSTEMS -- 1.8%

Kronos*                                10,900             456

Micros Systems*                         7,400             358

                                                   -----------

                                                          814

--------------------------------------------------------------

COMPUTERS-MEMORY DEVICES -- 1.5%

Network Appliance*                     25,800             697

                                                   -----------

                                                          697

--------------------------------------------------------------

DECISION SUPPORT SOFTWARE -- 1.7%

Cognos*                                22,300             774

                                                   -----------

                                                          774

--------------------------------------------------------------

E-SERVICES/CONSULTING -- 0.9%

Websense*                               6,200             407

                                                   -----------

                                                          407

--------------------------------------------------------------

ELECTRONIC COMPONENTS-MISCELLANEOUS-- 2.4%

Jabil Circuit*                         28,900           1,072

                                                   -----------

                                                        1,072

--------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.4%

Microchip Technology                   11,400             367

Omnivision Technologies*               12,500             249

                                                   -----------

                                                          616

--------------------------------------------------------------

INTERNET SECURITY -- 1.7%

McAfee*                                28,800             781

                                                   -----------

                                                          781

--------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.5%

Emulex*                                20,600             408

Linear Technology                      13,200             476

Marvell Technology Group*              24,900           1,397

Micrel*                                17,900             207

                                                   -----------

                                                        2,488

--------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT -- 4.7%

Lam Research*                          36,400           1,299

Varian Semiconductor Equipment*        18,800             826

                                                   -----------

                                                        2,125

--------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 2.1%

Harris                                 21,800             938

                                                   -----------

                                                          938

                                                   -----------

TOTAL TECHNOLOGY (COST $8,890)                         13,635

                                                   -----------

--------------------------------------------------------------

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--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO





--------------------------------------------------------------

                                     Shares/Face     Market

Description                         Amount (000)   Value (000)

--------------------------------------------------------------



TRANSPORTATION -- 0.7%

TRANSPORT-SERVICES -- 0.7%

Expeditors International Washington     4,800      $      324

                                                   -----------

TOTAL TRANSPORTATION (COST $241)                          324

                                                   -----------

TOTAL COMMON STOCK (COST $27,944)                      44,695

                                                   -----------

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.0%

Morgan Stanley

   4.130%, dated 12/30/05, to be repurchased

   on 01/03/06, repurchase price $453,209

   (collateralized by a U.S. government obligation,

   par value $430,000, 5.750%, 01/12/15,

   total market value $463,237)(A)       $453             453

                                                   -----------

TOTAL REPURCHASE AGREEMENT (COST $453)                    453

                                                   -----------

TOTAL INVESTMENTS-- 100.2% (COST $28,397)              45,148

                                                   -----------

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.2)%

Payable for investment advisory fees                      (33)

Payable for administrative fees                            (5)

Other assets and liabilities, net                         (60)

                                                   -----------

TOTAL OTHER ASSETS AND LIABILITIES                        (98)

                                                   -----------

NET ASSETS-- 100.0%                                $   45,050

                                                   ===========

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 3,859,513 outstanding

   shares of beneficial interest                   $  289,369

Accumulated net realized loss on investments         (261,070)

Net unrealized appreciation on investments             16,751

--------------------------------------------------------------

NET ASSETS                                         $   45,050

                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                      $11.67

                                                        =======

* Non-income producing security.

(A) -- Tri-party repurchase agreement

Cl -- Class

Cost figures are shown with "000's" omitted.





The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2005





INVESTMENT INCOME:


     Dividends...................................................................        $    111

     Interest....................................................................              22

                                                                                         --------

        Total Investment Income..................................................             133

                                                                                         --------

EXPENSES:

     Investment Advisory Fees....................................................             396

     Administrative Fees.........................................................              57

     Printing Fees...............................................................              26

     Transfer Agent Fees.........................................................              25

     Professional Fees...........................................................              22

     Trustees' Fees..............................................................              10

     Custodian Fees..............................................................               8

     Other Fees..................................................................              10

                                                                                         --------

        Total Expenses...........................................................             554

                                                                                         --------

NET INVESTMENT LOSS..............................................................            (421)

                                                                                         --------

Net Realized Gain from Security Transactions.....................................           4,156

Net Change in Unrealized Appreciation on Investments.............................             921

                                                                                         --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................................           5,077

                                                                                         --------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................        $  4,656

                                                                                         ========










The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY





                                                                                                   01/01/05           01/01/04

                                                                                                      to                 to

                                                                                                   12/31/05           12/31/04

                                                                                                   --------           --------

INVESTMENT ACTIVITIES:


   Net Investment Loss......................................................................       $   (421)          $   (547)

   Net Realized Gain from Security Transactions.............................................          4,156              3,273

   Net Change in Unrealized Appreciation on Investments ....................................            921                594

                                                                                                   --------           --------

   Net Increase in Net Assets Resulting from Operations.....................................          4,656              3,320

                                                                                                   --------           --------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued............................................................................          2,298              2,802

   Shares Redeemed..........................................................................        (15,399)           (24,545)

                                                                                                   --------           --------

   Decrease in Net Assets Derived from Capital Share Transactions...........................        (13,101)           (21,743)

                                                                                                   --------           --------

      Total Decrease in Net Assets..........................................................         (8,445)           (18,423)

                                                                                                   --------           --------

NET ASSETS:

   Beginning of Year........................................................................         53,495             71,918

                                                                                                   --------           --------

   End of Year..............................................................................       $ 45,050           $ 53,495

                                                                                                   ========           ========

SHARES ISSUED AND REDEEMED:

   Shares Issued............................................................................            211                285

   Shares Redeemed..........................................................................         (1,455)            (2,495)

                                                                                                   --------           --------

   Net Decrease in Shares Outstanding.......................................................         (1,244)            (2,210)

                                                                                                   ========           ========


Amounts designated as "--" are either $0 or have been rounded to $0.









The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,









                                  Net

           Net               Realized and

          Asset               Unrealized              Distributions                  Net                   Net         Ratio

         Value,      Net       Gains or      Total        from                   Asset Value,          Assets, End  of Expenses

        Beginning Investment    Losses        From       Capital        Total        End       Total     of Year    to Average

         of Year    Loss     on Securities Operations     Gains     Distributions  of Year     Return     (000)      Net Assets

---------------------------------------------------------------------------------------------------------------------------------


2005     $10.48    $(0.10)1      $1.29       $1.19         --             --        $11.67      11.35%    $45,050      1.19%

2004       9.83     (0.09)1       0.74        0.65         --             --         10.48       6.61%     53,495      1.17%

2003       7.82     (0.08)1       2.09        2.01         --             --          9.83      25.70%     71,918      1.10%

2002      11.24     (0.13)       (3.29)      (3.42)        --             --          7.82     (30.43)%    76,421      1.12%

2001      18.88     (0.07)1      (7.57)      (7.64)        --             --         11.24     (40.47)%   154,096      1.07%









                                      Ratio of Net

                         Ratio         Investment

         Ratio of Net of Expenses         Loss

          Investment   to Average       to Average

             Loss      Net Assets       Net Assets   Portfolio

          to Average   (Excluding       (Excluding    Turnover

          Net Assets     Waivers)         Waivers)     Rate

--------------------------------------------------------------

2005        (0.90)%        1.19%           (0.90)%    24.17%

2004        (0.94)%        1.17%           (0.94)%    37.53%

2003        (0.90)%        1.10%           (0.90)%   194.63%

2002        (0.89)%        1.12%           (0.89)%   169.74%

2001        (0.57)%        1.07%           (0.57)%   163.56%






1 Per share calculations were performed using the average shares for the period.





Amounts designated as "--" are either $0 or have been rounded to $0.













The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005







1.  ORGANIZATION

Old Mutual Growth II Portfolio (the "Portfolio") is a series of Old Mutual

Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund was known as the PBHG Insurance Series Fund prior to November 2005 and the Portfolio was known as the Liberty Ridge Growth II Portfolio. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Old

Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth

Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large

Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap

Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value

Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth

Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and

the Old Mutual Columbus Circle Technology and Communications Portfolio (the

"Technology and Communications Portfolio"), (each a "Portfolio" and,

collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap

Growth Concentrated Portfolio and the Technology and Communications Portfolio,

which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Large Cap Growth

Concentrated Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio,

the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap

Portfolio or the Technology and Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies.

The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 49% and 23%

of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.



2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available,

are valued at the last quoted sales price at the close of trading on the New

York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value

Procedures established by the Board of Trustees (the "Board"). The Funds' Fair

Value Procedures are implemented through a Fair Value Committee (the

"Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

When a security is valued in accordance with the Fair Value Procedures, the

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. However, debt securities

(other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.



DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolios are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.





                                       11

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this arrangement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $131 during the year ended December 31, 2005.



3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

     AFFILIATES

The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Previous Advisory Agreement,

Liberty Ridge was paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual

Fund Services, an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). Munder Capital Management and Turner

Investment Partners, Inc. have been appointed sub-advisers to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement

("Sub-Advisory Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the Portfolio approve the Advisory Agreement and

Sub-Advisory Agreement; or (ii) 150 days from January 1, 2006. If approved by shareholders, the Advisory Agreement and Sub-Advisory Agreement shall each continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees,

including the Trustees who are not "interested persons" of any party to the

Agreements, or (ii) a vote of a "majority" (as defined in the 1940 Act) of the

Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 0.825% on net assets up to $300 million; 0.775% on assets between $300 million up to $500 million;

0.725% on assets between $500 million up to $750 million; 0.675% on assets between $750 million up to $1 billion; 0.625% on assets between $1 billion up to

$1.5 billion; 0.575% on assets between $1.5 billion up to $2 billion, and 0.525%

on assets $2 billion or greater; subject to a separate expense limitation arrangement described below. Each sub-adviser is entitled to receive from Old

Mutual Capital a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolio managed by each sub-adviser.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund (the "Previous Expense

Limitation Agreement"). With respect to the Portfolio, Liberty Ridge had agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that





                                       12

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





became effective January 1, 2006, to limit for at least three years the

Portfolio's total annual operating expenses (exclusive of brokerage commissions,

distribution and service fees and extraordinary expenses) to no more than 1.04%.

Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by Old Mutual Capital pursuant to the Expense Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.04%.

Consequently, no reimbursement by the Portfolio will be made unless: (i) the

Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.04%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.



Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old

Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly,

at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

Under the new advisory arrangement, the management fee payable to Old Mutual

Capital includes fees for both advisory and administrative services.



The Fund has entered into a distribution agreement with Old Mutual Investment

Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual

(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios of the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.



Certain officers of the Fund are or were officers of the Adviser, Administrator,

Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $11,149,268 and $23,496,054,

respectively.



5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):



                                         INCREASE NET

         DECREASE PAID-IN-CAPITAL      INVESTMENT INCOME

         ------------------------      -----------------

                  $(421)                      $421



This reclassification had no effect on net assets or net asset value per share.



No dividends or distributions were declared during the years ended December 31,

2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows
(000):



Capital loss carryforwards expiring:

           December 2008                     $ (16,640)

           December 2009                      (215,474)

           December 2010                       (28,813)

           Unrealized appreciation               16,609

                                             ----------

                                             $ (244,318)

                                             ==========



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Portfolio utilized $4,085

(000) of capital loss carryforwards to offset net realized capital gains.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



At December 31, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarly due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2005 were as follows (000):



      FEDERAL                                         NET

        TAX        UNREALIZED      UNREALIZED     UNREALIZED

       COST       APPRECIATION    DEPRECIATION   APPRECIATION

       -------    -------------   -------------  -------------

      $28,539        $16,999         $(390)         $16,609



6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in

specific sectors of the market, such as technology and consumer cyclicals in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.



7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old

MutualAdvisors Funds II Funds, Old Mutual Insurance Series Fund and Old Mutual

Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (collectively the "Lending Funds" and individually the "Lending

Fund") a Lending Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange

Commission on August 12, 2003 to the Trusts.



The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus

50 basis points).



The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2005, or at any time during the year ended December

31, 2005.



8.  LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER

On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds

II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, et seq. and

ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees;

pay administrative and inves-

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)





tigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

Such other actions will be described in the Statement of Additional Information.



At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL GROWTH II PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Growth II Portfolio, formerly Liberty Ridge Growth II Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly

PBHG Insurance Series Fund, hereafter referred to as the "Portfolio") at

December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of

America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting

Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at

December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.





                                                                                     ANNUALIZED

                                                                                       EXPENSE

                                                                                       RATIOS            EXPENSES

                                            BEGINNING             ENDING               FOR THE          PAID DURING

                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH

                                            6/30/05              12/31/05              PERIOD            PERIOD*

                                         ---------------      ---------------      --------------     ---------------


Actual Portfolio Return ..........         $1,000.00             $1,098.90             1.18%              $6.24

Hypothetical 5% Return ...........          1,000.00              1,019.26             1.18                6.01




*  EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

   THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

   THE ONE-HALF YEAR PERIOD).



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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------



The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------






                                       18

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------




** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.





                                       19

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)







SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o Management fees charged by the adviser to institutional and other clients



   o Management fees incurred by other mutual funds for like services



   o Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o Profit margins of the adviser and its affiliates from providing the services



   o Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o Reviewed a report prepared by Lipper that compared the advisory fees,

     administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237,

was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o CASTLEARK is a Delaware limited liability company located at 1 North Wacker

     Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

     One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. Columbus

     Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities,

     public mutual funds, private investment funds, and a trust program.

     Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o COPPER ROCK is a Delaware limited liability company located at 200

     Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Copper

     Rock is a joint venture between OMUSH and senior Copper Rock executives.

     Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.



   o EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

     Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

     including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

     Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

     Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

     Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o MUNDER is a Delaware general partnership located at 480 Pierce Street,

     Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January

     1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite

     100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

     January 1, 2006, managing and supervising the investment of certain

     Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

     September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

     OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the





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     overall responsibility of OMCAP to provide all management and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o MANAGEMENT FEES -- After extensive discussions between OMCAP and the Board,

     the combined investment advisory and administrative fee (the "Management

     Fee") for each of the Portfolios was reduced from the current Management

     Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses), the effective Management Fee for each Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by

     Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

     Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders.

     These expense limitation agreements provide a meaningful reduction in the

     Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3)

     year period. A more detailed discussion of each Portfolio's expense limitation agreement is contained below.



   o PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

     Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

     Portfolios that each was proposed to sub-advise or co-sub-advise. The Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

     Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

     Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

     Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

     Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

     Undertakings are more extensive than that required by current regulations.

     Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the

     Compliance Undertakings in connection with the approval of the new

     Management Agreement.



   o BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

     Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which,

     although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









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     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       23

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     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses





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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.









                                       25

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



                                    [LOGO OMITTED] OLD MUTUAL







                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm





This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.



















D-06-043  01/2006

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INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005

















o OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO





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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO





MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the

Portfolios effective January 1, 2006. Also effective on this date, Old Mutual

Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.



Sincerely,



/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND



                                        1

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December

31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.



COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



S&P 500 INDEX

The unmanaged S&P 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.



RUSSELL 1000(R) GROWTH INDEX

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

The Lipper Large-Cap Growth Funds Average represents the average performance of

675 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

Funds included in the Lipper Large-Cap Growth Funds Average include funds that,

by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300%

of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 500 Index.





Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.









                                        2

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE





Q.  WHO ARE THE NEW SUB-ADVISERS FOR THIS PORTFOLIO?

A.  The culmination of an extensive search by the Board of Trustees and Old

    Mutual Capital -- with the assistance of an independent investment consultant retained by the Board -- has identified two new sub-advisers for the Portfolio: Turner Investment Partners and CastleArk Management.

    Effective January 1, 2006 each firm will be responsible for the oversight of approximately 50% of the Portfolio. The following discussion reflects an analysis of the activities of the prior sub-adviser and should not be construed as a reflection of how the new sub-adviser will manage the

    Portfolio in the future.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  Bolstered by strong outperformance in the second half of the year, the Old

    Mutual Large Cap Growth Concentrated Portfolio outperformed its benchmark,

    the Russell 1000(R) Growth Index, and the S&P 500 Index, for the 12-month period ended December 31, 2005. The Portfolio gained 5.70% for the full year. The Russell 1000(R) Growth Index returned 5.26% during the same period and the S&P 500 Index returned 4.91%. However, the Portfolio underperformed the Lipper Large Cap Growth Funds Average return of 6.20% for the period.



Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12

    MONTHS?

A.  While stocks faced a number of hardships in 2005, record oil prices were certainly near the top of the list with respect to investors' concerns.

    Rising oil prices dragged on stocks and ignited worries over inflation.

    Given that consumers were paying significantly more to fuel their vehicles and heat their homes, consumer spending and sentiment were expected to falter. During the period, stocks also routinely wrestled with speculation over the duration and extent of the Federal Reserve's campaign to raise the federal funds rate. Periods of rising interest rates are generally considered to be difficult for longer-duration assets, particularly aggressive growth stocks. In the third quarter, Hurricanes Katrina and Rita further rocked an already shaky market environment. The good news is that the market exhibited amazing resiliency during this challenging period.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  While skyrocketing oil prices generally unsettled the market, they did contribute to strong returns for some areas, such as oil-related industries,

    basic materials, and utilities. Unfortunately, these are not sectors in which the Portfolio is typically well represented, as they generally lack the growth characteristics sought by the managers. The Portfolio's underweighting in these areas detracted from performance for the period.

    The outperformance of many large cap growth companies relative to their value counterparts in the second half of the year was another trend that impacted the Portfolio, but with a positive effect on results. On a broader basis, 2005 marked the first year since 1998 that large cap stocks outperformed small cap stocks, as measured by the 6.27% annual gain for the Russell 1000(R)Index versus the 4.55% return of the small cap Russell 2000(R)Index in 2005.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  The Portfolio's focused strategy and its holdings left performance heavily exposed to the technology sector, which lagged significantly during the first quarter. Fortunately, technology stocks recovered steadily as the year progressed. The Portfolio's overweight position in technology provided the largest contribution to performance in the second half of the year, helping to offset the first quarter's results and some of the adverse effects caused by the lack of exposure to the strong energy sector. Technology sector returns were led by technology holdings Apple Computer, Google, and Yahoo!.

    Apple extended its extraordinary run over multiple quarters with each new

    iPod release successfully followed by another. Google and Yahoo! further expanded their respective shares of advertising dollars, as their online technologies continued to implode traditional shopping and advertising models.



    Most, but not all of the Portfolio's technology holdings performed well for the period. One holding that detracted from Portfolio returns was Symantec,

    a leading producer of network security software. The Portfolio's position in

    Symantec was eliminated toward the end of the period due to underwhelming and uncertain corporate earnings guidance and a lack of positive business catalysts for the company.



    Health care provided mixed results for the period. After a weak first half during which the sector largely dragged on returns, several Portfolio holdings went on to post stronger returns in the final quarters. During the fourth quarter in particular, Teva Pharmaceutical was the Portfolio's top performing holding. The company received two advantageous U.S. court rulings during the quarter which not only drove Teva's stock price, but helped to strengthen its position as the world's largest generic pharmaceutical company.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR LARGE CAP GROWTH STOCKS?



A.  After a lengthy campaign to bring interest rates in line with historical norms and to ward off inflation, the Federal Reserve's bias toward monetary tightening may be nearing an end. By the end of 2005, the Fed's estimate of the personal consumption expenditures deflator, or PCE deflator, indicated

    that core inflation had increased at a rate of less than 2%. Furthermore,

    after 13 increases to the federal funds rate since June 2004, many consider short-term interest rates to be at or close to a neutral level. It is believed that this improved economic data helps to support a positive outlook for growth stocks going forward.



    The confidence level regarding stronger relative returns for large capitalization growth stocks has increased. Large capitalization growth equities have been one of the worst performing asset classes over the last five years and their return to market leadership has been much anticipated.

    A possible end to the Federal Reserve's monetary tightening cycle, the slowing of growth in the broader economic environment, and the recent decline in energy prices, could benefit larger growth stocks.





--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   The Portfolio slightly outperformed for the period relative to its benchmark, the Russell 1000(R) Growth Index, and the S&P 500 Index.



o   An overweight position in technology contribution to returns, offsetting an underweighting in energy stocks which was detrimental to returns.



o   Growth style investing, which has lagged for some time, overtook value in the second half of the year, benefiting Portfolio results.

--------------------------------------------------------------------------------





                                        3

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO







---------------------------------------------------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

---------------------------------------------------------------------------------------------------------------------------

                                                                             Annualized         Annualized     Annualized

                                                            One Year         Three Year          Five Year    Inception to

                                                             Return            Return             Return          Date

---------------------------------------------------------------------------------------------------------------------------


Old Mutual Large Cap Growth Concentrated Portfolio            5.70%            14.51%            (8.03)%         6.16%

---------------------------------------------------------------------------------------------------------------------------

Russell 1000(R)Growth Index*                                  5.26%            13.23%            (3.58)%         2.46%

---------------------------------------------------------------------------------------------------------------------------

S&P 500 Index*                                                4.91%            14.39%             0.54%          5.14%

---------------------------------------------------------------------------------------------------------------------------

Lipper Large Cap Growth Funds Average*                        6.20%            13.01%            (3.99)%         3.04%

---------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.




* Inception date September 25, 1997





                                               VALUE OF A $10,000 INVESTMENT



                                                   [LINE GRAPH OMITTED]



                Old Mutual Large  Cap Growth                               Russell 1000         Lipper Large-Cap

                Concentrated Portfolio           S&P 500 Index             Growth Index         Growth Funds Average


9/25/97         $10,000                          $10,000                   $10,000              $10,000

9/30/97           9,980                           10,033                    10,009               10,000

10/31/97          9,610                            9,698                     9,630                9,644

11/30/97          9,660                           10,147                    10,039                9,833

12/31/97         10,030                           10,321                    10,152                9,969

1/31/98          10,200                           10,435                    10,455               10,105

2/28/98          11,330                           11,188                    11,242               10,920

3/31/98          11,970                           11,761                    11,690               11,443

4/30/98          12,210                           11,879                    11,852               11,624

5/31/98          11,940                           11,675                    11,515               11,323

6/30/98          13,150                           12,149                    12,221               11,979

7/31/98          13,220                           12,020                    12,140               11,869

8/31/98          11,020                           10,282                    10,318                9,930

9/30/98          12,600                           10,941                    11,110               10,611

10/31/98         12,850                           11,831                    12,003               11,299

11/30/98         13,750                           12,548                    12,917               12,068

12/31/98         16,300                           13,271                    14,081               13,302

1/31/99          17,690                           13,826                    14,908               14,110

2/28/99          16,510                           13,396                    14,227               13,564

3/31/99          17,930                           13,932                    14,976               14,330

4/30/99          17,270                           14,472                    14,996               14,479

5/31/99          16,700                           14,130                    14,535               14,052

6/30/99          17,870                           14,914                    15,553               15,043

7/31/99          17,410                           14,448                    15,058               14,623

8/31/99          18,150                           14,377                    15,305               14,610

9/30/99          18,760                           13,983                    14,983               14,477

10/31/99         20,820                           14,868                    16,115               15,480

11/30/99         24,841                           15,170                    16,984               16,356

12/31/99         32,701                           16,063                    18,750               18,317

1/31/00          31,851                           15,256                    17,871               17,625

2/29/00          38,221                           14,967                    18,745               18,788

3/31/00          39,111                           16,432                    20,087               19,827

4/30/00          34,651                           15,937                    19,131               18,759

5/31/00          30,141                           15,610                    18,168               17,774

6/30/00          36,131                           15,995                    19,544               18,975

7/31/00          35,871                           15,745                    18,730               18,588

8/31/00          41,091                           16,723                    20,425               20,140

9/30/00          37,549                           15,840                    18,493               18,884

10/31/00         33,629                           15,773                    17,618               18,056

11/30/00         25,401                           14,530                    15,021               15,897

12/31/00         24,895                           14,601                    14,546               15,964

1/31/01          25,454                           15,119                    15,551               16,339

2/28/01          20,776                           13,740                    12,911               14,115

3/31/01          17,373                           12,870                    11,506               12,798

4/30/01          19,101                           13,870                    12,961               14,061

5/31/01          18,890                           13,963                    12,770               13,957

6/30/01          18,195                           13,623                    12,474               13,537

7/31/01          17,426                           13,489                    12,163               13,120

8/31/01          15,593                           12,645                    11,168               12,089

9/30/01          14,107                           11,623                    10,053               10,936

10/31/01         14,889                           11,845                    10,581               11,357

11/30/01         16,147                           12,754                    11,597               12,373

12/31/01         15,892                           12,865                    11,575               12,420

1/31/02          14,821                           12,678                    11,371               12,162

2/28/02          14,396                           12,433                    10,899               11,650

3/31/02          14,804                           12,901                    11,276               12,132

4/30/02          14,379                           12,119                    10,355               11,350

5/31/02          13,784                           12,029                    10,105               11,119

6/30/02          13,002                           11,172                     9,170               10,242

7/31/02          11,592                           10,302                     8,666                9,468

8/31/02          11,524                           10,369                     8,692                9,499

9/30/02          10,963                            9,242                     7,790                8,648

10/31/02         11,507                           10,056                     8,505                9,327

11/30/02         11,473                           10,648                     8,967                9,717

12/31/02         10,912                           10,022                     8,347                9,049

1/31/03          10,674                            9,759                     8,145                8,862

2/28/03          10,691                            9,613                     8,107                8,783

3/31/03          11,116                            9,706                     8,258                8,946

4/30/03          11,745                           10,506                     8,869                9,582

5/31/03          12,356                           11,059                     9,312               10,054

6/30/03          12,594                           11,201                     9,440               10,145

7/31/03          13,189                           11,398                     9,675               10,420

8/31/03          13,614                           11,620                     9,915               10,655

9/30/03          13,019                           11,497                     9,809               10,454

10/31/03         14,175                           12,147                    10,360               11,082

11/30/03         14,396                           12,254                    10,469               11,170

12/31/03         14,498                           12,897                    10,831               11,488

1/31/04          14,974                           13,133                    11,052               11,693

2/29/04          14,770                           13,316                    11,122               11,755

3/31/04          14,736                           13,115                    10,916               11,614

4/30/04          14,277                           12,909                    10,789               11,367

5/31/04          15,076                           13,087                    10,990               11,586

6/30/04          15,518                           13,341                    11,127               11,750

7/31/04          14,090                           12,899                    10,498               11,069

8/31/04          13,546                           12,952                    10,446               10,986

9/30/04          14,039                           13,092                    10,546               11,215

10/31/04         14,362                           13,292                    10,710               11,380

11/30/04         15,263                           13,830                    11,079               11,858

12/31/04         15,501                           14,300                    11,513               12,305

1/31/05          14,464                           13,952                    11,129               11,893

2/28/05          14,141                           14,245                    11,248               11,958

3/31/05          13,648                           13,993                    11,043               11,753

4/30/05          13,342                           13,728                    10,832               11,487

5/31/05          14,566                           14,165                    11,356               12,083

6/30/05          14,158                           14,185                    11,315               12,092

7/31/05          14,736                           14,711                    11,868               12,692

8/31/05          14,923                           14,577                    11,715               12,547

9/30/05          15,246                           14,695                    11,769               12,673

10/31/05         15,416                           14,450                    11,654               12,572

11/30/05         16,402                           14,997                    12,157               13,124

12/31/05         16,385                           15,002                    12,119               13,113




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF SEPTEMBER 25, 1997

TO AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE

PORTFOLIO'S PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT

THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS

OR ON THE REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN

THE LIPPER LARGE CAP GROWTH FUNDS AVERAGE AT SEPTEMBER 30, 1997. An investment concentrated in industries and sectors may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. The Old

Mutual Large Cap Growth Concentrated Portfolio is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. The Old Mutual Large Cap Growth Concentrated

Portfolio commenced operations on September 25, 1997.





     SECTOR WEIGHTINGS AT DECEMBER 31, 2005

               [PIE GRAPH OMITTED]



Consumer Cyclical                         7%

Financial                                 8%

Health Care                              16%

Repurchase Agreement                      4%

Services                                  9%

Technology                               56%



      % of Total Portfolio Investments





   TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



Google, Cl A                                     10.9%

Yahoo!                                           10.4%

eBay                                              7.0%

Qualcomm                                          6.1%

Apple Computer                                    5.8%

Broadcom, Cl A                                    5.8%

Infosys Technologies ADR                          5.3%

Teva Pharmaceutical ADR                           5.1%

Goldman Sachs Group                               5.0%

Staples                                           4.8%

-------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      66.2%







                                        4

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO







STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005



--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COMMON STOCK -- 96.2%

CONSUMER CYCLICAL -- 6.5%

ENTERTAINMENT SOFTWARE -- 1.9%

Electronic Arts*                       30,200       $   1,580

                                                    ----------

                                                        1,580

--------------------------------------------------------------

RETAIL-OFFICE SUPPLIES -- 4.6%

Staples                               164,100           3,727

                                                    ----------

                                                        3,727

                                                    ----------

TOTAL CONSUMER CYCLICAL (COST $4,151)                   5,307

                                                    ----------

--------------------------------------------------------------

FINANCIAL -- 8.4%

FINANCE-INVESTMENT BANKER/BROKER -- 4.8%

Goldman Sachs Group                    30,600           3,908

                                                    ----------

                                                        3,908

--------------------------------------------------------------

FINANCE-OTHER SERVICES -- 3.6%

Chicago Mercantile Exchange Holdings    8,100           2,977

                                                    ----------

                                                        2,977

                                                    ----------

TOTAL FINANCIAL (COST $5,928)                           6,885

                                                    ----------

--------------------------------------------------------------

HEALTH CARE -- 16.0%

MEDICAL INSTRUMENTS -- 1.7%

Guidant                                20,700           1,340

                                                    ----------

                                                        1,340

--------------------------------------------------------------

MEDICAL PRODUCTS -- 3.0%

Zimmer Holdings*                       36,800           2,482

                                                    ----------

                                                        2,482

--------------------------------------------------------------

MEDICAL-BIOMEDICAL/GENETIC -- 3.8%

Amgen*                                 39,100           3,083

                                                    ----------

                                                        3,083

--------------------------------------------------------------

MEDICAL-GENERIC DRUGS -- 4.9%

Teva Pharmaceutical ADR*               93,700           4,030

                                                    ----------

                                                        4,030

--------------------------------------------------------------

PHARMACY SERVICES -- 2.6%

Caremark Rx*                           40,600           2,103

                                                    ----------

                                                        2,103

                                                    ----------

TOTAL HEALTH CARE (COST $11,915)                       13,038

                                                    ----------

--------------------------------------------------------------

SERVICES -- 9.5%

E-COMMERCE/SERVICES -- 6.8%

eBay*                                 127,600           5,519

                                                    ----------

                                                        5,519

--------------------------------------------------------------



--------------------------------------------------------------

                                     Shares/Face     Market

Description                         Amount (000)   Value (000)

--------------------------------------------------------------

SCHOOLS -- 2.7%

Apollo Group*                          36,100       $   2,182

                                                    ----------

                                                        2,182

                                                    ----------

TOTAL SERVICES (COST $4,604)                            7,701

                                                    ----------

--------------------------------------------------------------

TECHNOLOGY -- 55.8%

APPLICATIONS SOFTWARE -- 9.5%

Infosys Technologies ADR*              51,000           4,124

Microsoft                             138,000           3,609

                                                    ----------

                                                        7,733

--------------------------------------------------------------

COMPUTER AIDED DESIGN -- 3.4%

Autodesk                               65,100           2,796

                                                    ----------

                                                        2,796

--------------------------------------------------------------

COMPUTERS -- 5.6%

Apple Computer*                        63,200           4,543

                                                    ----------

                                                        4,543

--------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.6%

Broadcom, Cl A*                        96,200           4,536

                                                    ----------

                                                        4,536

--------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 2.5%

Marvell Technology Group*              36,000           2,019

                                                    ----------

                                                        2,019

--------------------------------------------------------------

WEB PORTALS/ISP -- 20.4%

Google, Cl A*                          20,600           8,546

Yahoo!*                               207,700           8,138

                                                    ----------

                                                       16,684

--------------------------------------------------------------

WIRELESS EQUIPMENT -- 8.8%

Motorola                              108,100           2,442

Qualcomm                              110,300           4,752

                                                    ----------

                                                        7,194

                                                    ----------

TOTAL TECHNOLOGY (COST $30,084)                        45,505

                                                    ----------

TOTAL COMMON STOCK (COST $56,682)                      78,436

                                                    ----------

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.1%

Deustche Bank

   4.100%, dated 12/30/05, to be repurchased

   on 01/03/06, repurchase price $3,338,963

   (collateralized by a U.S. Government

   obligation, par value $3,395,000,

   2.000%, 02/28/06, total market

   value $3,404,227)(A)                $3,337           3,337

                                                    ----------

TOTAL REPURCHASE AGREEMENT (COST $3,337)                3,337

                                                    ----------

TOTAL INVESTMENTS-- 100.3% (COST $60,019)              81,773

                                                    ----------

--------------------------------------------------------------

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO





--------------------------------------------------------------



Description                                        Value (000)

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.3)%

Payable for investment advisory fees                $     (61)

Payable for administrative fees                            (9)

Payable for trustees' fees                                 (1)

Other assets and liabilities, net                        (133)

                                                    ----------

TOTAL OTHER ASSETS AND LIABILITIES                       (204)

                                                    ----------

NET ASSETS-- 100.0%                                 $  81,569

                                                    ----------

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 8,465,870 outstanding

   shares of beneficial interest                    $ 293,065

Accumulated net realized loss on investments         (233,250)

Net unrealized appreciation on investments             21,754

                                                    ----------

NET ASSETS                                          $  81,569

                                                    ==========

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                      $9.64

                                                        ======

* Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

Cost figures are shown with "000's" omitted.





The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2005





INVESTMENT INCOME:


     Dividends..................................................................         $   259

     Interest...................................................................              60

     Less: Foreign Taxes Withheld...............................................              (7)

                                                                                         -------

        Total Investment Income.................................................             312

                                                                                         -------

EXPENSES:

     Investment Advisory Fees...................................................             737

     Administrative Fees........................................................             106

     Professional Fees..........................................................              39

     Printing Fees..............................................................              37

     Transfer Agent Fees........................................................              25

     Trustees' Fees.............................................................              20

     Custodian Fees.............................................................               8

     Other Fees.................................................................              17

                                                                                         -------

        Total Expenses..........................................................             989

                                                                                         -------

NET INVESTMENT LOSS.............................................................            (677)

                                                                                         -------

Net Realized Gain from Security Transactions....................................           6,550

Net Change in Unrealized Depreciation on Investments............................          (3,278)

                                                                                         -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................           3,272

                                                                                         -------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................         $ 2,595

                                                                                         =======










The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY





                                                                                        01/01/05           01/01/04

                                                                                           to                 to

                                                                                        12/31/05           12/31/04

                                                                                        --------           --------

INVESTMENT ACTIVITIES:


   Net Investment Loss...........................................................       $   (677)          $   (543)

   Net Realized Gain from Security Transactions..................................          6,550             15,799

   Net Change in Unrealized Depreciation on Investments..........................         (3,278)            (7,432)

                                                                                        --------           --------

   Net Increase in Net Assets Resulting from Operations..........................          2,595              7,824

                                                                                        --------           --------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued.................................................................             11                  1

   Shares Redeemed...............................................................        (31,177)           (51,325)

                                                                                        --------           --------

   Decrease in Net Assets Derived from Capital Share Transactions................        (31,166)           (51,324)

                                                                                        --------           --------

      Total Decrease in Net Assets...............................................        (28,571)           (43,500)

                                                                                        --------           --------

NET ASSETS:

   Beginning of Year.............................................................        110,140            153,640

                                                                                        --------           --------

   End of Year...................................................................       $ 81,569           $110,140

                                                                                        ========           ========

SHARES ISSUED AND REDEEMED:

   Shares Issued.................................................................              1                 --

   Shares Redeemed...............................................................         (3,614)            (5,930)

                                                                                        --------           --------

   Net Decrease in Shares Outstanding............................................         (3,613)            (5,930)

                                                                                        ========           ========


Amounts designated as "--" are either $0 or have been rounded to $0.





The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,











                                  Net

           Net               Realized and

          Asset               Unrealized              Distributions                  Net                   Net        Ratio

         Value,      Net       Gains or      Total        from                   Asset Value,          Assets, End of Expenses

        Beginning Investment    Losses        From       Capital        Total        End       Total     of Year   to Average

         of Year    Loss     on Securities Operations     Gains     Distributions  of Year     Return     (000)     Net Assets

-------------------------------------------------------------------------------------------------------------------------------


2005     $ 9.12   $(0.07)1       $0.59       $0.52           --          --        $9.64        5.70%     $81,569     1.14%

2004       8.53    (0.04)1        0.63        0.59           --          --         9.12        6.92%     110,140     1.10%

2003       6.42    (0.05)1        2.16        2.11           --          --         8.53       32.87%     153,640     1.09%

2002       9.35    (0.05)        (2.88)      (2.93)          --          --         6.42      (31.34)%    153,089     1.08%

2001      23.63    (0.01)        (9.30)      (9.31)      $(4.97)     $(4.97)        9.35      (36.17)%    304,029     1.04%







                                      Ratio of Net

                         Ratio         Investment

         Ratio of Net of Expenses         Loss

          Investment   to Average       to Average

             Loss      Net Assets       Net Assets   Portfolio

          to Average   (Excluding       (Excluding    Turnover

          Net Assets     Waivers)         Waivers)     Rate

--------------------------------------------------------------

2005        (0.78)%       1.14%            (0.78)%     28.42%

2004        (0.44)%       1.10%            (0.44)%     50.45%

2003        (0.73)%       1.09%            (0.73)%     92.66%

2002        (0.42)%       1.08%            (0.42)%    164.94%

2001        (0.23)%       1.04%            (0.23)%    142.88%




1 Per share calculations were performed using average shares for the period.







 Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005





1.  ORGANIZATION

Old Mutual Large Cap Growth Concentrated Portfolio (the "Portfolio") is a series of Old Mutual Insurance Series Fund (the "Fund"), a Delaware statutory trust.

The Fund was known as the PBHG Insurance Series Fund prior to November 2005 and the Portfolio was known as the Liberty Ridge Large Cap Growth Concentrated

Portfolio. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the

Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II

Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth

Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old

Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual

Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual

Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus

Circle Technology and Communications Portfolio (the "Technology and

Communications Portfolio"), (each a "Portfolio" and, collectively, the

"Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth

Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large

Cap Growth Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the

Small Cap Growth Portfolio, the Small Cap Portfolio or the Technology and

Communications Portfolio, whose financial statements are presented separately.

The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated,

and a shareholder's interest is limited to the Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 90% and 10% of the outstanding shares of the

Portfolio were held by the separate accounts of two participating insurance companies.



2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value Procedures established by the Board of Trustees (the

"Board"). The Funds' Fair Value Procedures are implemented through a Fair Value

Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value

Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value

Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.



DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolio are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.





                                       10

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this arrangement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $0 during the year ended December 31, 2005.



3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

     AFFILIATES

The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Previous Advisory Agreement,

Liberty Ridge was paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual

Fund Services, an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). Turner Investment Partners, Inc. and CastleArk

Management have been appointed sub-advisers to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement ("Sub-Advisory

Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the Portfolio approve the Advisory Agreement and Sub-Advisory

Agreement; or (ii) 150 days from January 1, 2006. If approved by shareholders,

the Advisory Agreement and Sub-Advisory Agreement shall each continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees,

including the Trustees who are not "interested persons" of any party to the

Agreements, or (ii) a vote of a "majority" (as defined in the 1940 Act) of the

Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 0.90% on net assets up to $300 million; 0.85% on assets between $300 million up to $500 million; 0.80%

on assets between $500 million up to $750 million; 0.75% on assets between $750 million up to $1 billion; 0.70% on assets between $1 billion up to $1.5 billion;

0.65% on assets between $1.5 billion up to $2 billion, and 0.60% on assets $2 billion or greater; subject to a separate expense limitation arrangement described below. Each sub-adviser is entitled to receive from Old Mutual Capital a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolio managed by each sub-adviser.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund (the "Previous Expense

Limitation Agreement"). With respect to the Portfolio, Liberty Ridge had agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that became effective January 1, 2006, to limit for at least three years the Portfolio's total annual operating expenses

(exclusive of bro-



                                       11

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





kerage commissions, distribution and service fees and extraordinary expenses) to no more than 0.89%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by Old Mutual Capital pursuant to the Expense

Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 0.89%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 0.89%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of the Portfolio. Under the new advisory arrangement, the management fee payable to Old Mutual Capital includes fees for both advisory and administrative services.

The Fund has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual
(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios of the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $24,197,310 and $57,305,330,

respectively.



5.  FEDERAL TAX INFORMATION



It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):



                                         INCREASE NET

         DECREASE PAID-IN-CAPITAL      INVESTMENT INCOME

         ------------------------     ------------------

                  $(677)                      $677



This reclassification had no effect on net assets or net asset value per share.



No dividends or distributions were declared during the years ended December 31,

2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows
(000):



Capital loss carryforwards expiring:



        December 2009                           $(150,970)

        December 2010                             (82,021)

Unrealized appreciation                            21,495

                                                ----------

                                                $(211,496)

                                                ==========



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Portfolio utilized $6,522

(000) of capital loss carryforwards to offset net realized capital gains.





                                       12

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



At December 31, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for

Federal income tax purposes at December 31, 2005 were as follows (000):



        FEDERAL                                       NET

          TAX      UNREALIZED      UNREALIZED     UNREALIZED

         COST     APPRECIATION    DEPRECIATION   APPRECIATION

        --------  -------------   -------------  -------------

        $60,278      $23,458        $(1,963)        $21,495



6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in

specific sectors of the market, such as technology and health care, in order to achieve a potentially greater investment return. As a result, the economic,

political and regulatory developments in a particular sector of the market,

positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.



7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual

Advisor Funds II Funds, Old Mutual Insurance Series Fund and Old Mutual Advisor

Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts

(collectively the "Lending Funds" and individually the "Lending Fund") a Lending

Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August

12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2005, or at any time during the year ended December 31, 2005.



8.  LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER

On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds

II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, et seq. and

ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees;

pay administrative and investigatory costs and expenses, including counsel fees;

pay an administrative

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)





assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

Such other actions will be described in the Statement of Additional Information.



At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Large Cap Growth Concentrated Portfolio, formerly Liberty Ridge Large

Cap Growth Concentrated Portfolio, (one of the portfolios constituting the Old

Mutual Insurance Series Fund, formerly PBHG Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United

States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.





                                                                                     ANNUALIZED

                                                                                       EXPENSE

                                                                                       RATIOS            EXPENSES

                                            BEGINNING             ENDING               FOR THE          PAID DURING

                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH

                                            6/30/05              12/31/05              PERIOD            PERIOD*

                                          -------------        -------------        ------------       ------------


Actual Portfolio Return .............      $1,000.00             $1,157.30             1.15%              $6.25

Hypothetical 5% Return ..............       1,000.00              1,019.41             1.15                5.85




* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

  THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

  THE ONE-HALF YEAR PERIOD).



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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------



The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------


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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------




** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.



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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)







SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o Management fees charged by the adviser to institutional and other clients



   o Management fees incurred by other mutual funds for like services



   o Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o Profit margins of the adviser and its affiliates from providing the services



   o Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o Reviewed a report prepared by Lipper that compared the advisory fees,

     administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.









                                       19

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237,

was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o CASTLEARK is a Delaware limited liability company located at 1 North Wacker

     Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

     One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. Columbus

     Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities,

     public mutual funds, private investment funds, and a trust program.

     Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o COPPER ROCK is a Delaware limited liability company located at 200

     Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Copper

     Rock is a joint venture between OMUSH and senior Copper Rock executives.

     Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.



   o EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

     Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

     including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

     Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

     Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

     Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o MUNDER is a Delaware general partnership located at 480 Pierce Street,

     Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January

     1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite

     100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

     January 1, 2006, managing and supervising the investment of certain

     Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

     September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

     OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the



                                       20

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)





     overall responsibility of OMCAP to provide all management and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o MANAGEMENT FEES -- After extensive discussions between OMCAP and the Board,

     the combined investment advisory and administrative fee (the "Management

     Fee") for each of the Portfolios was reduced from the current Management

     Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses), the effective Management Fee for each Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by

     Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

     Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders.

     These expense limitation agreements provide a meaningful reduction in the

     Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3)

     year period. A more detailed discussion of each Portfolio's expense limitation agreement is contained below.



   o PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

     Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

     Portfolios that each was proposed to sub-advise or co-sub-advise. The Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

     Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

     Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

     Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

     Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

     Undertakings are more extensive than that required by current regulations.

     Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the

     Compliance Undertakings in connection with the approval of the new

     Management Agreement.



   o BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

     Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which,

     although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









                                       21

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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       22

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses





                                       23

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

                                    [LOGO OMITTED] OLD MUTUAL







                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm



This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.



















D-06-043  01/2006

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INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005































o OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the

Portfolios effective January 1, 2006. Also effective on this date, Old Mutual

Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.



Sincerely,







/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND







                                        1

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December 31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the

Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.





COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



S&P 500 INDEX

The unmanaged S&P 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.



RUSSELL 1000(R) GROWTH INDEX

The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

The Lipper Large-Cap Growth Funds Average represents the average performance of

675 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

Funds included in the Lipper Large-Cap Growth Funds Average include funds that,

by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300%

of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 500 Index.





Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.











                                        2

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE





Q.  WHO ARE THE NEW SUB-ADVISERS FOR THIS PORTFOLIO?

A.  The culmination of an extensive search by the Board of Trustees and Old

    Mutual Capital -- with the assistance of an independent investment consultant retained by the Board -- has identified two new sub-advisers for the Portfolio effective January 1, 2006: Turner Investment Partners and

    CastleArk Management. Both managers are respected large-cap growth managers.

    Effective January 1, 2006 each firm will be responsible for the oversight of approximately 50% of the Portfolio. The following discussion reflects an analysis of the activities of the prior sub-adviser and should not be construed as a reflection of how the new sub-adviser will manage the

    Portfolio in the future.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  For the 12-month period ended December 31, 2005, the Old Mutual Large Cap

    Growth Portfolio posted a respectable gain of 4.56%, but fell slightly short of its benchmark, the Russell 1000(R) Growth Index which returned 5.26% and the S&P 500 Index, which returned 4.91%. The Portfolio also fell short of the Lipper Large-Cap Growth Funds Average, which returned 6.20%.



Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12

    MONTHS?

A.  While stocks faced a number of hardships in 2005, record oil prices were certainly near the top of the list with respect to investors' concerns.

    Rising oil prices dragged on stocks and ignited worries over inflation.

    Given that consumers were paying significantly more to fuel their vehicles and heat their homes, consumer spending and sentiment were expected to falter. During the period, stocks also routinely wrestled with speculation over the duration and extent of the Federal Reserve's campaign to raise the federal funds rate. Periods of rising interest rates are generally considered to be difficult for longer-duration assets, particularly growth stocks. In the third quarter, Hurricanes Katrina and Rita further rocked an already shaky market environment. The good news is that the market exhibited amazing resiliency during this challenging period.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  While skyrocketing oil prices generally unsettled the market, they did contribute to strong returns for some areas, such as oil-related industries,

    basic materials, and utilities. Unfortunately, these are not sectors in which the Portfolio is typically well represented, as they generally lack the growth characteristics sought by the managers. The Portfolio's underweighting in these areas detracted from performance for the period.

    The outperformance of many large cap growth companies relative to their value counterparts in the second half of the year was another trend that impacted the Portfolio, but with a positive effect on results. On a broader basis, 2005 marked the first year since 1998 that large cap stocks outperformed small cap stocks, as measured by the 6.27% annual gain for the Russell 1000(R)Index versus the 4.55% return of the small cap Russell 2000(R)Index in 2005.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  The Portfolio's slight underperformance for the period can largely be traced back to the first quarter. The Portfolio sustained significant losses at the beginning of the year due to its sizable overweight position in technology,

    which was the worst performing sector at the time. While first quarter performance was a difficult obstacle to overcome, the Portfolio was largely successful in turning performance around for the year. Again, technology was a contributing factor. As the year progressed, the technology sector moved from the back of the pack to the front. The Portfolio's overweight position in technology, combined with favorable selection, provided the largest positive contribution to performance in the second half of the year, helping to offset the first quarter's weak results and some of the adverse effects caused by the lack of exposure to the strong energy sector. Sector returns were led by technology holdings Apple Computer, Google, and Yahoo! Apple extended its extraordinary run over multiple quarters with each new iPod release successfully followed by another. Google and Yahoo! further expanded their respective shares of advertising dollars, as their online technologies continued to implode traditional shopping and advertising models.



    Most, but not all of the Portfolio's technology holdings performed well for the period. Two holdings that detracted from Portfolio returns were Dell and

    Symantec, a leading producer of network security software. Both positions were eliminated toward the end of the period due to their uncertain corporate earnings guidance and lack of positive business catalysts.



    Health care provided mixed results for the period. After a weak first half during which the sector largely dragged on returns, several Portfolio holdings went on to post stronger returns in the final quarters. During the fourth quarter in particular, Teva Pharmaceutical was the Portfolio's top performing holding. The company received two advantageous U.S. court rulings during the quarter which not only drove Teva's stock price, but helped to strengthen its position as the world's largest generic pharmaceutical company.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR LARGE CAP GROWTH STOCKS?

A.  After a lengthy campaign to bring interest rates in line with historical norms and to ward off inflation, the Federal Reserve's bias toward monetary tightening may be nearing an end. By the end of 2005, the Fed's estimate of the personal consumption expenditures deflator, or PCE deflator, indicated

    that core inflation had increased at a rate of less than 2%. Furthermore,

    after 13 increases to the federal funds rate since June 2004, many consider short-term interest rates to be at or close to a neutral level. This improved economic data helps to support a positive outlook for growth stocks going forward.



    The confidence level regarding stronger relative returns for large capitalization growth stocks has increased. Large capitalization growth equities have been one of the worst performing asset classes over the last five years and their return to market leadership has been much anticipated.

    Given a possible end to the Federal Reserve's monetary tightening cycle, the slowing of growth in the broader economic environment, and the recent decline in energy prices, many experts believe that the outlook for larger growth stocks looks promising.



--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   While posting a respectable gain for the period, the Portfolio slightly trailed its benchmark, the Russell 1000(R) Growth Index.



o   An underweighting in energy stocks was detrimental to returns.



o   Growth style investing, which has lagged for some time, overtook value in the second half of the year, benefiting Portfolio results.

--------------------------------------------------------------------------------

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO







------------------------------------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------

                                                              Annualized      Annualized       Annualized

                                              One Year        Three Year       Five Year      Inception to

                                               Return           Return          Return            Date

------------------------------------------------------------------------------------------------------------


Old Mutual Large Cap Growth Portfolio           4.56%           14.33%           (5.40)%          7.71%

------------------------------------------------------------------------------------------------------------

Russell 1000(R)Growth Index*                    5.26%           13.23%           (3.58)%          4.40%

------------------------------------------------------------------------------------------------------------

S&P 500 Index*                                  4.91%           14.39%            0.54%           6.88%

------------------------------------------------------------------------------------------------------------

Lipper Large-Cap Growth Funds Average*          6.20%           13.01%           (3.99)%          5.29%

------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.



* Inception date April 30, 1997





                                               VALUE OF A $10,000 INVESTMENT



                              [LINE GRAPH OMITTED]





                    Old Mutual Large Cap        Russell 1000                  S&P 500                        Lipper Large-Cap

                    Growth Portfolio            Growth Index                  Index                          Growth Funds Average


4/30/95             $10,000                     $10,000                       $10,000                        $10,000

5/31/97              10,500                      10,722                        10,609                         10,721

6/30/97              10,780                      11,151                        11,084                         11,162

7/31/97              11,790                      12,137                        11,966                         12,207

8/31/97              11,430                      11,427                        11,296                         11,689

9/30/97              11,960                      11,989                        11,914                         12,334

10/31/97             11,520                      11,546                        11,516                         11,895

11/30/97             11,420                      12,036                        12,050                         12,128

12/31/97             11,820                      12,171                        12,256                         12,295

1/31/98              11,730                      12,535                        12,392                         12,464

2/28/98              12,960                      13,478                        13,286                         13,468

3/31/98              13,510                      14,015                        13,966                         14,113

4/30/98              13,600                      14,209                        14,107                         14,336

5/31/98              13,140                      13,806                        13,864                         13,965

6/30/98              14,110                      14,651                        14,427                         14,775

7/31/98              14,020                      14,554                        14,274                         14,639

8/31/98              11,690                      12,370                        12,210                         12,247

9/30/98              12,530                      13,320                        12,992                         13,087

10/31/98             12,750                      14,391                        14,049                         13,937

11/30/98             13,540                      15,485                        14,901                         14,884

12/31/98             15,440                      16,882                        15,759                         16,407

1/31/99              16,070                      17,873                        16,418                         17,403

2/28/99              15,190                      17,057                        15,908                         16,729

3/31/99              16,160                      17,955                        16,544                         17,675

4/30/99              16,120                      17,978                        17,185                         17,858

5/31/99              15,460                      17,426                        16,779                         17,332

6/30/99              16,540                      18,646                        17,710                         18,554

7/31/99              16,010                      18,053                        17,157                         18,036

8/31/99              16,140                      18,348                        17,073                         18,020

9/30/99              16,420                      17,963                        16,605                         17,856

10/31/99             17,930                      19,320                        17,655                         19,093

11/30/99             20,120                      20,362                        18,014                         20,174

12/31/99             25,510                      22,480                        19,075                         22,593

1/31/00              26,030                      21,426                        18,117                         21,739

2/29/00              32,400                      22,473                        17,774                         23,173

3/31/00              31,320                      24,082                        19,513                         24,455

4/30/00              27,910                      22,936                        18,926                         23,137

5/31/00              25,420                      21,781                        18,537                         21,922

6/30/00              30,080                      23,432                        18,994                         23,404

7/31/00              30,040                      22,455                        18,697                         22,926

8/31/00              33,960                      24,488                        19,859                         24,841

9/30/00              32,364                      22,171                        18,810                         23,291

10/31/00             29,128                      21,122                        18,731                         22,271

11/30/00             24,376                      18,009                        17,254                         19,607

12/31/00             25,133                      17,439                        17,338                         19,689

1/31/01              25,205                      18,644                        17,954                         20,152

2/28/01              22,327                      15,479                        16,317                         17,409

3/31/01              19,685                      13,794                        15,283                         15,785

4/30/01              21,313                      15,539                        16,471                         17,343

5/31/01              21,252                      15,310                        16,581                         17,215

6/30/01              20,832                      14,955                        16,177                         16,697

7/31/01              20,074                      14,582                        16,018                         16,182

8/31/01              18,394                      13,389                        15,015                         14,910

9/30/01              16,325                      12,053                        13,803                         13,488

10/31/01             17,042                      12,685                        14,066                         14,007

11/30/01             18,230                      13,903                        15,145                         15,261

12/31/01             18,026                      13,877                        15,278                         15,319

1/31/02              17,278                      13,632                        15,055                         15,000

2/28/02              16,428                      13,066                        14,764                         14,369

3/31/02              17,073                      13,518                        15,320                         14,964

4/30/02              16,489                      12,415                        14,391                         13,998

5/31/02              16,018                      12,115                        14,285                         13,714

6/30/02              15,056                      10,994                        13,267                         12,632

7/31/02              13,560                      10,390                        12,233                         11,677

8/31/02              13,560                      10,421                        12,313                         11,716

9/30/02              12,874                       9,340                        10,975                         10,666

10/31/02             13,478                      10,196                        11,941                         11,503

11/30/02             13,529                      10,750                        12,644                         11,985

12/31/02             12,741                      10,008                        11,901                         11,161

1/31/03              12,608                       9,765                        11,589                         10,930

2/28/03              12,577                       9,720                        11,415                         10,832

3/31/03              13,028                       9,901                        11,526                         11,034

4/30/03              13,673                      10,633                        12,476                         11,818

5/31/03              14,431                      11,164                        13,133                         12,401

6/30/03              14,615                      11,317                        13,301                         12,513

7/31/03              15,117                      11,599                        13,536                         12,852

8/31/03              15,496                      11,887                        13,799                         13,142

9/30/03              15,137                      11,760                        13,653                         12,894

10/31/03             16,223                      12,421                        14,425                         13,669

11/30/03             16,459                      12,551                        14,552                         13,777

12/31/03             16,715                      12,985                        15,315                         14,169

1/31/04              17,298                      13,250                        15,596                         14,422

2/29/04              17,268                      13,334                        15,813                         14,498

3/31/04              17,145                      13,087                        15,574                         14,324

4/30/04              16,612                      12,935                        15,330                         14,020

5/31/04              17,176                      13,176                        15,540                         14,290

6/30/04              17,503                      13,340                        15,842                         14,492

7/31/04              16,254                      12,586                        15,318                         13,652

8/31/04              15,988                      12,524                        15,380                         13,550

9/30/04              16,541                      12,643                        15,546                         13,833

10/31/04             16,725                      12,840                        15,784                         14,036

11/30/04             17,575                      13,282                        16,423                         14,626

12/31/04             18,210                      13,803                        16,982                         15,177

1/31/05              17,319                      13,343                        16,568                         14,669

2/28/05              17,135                      13,485                        16,916                         14,749

3/31/05              16,684                      13,239                        16,617                         14,496

4/30/05              16,407                      12,987                        16,302                         14,168

5/31/05              17,585                      13,615                        16,820                         14,903

6/30/05              17,421                      13,565                        16,844                         14,914

7/31/05              18,118                      14,228                        17,470                         15,657

8/31/05              17,933                      14,045                        17,310                         15,479

9/30/05              18,128                      14,109                        17,450                         15,634

10/31/05             18,261                      13,972                        17,160                         15,510

11/30/05             19,050                      14,575                        17,808                         16,191

12/31/05             19,040                      14,529                        17,815                         16,176




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF APRIL 30, 1997 TO

AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE PORTFOLIO'S

PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES REINVESTMENT OF

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT THE DEDUCTION OF

TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR ON THE

REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN THE LIPPER

LARGE-CAP GROWTH FUNDS AVERAGE AT APRIL 30, 1997. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. The Old Mutual Large Cap Growth Portfolio is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider.

Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money. The Old Mutual Large Cap Growth Portfolio commenced operations on April 30, 1997.





    SECTOR WEIGHTINGS AT DECEMBER 31, 2005

             [PIE CHART OMITTED]



Consumer Cyclical                        15%

Consumer Non-Cyclical                     4%

Energy                                    1%

Financial                                 7%

Health Care                              27%

Industrial                                3%

Services                                  8%

Repurchase Agreement                      3%

Technology                                31%

Transportation                            1%



      % of Total Portfolio Investments





   TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



Google, Cl A                                      5.0%

Yahoo!                                            3.9%

eBay                                              3.4%

Apple Computer                                    2.8%

Qualcomm                                          2.8%

Infosys Technologies ADR                          2.6%

Chicago Mercantile Exchange Holdings              2.4%

Carnival, Cl A                                    2.4%

Teva Pharmaceutical ADR                           2.4%

Broadcom, Cl A                                    2.3%

-------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      30.0%

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO







STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005



--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COMMON STOCK -- 97.1%

CONSUMER CYCLICAL -- 14.7%

APPAREL MANUFACTURERS -- 1.6%

Coach*                                 12,040       $     401

                                                    ----------

                                                          401

--------------------------------------------------------------

ATHLETIC FOOTWEAR -- 1.5%

Nike, Cl B                              4,380             380

                                                    ----------

                                                          380

--------------------------------------------------------------

CRUISE LINES -- 2.3%

Carnival, Cl A                         10,900             583

                                                    ----------

                                                          583

--------------------------------------------------------------

ENTERTAINMENT SOFTWARE -- 1.2%

Electronic Arts*                        5,920             310

                                                    ----------

                                                          310

--------------------------------------------------------------

HOTELS & MOTELS -- 1.3%

Starwood Hotels & Resorts Worldwide     5,210             333

                                                    ----------

                                                          333

--------------------------------------------------------------

RETAIL-BEDDING -- 0.7%

Bed Bath & Beyond*                      4,860             176

                                                    ----------

                                                          176

--------------------------------------------------------------

RETAIL-BUILDING PRODUCTS -- 1.5%

Lowe's                                  5,540             369

                                                    ----------

                                                          369

--------------------------------------------------------------

RETAIL-DISCOUNT -- 1.2%

Target                                  5,460             300

                                                    ----------

                                                          300

--------------------------------------------------------------

RETAIL-DRUG STORE -- 0.7%

Walgreen                                4,100             181

                                                    ----------

                                                          181

--------------------------------------------------------------

RETAIL-OFFICE SUPPLIES -- 1.7%

Staples                                18,870             429

                                                    ----------

                                                          429

--------------------------------------------------------------

RETAIL-RESTAURANTS -- 1.0%

Starbucks*                              8,800             264

                                                    ----------

                                                          264

                                                    ----------

TOTAL CONSUMER CYCLICAL (COST $2,467)                   3,726

                                                    ----------

--------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 4.5%

BEVERAGES-NON-ALCOHOLIC -- 1.5%

PepsiCo                                 6,340             375

                                                    ----------

                                                          375

--------------------------------------------------------------





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COSMETICS & TOILETRIES -- 1.6%

Procter & Gamble                        7,000       $     405

                                                    ----------

                                                          405

--------------------------------------------------------------

FOOD-RETAIL -- 1.4%

Whole Foods Market                      4,600             356

                                                    ----------

                                                          356

                                                    ----------

TOTAL CONSUMER NON-CYCLICAL (COST $854)                 1,136

                                                    ----------

--------------------------------------------------------------

ENERGY -- 1.3%

OIL-FIELD SERVICES -- 1.3%

Schlumberger                            3,300             321

                                                    ----------

                                                          321

                                                    ----------

TOTAL ENERGY (COST $163)                                  321

                                                    ----------

--------------------------------------------------------------

FINANCIAL -- 6.6%

FINANCE-INVESTMENT BANKER/BROKER -- 2.8%

Goldman Sachs Group                     4,090             522

Merrill Lynch                           2,930             199

                                                    ----------

                                                          721

--------------------------------------------------------------

FINANCE-MORTGAGE LOAN/BANKER -- 0.7%

Countrywide Financial                   5,090             174

                                                    ----------

                                                          174

--------------------------------------------------------------

FINANCE-OTHER SERVICES -- 2.3%

Chicago Mercantile Exchange Holdings    1,600             588

                                                    ----------

                                                          588

--------------------------------------------------------------

MULTI-LINE INSURANCE -- 0.8%

American International Group            2,800             191

                                                    ----------

                                                          191

                                                    ----------

TOTAL FINANCIAL (COST $1,322)                           1,674

                                                    ----------

--------------------------------------------------------------

HEALTH CARE -- 26.7%

MEDICAL INSTRUMENTS -- 5.1%

Boston Scientific*                      7,700             188

Guidant                                 5,330             345

Medtronic                               6,700             386

St. Jude Medical*                       7,590             381

                                                    ----------

                                                        1,300

--------------------------------------------------------------

MEDICAL PRODUCTS -- 4.0%

Johnson & Johnson                       6,330             380

Stryker                                 4,580             204

Varian Medical Systems*                 2,100             106

Zimmer Holdings*                        4,930             332

                                                    ----------

                                                        1,022

--------------------------------------------------------------

MEDICAL-BIOMEDICAL/GENETIC -- 5.7%

Amgen*                                  6,300             497

Genentech*                              5,580             516

Genzyme*                                5,900             417

                                                    ----------

                                                        1,430

--------------------------------------------------------------





                                        5

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------



MEDICAL-DRUGS -- 1.1%

Pfizer                                 11,700       $     273

                                                    ----------

                                                          273

--------------------------------------------------------------

MEDICAL-GENERIC DRUGS -- 2.3%

Teva Pharmaceutical ADR*               13,500             581

                                                    ----------

                                                          581

--------------------------------------------------------------

MEDICAL-HMO -- 2.6%

UnitedHealth Group                      6,930             431

WellPoint*                              2,720             217

                                                    ----------

                                                          648

--------------------------------------------------------------

OPTICAL SUPPLIES -- 2.2%

Alcon                                   4,280             555

                                                    ----------

                                                          555

--------------------------------------------------------------

PHARMACY SERVICES -- 1.8%

Caremark Rx*                            8,600             445

                                                    ----------

                                                          445

--------------------------------------------------------------

THERAPEUTICS -- 1.9%

Gilead Sciences*                        9,400             495

                                                    ----------

                                                          495

                                                    ----------

TOTAL HEALTH CARE (COST $4,415)                         6,749

                                                    ----------

--------------------------------------------------------------

INDUSTRIAL -- 3.4%

AEROSPACE/DEFENSE -- 0.8%

Lockheed Martin                         3,210             204

                                                    ----------

                                                          204

--------------------------------------------------------------

DIVERSIFIED MANUFACTURING OPERATIONS-- 1.9%

General Electric                       13,800             484

                                                    ----------

                                                          484

--------------------------------------------------------------

ELECTRONICS-MILITARY -- 0.7%

L-3 Communications Holdings             2,200             163

                                                    ----------

                                                          163

                                                    ----------

TOTAL INDUSTRIAL (COST $792)                              851

                                                    ----------

--------------------------------------------------------------

SERVICES -- 7.6%

COMMERCIAL SERVICES-FINANCE -- 1.1%

Moody's                                 4,700             289

                                                    ----------

                                                          289

--------------------------------------------------------------

COMPUTER SERVICES -- 1.8%

Cognizant Technology Solutions, Cl A*   9,100             458

                                                    ----------

                                                          458

--------------------------------------------------------------

E-COMMERCE/SERVICES -- 3.3%

eBay*                                  19,060             824

                                                    ----------

                                                          824

--------------------------------------------------------------





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

SCHOOLS -- 1.4%

Apollo Group*                           5,640       $     341

                                                    ----------

                                                          341

                                                    ----------

TOTAL SERVICES (COST $1,170)                            1,912

                                                    ----------

--------------------------------------------------------------

TECHNOLOGY -- 31.0%

APPLICATIONS SOFTWARE -- 4.4%

Infosys Technologies ADR                7,890             638

Microsoft                              18,396             481

                                                    ----------

                                                        1,119

--------------------------------------------------------------

COMPUTER AIDED DESIGN -- 2.0%

Autodesk                               11,600             498

                                                    ----------

                                                          498

--------------------------------------------------------------

COMPUTERS -- 2.7%

Apple Computer*                         9,570             688

                                                    ----------

                                                          688

--------------------------------------------------------------

COMPUTERS-MEMORY DEVICES -- 1.3%

EMC*                                   23,440             319

                                                    ----------

                                                          319

--------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.5%

Broadcom, Cl A*                        11,800             556

Intel                                  12,690             317

                                                    ----------

                                                          873

--------------------------------------------------------------

NETWORKING PRODUCTS -- 2.1%

Cisco Systems*                         18,000             308

Juniper Networks*                      10,500             234

                                                    ----------

                                                          542

--------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.7%

Marvell Technology Group*               7,700             432

                                                    ----------

                                                          432

--------------------------------------------------------------

WEB PORTALS/ISP -- 8.6%

Google, Cl A*                           2,940           1,220

Yahoo!*                                24,240             950

                                                    ----------

                                                        2,170

--------------------------------------------------------------

WIRELESS EQUIPMENT -- 4.7%

Motorola                               22,500             508

Qualcomm                               15,700             677

                                                    ----------

                                                        1,185

                                                    ----------

TOTAL TECHNOLOGY (COST $4,761)                          7,826

                                                    ----------

--------------------------------------------------------------

TRANSPORTATION -- 1.3%

TRANSPORT-SERVICES -- 1.3%

United Parcel Service, Cl B             4,300             323

                                                    ----------

                                                          323

                                                    ----------

TOTAL TRANSPORTATION (COST $333)                          323

                                                    ----------

TOTAL COMMON STOCK (COST $16,277)                      24,518

                                                    ----------

--------------------------------------------------------------

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO





--------------------------------------------------------------

                                        Face         Market

Description                         Amount (000)   Value (000)

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.1%

Morgan Stanley

   4.050%, dated 12/30/05, to be repurchased

   on 01/03/06, repurchase price $775,078

   (collateralized by various U.S. Government

   obligations, par value ranging from

   $129,841 to $1,212,783, 0.000%,

   02/15/18 to 08/15/17, total

   market value $790,230)(A)             $775       $     775

                                                    ----------

TOTAL REPURCHASE AGREEMENT (COST $775)                    775

                                                    ----------

TOTAL INVESTMENTS-- 100.2% (COST $17,052)              25,293

                                                    ----------

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.2)%

Payable for investment advisory fees                      (16)

Payable for administrative fees                            (3)

Other assets and liabilities, net                         (38)

                                                    ----------

TOTAL OTHER ASSETS AND LIABILITIES                        (57)

                                                    ----------

NET ASSETS-- 100.0%                                 $  25,236

                                                    ==========

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 1,357,644 outstanding

   shares of beneficial interest                    $  48,068

Accumulated net realized loss on investments          (31,073)

Net unrealized appreciation on investments              8,241

                                                    ----------

NET ASSETS                                          $  25,236

                                                    ==========

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                     $18.59

                                                       =======



* Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

Cost figures are shown with "000's" omitted.









The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2005





INVESTMENT INCOME:


     Dividends..................................................................      $   169

     Interest...................................................................           16

     Less: Foreign Taxes Withheld...............................................           (3)

                                                                                      -------

        Total Investment Income.................................................          182

                                                                                      -------

EXPENSES:

     Investment Advisory Fees...................................................          201

     Administrative Fees........................................................           33

     Transfer Agent Fees........................................................           25

     Printing Fees..............................................................           17

     Professional Fees..........................................................           13

     Custodian Fees.............................................................            7

     Trustees' Fees.............................................................            6

     Other Fees.................................................................            6

                                                                                      -------

        Total Expenses..........................................................          308

LESS:

     Waiver of Investment Advisory Fees.........................................          (13)

                                                                                      -------

NET EXPENSES....................................................................          295

                                                                                      -------

NET INVESTMENT LOSS.............................................................         (113)

                                                                                      -------

Net Realized Gain from Security Transactions....................................        1,498

Net Change in Unrealized Depreciation on Investments............................         (554)

                                                                                      -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................          944

                                                                                      -------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................      $   831

                                                                                      =======




The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY





                                                                                                   01/01/05           01/01/04

                                                                                                      to                 to

                                                                                                   12/31/05           12/31/04

                                                                                                   ---------          ---------

INVESTMENT ACTIVITIES:


   Net Investment Loss......................................................................       $   (113)           $   (85)

   Net Realized Gain from Security Transactions.............................................          1,498              1,450

   Net Change in Unrealized Appreciation (Depreciation) on Investments......................           (554)             1,247

                                                                                                    -------            -------

   Net Increase in Net Assets Resulting from Operations.....................................            831              2,612

                                                                                                    -------            -------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued............................................................................          1,619              5,528

   Shares Redeemed..........................................................................         (9,064)            (8,647)

                                                                                                    -------            -------

   Decrease in Net Assets Derived from Capital Share Transactions...........................         (7,445)            (3,119)

                                                                                                    -------            -------

      Total Decrease in Net Assets..........................................................         (6,614)              (507)

                                                                                                    -------            -------

NET ASSETS:

   Beginning of Year........................................................................         31,850             32,357

                                                                                                    -------            -------

   End of Year..............................................................................        $25,236            $31,850

                                                                                                    =======            =======

SHARES ISSUED AND REDEEMED:

   Shares Issued............................................................................             91                333

   Shares Redeemed..........................................................................           (525)              (523)

                                                                                                    -------            -------

   Net Decrease in Shares Outstanding.......................................................           (434)              (190)

                                                                                                    =======            =======






The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

-------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,









                                  Net

           Net               Realized and

          Asset               Unrealized              Distributions                  Net                   Net        Ratio

         Value,      Net       Gains or      Total        from                   Asset Value,          Assets, End of Expenses

        Beginning Investment    Losses        From       Capital        Total        End       Total     of Year   to Average

         of Year    Loss     on Securities Operations     Gains     Distributions  of Year     Return     (000)     Net Assets

-------------------------------------------------------------------------------------------------------------------------------


2005     $17.78   $(0.07)1       $0.88       $0.81         --          --           $18.59        4.56%   $25,236     1.10%

2004      16.32    (0.04)1        1.50        1.46         --          --            17.78        8.95%    31,850     1.10%

2003      12.44    (0.07)1        3.95        3.88         --          --            16.32       31.19%    32,357     1.06%

2002      17.60    (0.10)        (5.06)      (5.16)        --          --            12.44      (29.32)%   27,434     1.05%

2001      24.54    (0.05)1       (6.89)      (6.94)        --          --            17.60      (28.28)%   54,060     1.02%









                                      Ratio of Net

                         Ratio         Investment

         Ratio of Net of Expenses         Loss

          Investment   to Average       to Average

             Loss      Net Assets       Net Assets   Portfolio

          to Average   (Excluding       (Excluding    Turnover

          Net Assets     Waivers)         Waivers)     Rate

--------------------------------------------------------------

2005        (0.42)%       1.15%           (0.47)%      30.48%

2004        (0.27)%       1.10%           (0.27)%      44.92%

2003        (0.51)%       1.06%           (0.51)%      74.16%

2002        (0.47)%       1.05%           (0.47)%     142.32%

2001        (0.26)%       1.02%           (0.26)%     137.18%








1 Per share calculations were performed using the average shares for the period.



Amounts designated as "--" are either $0 or have been rounded to $0.





The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005







1.  ORGANIZATION

Old Mutual Large Cap Growth Portfolio (the "Portfolio") is a series of Old

Mutual Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund was known as the PBHG Insurance Series Fund prior to November 2005 and the

Portfolio was known as the Liberty Ridge Large Cap Growth Portfolio. The Fund is

registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old

Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth

Concentrated Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap

Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value

Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth

Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and

the Old Mutual Columbus Circle Technology and Communications Portfolio (the

"Technology and Communications Portfolio"), (each a "Portfolio" and,

collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap

Growth Concentrated Portfolio and the Technology and Communications Portfolio,

which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio,

the Large Cap Growth Concentrated Portfolio, the Mid-Cap Portfolio, the Select

Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio, or the

Technology and Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the

Portfolio's investment objectives, policies and strategies. The assets of the

Portfolio are segregated, and a shareholder's interest is limited to the

Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 57% and 30% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.



2.  SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available,

are valued at the last quoted sales price at the close of trading on the New

York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value

Procedures established by the Board of Trustees (the "Board"). The Funds' Fair

Value Procedures are implemented through a Fair Value Committee (the

"Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

When a security is valued in accordance with the Fair Value Procedures, the

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. However, debt securities

(other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.



DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolio are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.





                                       11

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this arrangement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $38 during the year ended December 31, 2005.



3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

     AFFILIATES

The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Previous Advisory Agreement,

Liberty Ridge was paid a monthly fee at an annual rate of 0.75% of the first $1 billion of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, 0.65% of the next $500 million of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, and 0.55% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual

Fund Services, an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). CastleArk Management LLC and Turner Investment

Partners Inc. have been appointed sub-advisors to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement

("Sub-Advisory Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the Portfolio approve the Advisory Agreement and

Sub-Advisory Agreement; or (ii) 150 days from January 1, 2006. If approved by shareholders, the Advisory Agreement and Sub-Advisory Agreement shall each continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees,

including the Trustees who are not "interested persons" of any party to the

Agreements, or (ii) a vote of a "majority" (as defined in the 1940 Act) of the

Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 0.85% on net assets up to $300 million; 0.80% on assets between $300 million up to $500 million; 0.75%

on assets between $500 million up to $750 million; 0.70% on assets between $750 million up to $1 billion; 0.65% on assets between $1 billion up to $1.5 billion;

0.60% on assets between $1.5 billion up to $2 billion, and 0.55% on assets $2 billion or greater; subject to a separate expense limitation arrangement described below. Each sub-adviser is entitled to receive from Old Mutual Capital a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolio managed by each sub-adviser.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund (the "Previous Expense

Limitation Agreement"). With respect to the Portfolio, the Adviser had agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.10%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that became effective January 1, 2006, to limit for at least three years the Portfolio's total annual operating expenses

(exclusive of bro-





                                       12

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



kerage commissions, distribution and service fees and extraordinary expenses) to no more than 0.96%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by Old Mutual Capital pursuant to the Expense

Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 0.96%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 0.96%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.



Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old

Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly,

at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

Under the new advisory arrangement, the management fee payable to Old Mutual

Capital includes fees for both advisory and administrative services.

The Fund has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual
(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios of the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.



Certain officers of the Fund are or were officers of the Adviser, Administrator,

Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $8,050,925 and $15,470,479,

respectively.



5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):



                                           INCREASE

                 DECREASE              UNDISTRIBUTED NET

              PAID-IN-CAPITAL          INVESTMENT INCOME

              ---------------         ------------------

                  $(113)                      $113



This reclassification had no effect on net assets or net asset value per share.



No dividends or distributions were declared during the years ended December 31,

2005 and December 31, 2004, respectively. As of December 31, 2005, the components of accumulated losses were as follows (000):



Capital loss carryforwards expiring:



          December 2009                     $ (17,722)

          December 2010                       (13,158)

          December 2011                           (58)

Unrealized appreciation                         8,106

                                            ---------

                                            $ (22,832)

                                            =========



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Portfolio utilized $1,454

(000) of capital loss carryforwards to offset net realized capital gains.





                                       13

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



At December 31, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for

Federal income tax purposes at December 31, 2005 were as follows (000):



        FEDERAL                                       NET

          TAX      UNREALIZED      UNREALIZED     UNREALIZED

         COST     APPRECIATION    DEPRECIATION   APPRECIATION

        --------  -------------   -------------  -------------

        $17,187      $8,387          $(281)         $8,106



6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as health care and technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.



7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual

Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds

(together, the "Trusts"), on behalf of each series portfolio of the Trusts

(collectively the "Lending Funds" and individually the "Lending Fund") a Lending

Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August

12, 2003 to the Trusts.



The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus

50 basis points).



The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2005, or at any time during the year ended December

31, 2005.



8.  LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER



On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds

II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, et seq. and

ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees;

pay administrative and investigatory costs and expenses, including counsel fees;

pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of

Additional Information.

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--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)





At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Large Cap Growth Portfolio, formerly Liberty Ridge Large Cap Growth

Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series

Fund, formerly PBHG Insurance Series Fund, hereafter referred to as the

"Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the

Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                                     ANNUALIZED

                                                                                       EXPENSE

                                                                                       RATIOS            EXPENSES

                                            BEGINNING             ENDING               FOR THE          PAID DURING

                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH

                                            6/30/05              12/31/05              PERIOD            PERIOD*

                                         ---------------      ---------------       -------------      -------------


Actual Portfolio Return ...........        $1,000.00             $1,092.90             1.10%              $5.80

Hypothetical 5% Return ............         1,000.00              1,019.66             1.10                5.60




*  EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

   THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

   THE ONE-HALF YEAR PERIOD).



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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------



The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------


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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------




** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.



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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)







SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o Management fees charged by the adviser to institutional and other clients o

     Management fees incurred by other mutual funds for like services



   o Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o Profit margins of the adviser and its affiliates from providing the services



   o Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o Reviewed a report prepared by Lipper that compared the advisory fees,

     administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.









                                       20

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237,

was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o CASTLEARK is a Delaware limited liability company located at 1 North Wacker

     Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

     One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. Columbus

     Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities,

     public mutual funds, private investment funds, and a trust program.

     Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o COPPER ROCK is a Delaware limited liability company located at 200

     Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Copper

     Rock is a joint venture between OMUSH and senior Copper Rock executives.

     Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.



   o EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

     Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

     including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

     Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

     Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

     Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o MUNDER is a Delaware general partnership located at 480 Pierce Street,

     Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January

     1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite

     100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

     January 1, 2006, managing and supervising the investment of certain

     Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

     September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its

     5affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

     OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the







                                       21

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)





     overall responsibility of OMCAP to provide all management and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o MANAGEMENT FEES -- After extensive discussions between OMCAP and the Board,

     the combined investment advisory and administrative fee (the "Management

     Fee") for each of the Portfolios was reduced from the current Management

     Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses), the effective Management Fee for each Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by

     Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

     Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders.

     These expense limitation agreements provide a meaningful reduction in the

     Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3)

     year period. A more detailed discussion of each Portfolio's expense limitation agreement is contained below.



   o PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

     Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

     Portfolios that each was proposed to sub-advise or co-sub-advise. The Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

     Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

     Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

     Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

     Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

     Undertakings are more extensive than that required by current regulations.

     Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the

     Compliance Undertakings in connection with the approval of the new

     Management Agreement.



   o BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

     Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which,

     although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









                                       22

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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       23

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--------------------------------------------------------------------------------

Board Review and Approval of New Investment

Management Agreements (Unaudited) (Continued)







     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses





                                       24

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

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                     This page is intentionally left blank.

                                    [LOGO OMITTED] OLD MUTUAL







                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm



This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.





















D-06-043  01/2006

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INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005





















o OLD MUTUAL MID-CAP PORTFOLIO

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the

Portfolios effective January 1, 2006. Also effective on this date, Old Mutual

Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.



Sincerely,



/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND







                                        1

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December

31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.



COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



S&P MIDCAP 400 INDEX

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity, and industry group representations.



LIPPER MID-CAP CORE FUNDS AVERAGE

The Lipper Mid-Cap Core Funds Average represents the average performance of 318 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category. Funds included in the Lipper Mid-Cap Core Funds Average include funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the S&P MidCap 400 Index.



Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.









                                        2

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  For the 12-month period ended December 31, 2005, the Old Mutual Mid-Cap

    Portfolio underperformed relative to its benchmark, the S&P MidCap 400

    Index. The Portfolio gained 5.71%, while the benchmark Index returned 12.55%

    for the period. The Portfolio also underperformed the Lipper Mid-Cap Core

    Funds Average return of 10.26% for the same time frame.



Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12

    MONTHS?

A.  The year witnessed oil prices soaring to new highs and interest rates on the upswing, which caused a rise in inflationary fears and a drop in consumer confidence. These economic forces provided some stiff headwinds for the markets to overcome during the period, as many investors feared they could slow economic growth. Just as the economy began showing signs of stability in the second half of the year, two costly hurricanes and a yield curve that was nearing inversion threw the strength and resiliency of economic growth back into question.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  As stocks reacted to various macroeconomic concerns, the Portfolio struggled to stay ahead of the sharp sector rotations that occurred within the market over the course of the period. The Portfolio's steady investment approach was not always well positioned to take advantage of short-term fluctuations,

    particularly as value investing yielded to growth and less economically sensitive stocks gave way to the outperformance of technology.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  Technology contributed to some of the Portfolio's underperformance, but for different reasons and at different points during the period. In the opening months of the year, the Portfolio's overweight position in technology relative to the benchmark detracted from performance, as positions within the sector generally sustained significant losses against weak demand.

    Portfolio exposure was primarily confined to the software segment of the technology sector, which later proved detrimental. Despite technology's strong recovery in the second half of the year, the Portfolio was heavily impacted by its position in Symantec, a leading provider of network security software. Symantec declined substantially after the company lowered its guidance for the fiscal year 2006. Outside of its exposure to Symantec, the

    Portfolio's holdings within the technology sector generally contributed favorably to performance in the latter half of the year.



    Stock selection was also generally favorable in the financials sector for the period. However, the sector's contributions to Portfolio performance were impacted in the latter part of the year by exposure to a number of property and casualty insurance and reinsurance companies. One example,

    Aspen Insurance Holdings, declined significantly after announcing larger than expected exposure to Hurricanes Rita and Katrina. Portfolio holdings in the consumer cyclical sector also generally detracted from overall results for the period. Strong stock selection within health care helped to offset some of the Portfolio's weaker performance in other sectors. Several of the

    Portfolio's energy holdings also posted solid results, the result of strong energy demand and price appreciation during the period. The contributions from health care and energy, however, were not sufficient to fully overcome adverse stock selection in other sectors, as the Portfolio was not significantly overweighted in either area.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR MID-CAP STOCKS?

A.  While 2005 came with perhaps more than its fair share of obstacles, the year nevertheless was responsible for providing reasonable gains to the major benchmarks. While investors have appeared preoccupied with inflation and a possible change in interest rate policy, the Portfolio's holdings are companies that are steady performers. The long-term outlook for stocks may continue to hold some frustrations, but Jerome Heppelman, the Portfolio's manager, is comfortable with the prospects for the Portfolio's current holdings. At year-end, the Portfolio's largest overweighting remained in technology. This positioning does not represent a sector bet, but is instead the result of a bottom-up search for firms considered to have good cash flows, strong market share as a competitive advantage, and reasonable valuation.





--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   For the 12-month period ended December 31, 2005, the Old Mutual Mid-Cap

    Portfolio underperformed its benchmark, the S&P MidCap 400 Index and the

    Lipper Mid-Cap Core Funds Average.



o   The Portfolio struggled to stay ahead of the sharp sector rotations that occurred within the market during the period. The Portfolio's steady approach was not positioned to take advantage of short-term fluctuations,

    particularly as value investing yielded to growth and less economically sensitive stocks gave way to the outperformance of technology.



o   Stock selection played a significant role in Portfolio returns for the year,

    particularly in the areas of technology and consumer cyclicals, and accounted for much of the underperformance.

--------------------------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO







---------------------------------------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

---------------------------------------------------------------------------------------------------------------

                                                                 Annualized       Annualized       Annualized

                                               One Year          Three Year        Five Year      Inception to

                                                Return             Return           Return            Date

---------------------------------------------------------------------------------------------------------------


Old Mutual Mid-Cap Portfolio                     5.71%             19.06%            8.18%           14.78%

---------------------------------------------------------------------------------------------------------------

S&P MidCap 400 Index*                           12.55%             21.15%            8.60%           12.35%

---------------------------------------------------------------------------------------------------------------

Lipper Mid-Cap Core Funds Average*              10.26%             20.08%            6.52%           11.35%

---------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.



* Inception date November 30, 1998



                                               VALUE OF A $10,000 INVESTMENT



                                                   [LINE GRAPH OMITTED]





                    Old Mutual Mid-Cap Portfolio          S&P MidCap 400 Index            Lipper Mid-Cap Core Funds Average


11/30/98            $10,000                               $10,000                         $10,000

12/31/98             11,100                                11,208                          10,862

1/31/99              11,300                                10,772                          10,833

2/28/99              10,640                                10,208                          10,279

3/31/99              11,180                                10,493                          10,711

4/30/99              11,420                                11,321                          11,409

5/31/99              12,010                                11,370                          11,511

6/30/99              12,840                                11,979                          12,230

7/31/99              12,650                                11,724                          12,065

8/31/99              12,190                                11,322                          11,790

9/30/99              12,017                                10,972                          11,648

10/31/99             12,110                                11,532                          12,162

11/30/99             12,556                                12,137                          12,900

12/31/99             13,948                                12,858                          14,203

1/31/00              13,363                                12,496                          13,833

2/29/00              14,007                                13,371                          15,418

3/31/00              16,066                                14,489                          16,025

4/30/00              15,703                                13,984                          15,218

5/31/00              16,347                                13,809                          14,747

6/30/00              16,230                                14,012                          15,597

7/31/00              16,008                                14,233                          15,411

8/31/00              17,716                                15,822                          16,966

9/30/00              17,178                                15,714                          16,734

10/31/00             17,006                                15,181                          16,180

11/30/00             16,047                                14,035                          14,733

12/31/00             17,919                                15,109                          15,889

1/31/01              18,306                                15,445                          16,141

2/28/01              17,905                                14,564                          15,152

3/31/01              17,360                                13,481                          14,209

4/30/01              18,952                                14,968                          15,470

5/31/01              19,611                                15,317                          15,844

6/30/01              19,740                                15,255                          15,811

7/31/01              19,439                                15,028                          15,476

8/31/01              18,751                                14,536                          14,878

9/30/01              16,077                                12,728                          13,071

10/31/01             16,798                                13,291                          13,633

11/30/01             18,415                                14,280                          14,603

12/31/01             19,344                                15,017                          15,328

1/31/02              18,622                                14,940                          15,133

2/28/02              18,261                                14,958                          14,966

3/31/02              19,070                                16,027                          15,902

4/30/02              18,983                                15,952                          15,759

5/31/02              18,738                                15,683                          15,505

6/30/02              17,453                                14,535                          14,426

7/31/02              15,807                                13,127                          12,977

8/31/02              15,894                                13,193                          13,050

9/30/02              14,580                                12,130                          12,054

10/31/02             15,331                                12,656                          12,519

11/30/02             16,428                                13,388                          13,257

12/31/02             15,735                                12,838                          12,688

1/31/03              15,360                                12,463                          12,390

2/28/03              15,143                                12,166                          12,119

3/31/03              15,172                                12,269                          12,212

4/30/03              16,154                                13,159                          13,089

5/31/03              17,756                                14,250                          14,203

6/30/03              17,727                                14,432                          14,397

7/31/03              17,973                                14,944                          14,864

8/31/03              18,694                                15,622                          15,493

9/30/03              18,420                                15,382                          15,229

10/31/03             19,777                                16,545                          16,321

11/30/03             20,254                                17,122                          16,773

12/31/03             21,134                                17,411                          17,209

1/31/04              21,683                                17,788                          17,636

2/29/04              22,217                                18,215                          17,989

3/31/04              22,044                                18,293                          17,976

4/30/04              21,538                                17,692                          17,410

5/31/04              21,625                                18,059                          17,706

6/30/04              22,087                                18,470                          18,177

7/31/04              21,091                                17,608                          17,299

8/31/04              21,163                                17,562                          17,180

9/30/04              21,740                                18,082                          17,798

10/31/04             22,666                                18,372                          18,111

11/30/04             23,929                                19,466                          19,218

12/31/04             25,119                                20,281                          19,906

1/31/05              24,399                                19,763                          19,389

2/28/05              24,899                                20,426                          19,918

3/31/05              24,267                                20,200                          19,677

4/30/05              23,048                                19,415                          18,852

5/31/05              24,091                                20,584                          19,810

6/30/05              24,458                                21,061                          20,315

7/31/05              25,942                                22,167                          21,501

8/31/05              25,774                                21,920                          21,340

9/30/05              26,379                                22,089                          21,555

10/31/05             25,504                                21,614                          20,958

11/30/05             26,379                                22,670                          21,880

12/31/05             26,554                                22,827                          22,086




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF NOVEMBER 30, 1998

TO AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE

PORTFOLIO'S PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT

THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS

OR ON THE REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN

THE LIPPER MID-CAP CORE FUNDS AVERAGE AT NOVEMBER 30, 1998. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. The Old Mutual Mid-Cap Portfolio is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider.

Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. The Old Mutual Mid-Cap Portfolio commenced operations on November 30, 1998.



   SECTOR WEIGHTINGS AT DECEMBER 31, 2005

            [PIE GRAPH OMITTED]

Basic Materials                           4%

Consumer Cyclical                         9%

Consumer Non-Cyclical                     2%

Energy                                   10%

Financial                                21%

Health Care                              11%

Industrial                                8%

Repurchase Agreement                      2%

Services                                  7%

Technology                               21%

Transportation                            2%

Utilities                                 3%



      % of Total Portfolio Investments





  TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



UnumProvident                                     2.3%

Satyam Computer Services ADR                      2.2%

El Paso                                           2.1%

XL Capital, Cl A                                  2.0%

ChoicePoint                                       2.0%

Host Marriott                                     1.9%

Smurfit-Stone Container                           1.7%

First Marblehead                                  1.7%

Lincare Holdings                                  1.6%

Avocent                                           1.6%

-------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      19.1%

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO







STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005

--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COMMON STOCK -- 97.9%

BASIC MATERIALS -- 4.4%

CHEMICALS-PLASTICS -- 0.8%

Spartech                               20,560       $     451

                                                    ----------

                                                          451

--------------------------------------------------------------

CHEMICALS-SPECIALTY -- 0.8%

Eastman Chemical                        7,980             412

                                                    ----------

                                                          412

--------------------------------------------------------------

INDUSTRIAL GASES -- 0.6%

Air Products & Chemicals                5,330             315

                                                    ----------

                                                          315

--------------------------------------------------------------

OTHER- NON-FERROUS -- 0.5%

USEC                                   24,560             294

                                                    ----------

                                                          294

--------------------------------------------------------------

PAPER & RELATED PRODUCTS -- 1.7%

Smurfit-Stone Container*               65,820             933

                                                    ----------

                                                          933

                                                    ----------

TOTAL BASIC MATERIALS (COST $2,066)                     2,405

                                                    ----------

--------------------------------------------------------------

CONSUMER CYCLICAL -- 8.9%

DISTRIBUTION/WHOLESALE -- 1.6%

CDW                                    14,960             861

                                                    ----------

                                                          861

--------------------------------------------------------------

ENTERTAINMENT SOFTWARE -- 0.8%

Take-Two Interactive Software*         23,460             415

                                                    ----------

                                                          415

--------------------------------------------------------------

GOLF -- 0.7%

Callaway Golf                          28,070             388

                                                    ----------

                                                          388

--------------------------------------------------------------

HOME FURNISHINGS -- 0.3%

Tempur-Pedic International*            13,870             160

                                                    ----------

                                                          160

--------------------------------------------------------------

HOTELS & MOTELS -- 1.1%

Fairmont Hotels & Resorts              14,650             621

                                                    ----------

                                                          621

--------------------------------------------------------------

MOTORCYCLE/MOTOR SCOOTER -- 0.5%

Harley-Davidson                         5,470             282

                                                    ----------

                                                          282

--------------------------------------------------------------

RADIO -- 0.7%

Westwood One                           22,400             365

                                                    ----------

                                                          365

--------------------------------------------------------------

RETAIL-DISCOUNT -- 0.9%

Costco Wholesale                       10,000             495

                                                    ----------

                                                          495

--------------------------------------------------------------





--------------------------------------------------------------

                                                      Market

Description                            Shares      Value (000)

--------------------------------------------------------------

RETAIL-JEWELRY -- 0.9%

Tiffany                                12,290       $     471

                                                    ----------

                                                          471

--------------------------------------------------------------

RETAIL-OFFICE SUPPLIES -- 1.4%

OfficeMax                              31,500             799

                                                    ----------

                                                          799

                                                    ----------

TOTAL CONSUMER CYCLICAL (COST $4,806)                   4,857

                                                    ----------

--------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 2.2%

AGRICULTURAL OPERATIONS -- 1.1%

Tejon Ranch*                           14,710             587

                                                    ----------

                                                          587

--------------------------------------------------------------

FOOD-RETAIL -- 0.6%

Albertson's                            16,930             361

                                                    ----------

                                                          361

--------------------------------------------------------------

OFFICE SUPPLIES & FORMS -- 0.5%

Avery Dennison                          5,100             282

                                                    ----------

                                                          282

                                                    ----------

TOTAL CONSUMER NON-CYCLICAL (COST $1,420)               1,230

                                                    ----------

--------------------------------------------------------------

ENERGY -- 10.0%

COAL -- 0.7%

Arch Coal                               4,920             391

                                                    ----------

                                                          391

--------------------------------------------------------------

OIL & GAS DRILLING -- 4.1%

GlobalSantaFe                          10,120             487

Pride International*                   20,020             616

Rowan*                                 21,960             783

Todco                                   9,620             366

                                                    ----------

                                                        2,252

--------------------------------------------------------------

OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.5%

Pogo Producing                          5,630             280

                                                    ----------

                                                          280

--------------------------------------------------------------

OIL-FIELD SERVICES -- 1.5%

Tidewater                              10,250             456

Weatherford International*              9,120             330

                                                    ----------

                                                          786

--------------------------------------------------------------

PIPELINES -- 3.2%

El Paso                                91,740           1,115

Williams                               28,340             657

                                                    ----------

                                                        1,772

                                                    ----------

TOTAL ENERGY (COST $3,486)                              5,481

                                                    ----------

--------------------------------------------------------------

FINANCIAL -- 20.8%

COMMERCIAL BANKS-EASTERN US -- 0.8%

Commerce Bancorp                       12,210             420

                                                    ----------

                                                          420

--------------------------------------------------------------

FINANCE-CONSUMER LOANS -- 1.7%

First Marblehead                       27,900             917

                                                    ----------

                                                          917

--------------------------------------------------------------

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO





--------------------------------------------------------------

                                                      Market

Description                            Shares      Value (000)

--------------------------------------------------------------

FINANCE-INVESTMENT BANKER/BROKER -- 0.5%

Greenhill                               4,610       $     259

                                                    ----------

                                                          259

--------------------------------------------------------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.3%

Federated Investors                    19,680             729

                                                    ----------

                                                          729

--------------------------------------------------------------

LIFE/HEALTH INSURANCE -- 2.2%

UnumProvident                          53,970           1,228

                                                    ----------

                                                        1,228

--------------------------------------------------------------

MULTI-LINE INSURANCE -- 3.7%

Assurant                                6,540             284

Hanover Insurance Group                15,780             659

XL Capital, Cl A                       16,220           1,093

                                                    ----------

                                                        2,036

--------------------------------------------------------------

PROPERTY/CASUALTY INSURANCE -- 0.9%

Fidelity National Financial            12,700             467

                                                    ----------

                                                          467

--------------------------------------------------------------

REAL ESTATE MANAGEMENT/SERVICES -- 0.6%

CB Richard Ellis Group*                 5,450             321

                                                    ----------

                                                          321

--------------------------------------------------------------

REAL ESTATE OPERATION/DEVELOPMENT -- 0.6%

St. Joe                                 5,300             356

                                                    ----------

                                                          356

--------------------------------------------------------------

REINSURANCE -- 4.2%

Aspen Insurance Holdings               33,330             789

Axis Capital Holdings                  21,170             662

Odyssey Re Holdings                    34,090             855

                                                    ----------

                                                        2,306

--------------------------------------------------------------

REITS-HOTELS -- 1.8%

Host Marriott                          52,440             994

                                                    ----------

                                                          994

--------------------------------------------------------------

REITS-OFFICE PROPERTY -- 1.3%

American Financial Realty Trust        59,990             720

                                                    ----------

                                                          720

--------------------------------------------------------------

S&L/THRIFTS-EASTERN US -- 1.2%

NewAlliance Bancshares                 43,570             633

                                                    ----------

                                                          633

                                                    ----------

TOTAL FINANCIAL (COST $9,797)                          11,386

                                                    ----------

--------------------------------------------------------------

HEALTH CARE -- 10.4%

DIAGNOSTIC EQUIPMENT -- 0.9%

Cytyc*                                 17,190             485

                                                    ----------

                                                          485

--------------------------------------------------------------

DIALYSIS CENTERS -- 0.8%

DaVita*                                 8,400             426

                                                    ----------

                                                          426

--------------------------------------------------------------



--------------------------------------------------------------

                                                      Market

Description                            Shares      Value (000)

--------------------------------------------------------------

MEDICAL INSTRUMENTS -- 0.2%

Symmetry Medical*                       6,240       $     121

                                                    ----------

                                                          121

--------------------------------------------------------------

MEDICAL PRODUCTS -- 2.9%

Becton Dickinson                        9,630             579

Biomet*                                15,520             567

Henry Schein*                          10,660             465

                                                    ----------

                                                        1,611

--------------------------------------------------------------

MEDICAL-DRUGS -- 1.5%

Angiotech Pharmaceuticals*             60,170             791

                                                    ----------

                                                          791

--------------------------------------------------------------

MEDICAL-GENERIC DRUGS -- 1.5%

Barr Pharmaceuticals*                   7,060             440

Watson Pharmaceuticals*                12,230             397

                                                    ----------

                                                          837

--------------------------------------------------------------

MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.6%

Lincare Holdings*                      21,090             884

                                                    ----------

                                                          884

--------------------------------------------------------------

THERAPEUTICS -- 1.0%

CV Therapeutics*                       21,770             539

                                                    ----------

                                                          539

                                                    ----------

TOTAL HEALTH CARE (COST $4,785)                         5,694

                                                    ----------

--------------------------------------------------------------

INDUSTRIAL -- 7.4%

AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%

Alliant Techsystems*                    3,530             269

                                                    ----------

                                                          269

--------------------------------------------------------------

DIVERSIFIED MANUFACTURING OPERATIONS-- 2.8%

Brink's                                 9,020             432

Dover                                  15,470             626

Trinity Industries                     11,090             489

                                                    ----------

                                                        1,547

--------------------------------------------------------------

IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.9%

Symbol Technologies                    40,370             517

                                                    ----------

                                                          517

--------------------------------------------------------------

INSTRUMENTS-SCIENTIFIC -- 0.4%

Applera Corp - Applied Biosystems Group 8,550             227

                                                    ----------

                                                          227

--------------------------------------------------------------

MACHINERY-PRINT TRADE -- 1.6%

Zebra Technologies, Cl A*              19,830             850

                                                    ----------

                                                          850

--------------------------------------------------------------

TRANSPORT-EQUIPMENT & LEASING -- 1.2%

GATX                                   18,570             670

                                                    ----------

                                                          670

                                                    ----------

TOTAL INDUSTRIAL (COST $3,277)                          4,080

                                                    ----------

--------------------------------------------------------------

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO





--------------------------------------------------------------

                                                      Market

Description                            Shares      Value (000)

--------------------------------------------------------------

SERVICES -- 7.3%

ADVERTISING AGENCIES -- 0.8%

Interpublic Group*                     45,670       $     441

                                                    ----------

                                                          441

--------------------------------------------------------------

COMMERCIAL SERVICES -- 2.4%

ChoicePoint*                           24,020           1,069

Quanta Services*                       20,150             265

                                                    ----------

                                                        1,334

--------------------------------------------------------------

COMPUTER SERVICES -- 2.2%

DST Systems*                           13,270             795

Manhattan Associates*                  19,730             404

                                                    ----------

                                                        1,199

--------------------------------------------------------------

HUMAN RESOURCES -- 1.0%

Hewitt Associates*                     18,870             529

                                                    ----------

                                                          529

--------------------------------------------------------------

MOTION PICTURES & SERVICES -- 0.9%

DreamWorks Animation SKG*              21,000             516

                                                    ----------

                                                          516

                                                    ----------

TOTAL SERVICES (COST $3,640)                            4,019

                                                    ----------

--------------------------------------------------------------

TECHNOLOGY -- 21.3%

APPLICATIONS SOFTWARE -- 4.5%

Citrix Systems*                        29,730             856

Intuit*                                 8,040             429

Satyam Computer Services ADR*          31,740           1,161

                                                    ----------

                                                        2,446

--------------------------------------------------------------

COMPUTERS-MEMORY DEVICES -- 0.3%

Hutchinson Technology*                  5,100             145

                                                    ----------

                                                          145

--------------------------------------------------------------

DATA PROCESSING/MANAGEMENT -- 2.8%

Dun & Bradstreet*                       9,140             612

MoneyGram International                11,010             287

SEI Investments                        16,700             618

                                                    ----------

                                                        1,517

--------------------------------------------------------------

DECISION SUPPORT SOFTWARE -- 1.3%

Cognos*                                20,310             705

                                                    ----------

                                                          705

--------------------------------------------------------------

ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.8%

Flextronics International*             42,750             446

                                                    ----------

                                                          446

--------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.4%

ATI Technologies*                      34,860             592

International Rectifier*                5,920             189

Intersil, Cl A                         11,230             279

Semtech*                               14,490             265

                                                    ----------

                                                        1,325

--------------------------------------------------------------

ELECTRONIC DESIGN AUTOMATION -- 1.2%

Cadence Design Systems*                28,430             481

Synopsys*                              10,360             208

                                                    ----------

                                                          689

--------------------------------------------------------------



--------------------------------------------------------------

                                                      Market

Description                            Shares      Value (000)

--------------------------------------------------------------

ENTERPRISE SOFTWARE/SERVICES -- 0.6%

MicroStrategy*                          3,850       $     319

                                                    ----------

                                                          319

--------------------------------------------------------------

INTERNET INFRASTRUCTURE EQUIPMENT -- 1.6%

Avocent*                               32,420             882

                                                    ----------

                                                          882

--------------------------------------------------------------

INTERNET SECURITY -- 1.4%

Symantec*                              44,694             782

                                                    ----------

                                                          782

--------------------------------------------------------------

NETWORKING PRODUCTS -- 0.5%

Foundry Networks*                      20,360             281

                                                    ----------

                                                          281

--------------------------------------------------------------

OFFICE AUTOMATION & EQUIPMENT -- 1.5%

Xerox*                                 54,900             804

                                                    ----------

                                                          804

--------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.9%

Maxim Integrated Products              13,460             488

                                                    ----------

                                                          488

--------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.5%

Amdocs*                                30,120             828

                                                    ----------

                                                          828

                                                    ----------

TOTAL TECHNOLOGY (COST $9,959)                         11,657

                                                    ----------

--------------------------------------------------------------

TRANSPORTATION -- 2.3%

TRANSPORTATION-RAIL -- 1.4%

Norfolk Southern                       17,610             790

                                                    ----------

                                                          790

--------------------------------------------------------------

TRANSPORT-TRUCK -- 0.9%

CNF                                     8,610             481

                                                    ----------

                                                          481

                                                    ----------

TOTAL TRANSPORTATION (COST $962)                        1,271

                                                    ----------

--------------------------------------------------------------

UTILITIES -- 2.9%

ELECTRIC-INTEGRATED -- 1.4%

Alliant Energy                         12,090             339

Public Service Enterprise Group         7,080             460

                                                    ----------

                                                          799

--------------------------------------------------------------

INDEPENDENT POWER PRODUCER -- 1.5%

Reliant Energy*                        78,660             812

                                                    ----------

TOTAL UTILITIES (COST $1,453)                           1,611

                                                    ----------

TOTAL COMMON STOCK (COST $45,651)                      53,691

                                                    ----------

--------------------------------------------------------------

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO





--------------------------------------------------------------

                                        Face         Market

Description                         Amount (000)  Value (000)

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.2%

Morgan Stanley

   4.130%, dated 12/30/05, to be repurchased

   on 01/03/06, repurchase price $1,214,593

   (collateralized by a U.S. Government

   obligation, par value $1,225,000,

   5.000%, 12/21/15, total market

   value $1,243,015)(A)                $1,214       $   1,214

                                                    ----------

TOTAL REPURCHASE AGREEMENT (COST $1,214)                1,214

                                                    ----------

TOTAL INVESTMENTS-- 100.1% (COST $46,865)              54,905

                                                    ----------

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.1)%

Payable for investment advisory fees                      (40)

Payable for administrative fees                            (6)

Other assets and liabilities, net                         (15)

                                                    ----------

TOTAL OTHER ASSETS AND LIABILITIES                        (61)

                                                    ----------

NET ASSETS-- 100.0%                                 $  54,844

                                                    ==========

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 3,286,796 outstanding

   shares of beneficial interest                    $  44,382

Undistributed net investment income                       129

Accumulated net realized gain on investments            2,293

Net unrealized appreciation on investments              8,040

                                                    ----------

NET ASSETS                                          $  54,844

                                                    ==========

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                     $16.69

                                                       =======

* Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

REITs -- Real Estate Investment Trusts

Cost figures are shown with "000's" omitted.





The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2005





INVESTMENT INCOME:


     Dividends...........................................................          $  638

     Interest............................................................              65

     Less: Foreign Taxes Withheld........................................              (4)

                                                                                   ------

        Total Investment Income..........................................             699

                                                                                   ------

EXPENSES:

     Investment Advisory Fees............................................             420

     Administrative Fees.................................................              61

     Transfer Agent Fees.................................................              25

     Professional Fees...................................................              24

     Printing Fees.......................................................              19

     Trustees' Fees......................................................              12

     Custodian Fees......................................................               7

     Other Fees..........................................................               9

                                                                                   ------

        Total Expenses...................................................             577

                                                                                   ------

NET INVESTMENT INCOME....................................................             122

                                                                                   ------

Net Realized Gain from Security Transactions.............................           2,412

Net Change in Unrealized Appreciation on Investments.....................             516

                                                                                   ------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..........................           2,928

                                                                                   ------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................          $3,050

                                                                                   ======




The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY





                                                                                                   01/01/05           01/01/04

                                                                                                      to                 to

                                                                                                   12/31/05           12/31/04

                                                                                                   --------           --------

INVESTMENT ACTIVITIES:


   Net Investment Income (Loss).............................................................      $     122            $   (99)

   Net Realized Gain from Security Transactions.............................................          2,412              4,034

   Net Change in Unrealized Appreciation on Investments.....................................            516              3,135

                                                                                                    -------            -------

   Net Increase in Net Assets Resulting from Operations.....................................          3,050              7,070

                                                                                                    -------            -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net Capital Gains........................................................................         (4,030)              (675)

                                                                                                    -------            -------

      Total Distributions...................................................................         (4,030)              (675)

                                                                                                    -------            -------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued............................................................................         10,012             12,814

   Shares Reinvested........................................................................          4,030                675

   Shares Redeemed..........................................................................         (4,984)            (3,977)

                                                                                                    -------            -------

   Increase in Net Assets Derived from Capital Share Transactions...........................          9,058              9,512

                                                                                                    -------            -------

      Total Increase in Net Assets..........................................................          8,078             15,907

                                                                                                    -------            -------

NET ASSETS:

   Beginning of Year........................................................................         46,766             30,859

                                                                                                    -------            -------

   End of Year..............................................................................        $54,844            $46,766

                                                                                                    =======            =======

Undistributed Net Investment Income.........................................................        $   129            $    --

                                                                                                    =======            =======

SHARES ISSUED AND REDEEMED:

   Shares Issued............................................................................            602                845

   Shares Reinvested........................................................................            252                 46

   Shares Redeemed..........................................................................           (302)              (263)

                                                                                                    -------            -------

   Net Increase in Shares Outstanding.......................................................            552                628

                                                                                                    =======            =======




  Amounts designated as "--" are either $0 or have been rounded to $0.





The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,







                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,         Assets, End

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total   of Year

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return    (000)

-------------------------------------------------------------------------------------------------------------------------------


2005     $17.10    $0.04 1       $0.88       $0.92         --         $(1.33)       $(1.33)       $16.69     5.71%   $54,844

2004      14.64    (0.04)1        2.76        2.72         --          (0.26)        (0.26)        17.10    18.86%    46,766

2003      10.90    (0.03)1        3.77        3.74         --             --            --         14.64    34.31%    30,859

2002      13.40       --         (2.50)      (2.50)        --             --            --         10.90   (18.66)%   13,693

2001      12.49       --          0.98        0.98         --          (0.07)        (0.07)        13.40     7.95%     3,555



                                                   Ratio of Net

                                      Ratio         Investment

                                   of Expenses         Loss

                                   to Average       to Average

                     Ratio of Net  Net Assets       Net Assets

            Ratio     Investment    (Excluding       (Excluding

          of Expenses     Loss      Waivers and     Waivers and   Portfolio

          to Average   to Average     Expense         Expense     Turnover

          Net Assets  Net Assets    Reduction)       Reduction)     Rate

----------------------------------------------------------------------------

2005         1.17%        0.25%        1.17%            0.25%        89.06%

2004         1.17%       (0.26)%       1.17%           (0.26)%      123.19%

2003         1.20%       (0.24)%       1.23%           (0.27)%      147.82%

2002         1.20%       (0.07)%       1.47%           (0.34)%      197.63%

2001         1.20%        0.07%        2.40%           (1.13)%      251.16%






1 Per share calculations were performed using average shares for the period.







 Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005





1.  ORGANIZATION

Old Mutual Mid-Cap Portfolio (the "Portfolio"), is a series of Old Mutual

Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund was known as the PBHG Insurance Series Fund prior to November 2005 and the Portfolio was known as the Liberty Ridge Mid-Cap Portfolio. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Old

Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap

Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"),

the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"),

the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old

Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old

Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual

Columbus Circle Technology and Communications Portfolio (the "Technology and

Communications Portfolio"), (each a "Portfolio" and, collectively, the

"Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth

Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large

Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the Select

Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio, or the

Technology and Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the

Portfolio's investment objectives, policies and strategies. The assets of the

Portfolio are segregated, and a shareholder's interest is limited to the

Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 45% and 29% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.



2.  SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available,

are valued at the last quoted sales price at the close of trading on the New

York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value

Procedures established by the Board of Trustees (the "Board"). The Funds' Fair

Value Procedures are implemented through a Fair Value Committee (the

"Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

When a security is valued in accordance with the Fair Value Procedures, the

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. However, debt securities

(other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.



DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolio are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.



Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of





                                       12

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this arrangement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $429 during the year ended December 31, 2005.



3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

    AFFILIATES



The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Previous Advisory Agreement,

Liberty Ridge was paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual

Fund Services, an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). Liberty Ridge has been appointed sub-advisor to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement ("Sub-Advisory Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the Portfolio approve the

Advisory Agreement and Sub-Advisory Agreement; or (ii) 150 days from January 1,

2006. If approved by shareholders, the Advisory Agreement and Sub-Advisory

Agreement shall each continue for an initial period ending December 31, 2006,

and thereafter shall continue automatically for successive annual periods,

provided such continuance is specifically approved at least annually by (i) the

Fund's Board of Trustees, including the Trustees who are not "interested persons" of any party to the Agreements, or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 0.95% on net assets up to $300 million; 0.90% on assets between $300 million up to $500 million; 0.85% on assets between $500 million up to $750 million;

0.80% on assets between $750 million up to $1 billion; 0.75% on assets between

$1 billion up to $1.5 billion; 0.70% on assets between $1.5 billion up to $2 billion, and 0.65% on assets $2 billion or greater; subject to a separate expense limitation agreement discussed below. The sub-adviser is entitled to receive from Old Mutual Capital a sub-advisory fee with respect to the average daily net assets of the Portfolio.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund ("Previous Expense Limitation

Agreement"). With respect to the Portfolio, Liberty Ridge had agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that became effective January 1, 2006, to limit for at least three years the Portfolio's total annual operating expenses

(exclusive of brokerage commissions, distribution and service fees and extra-ordinary expenses to no more than 0.99%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by Old Mutual

Capital pursuant to the Expense Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 0.99%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 0.99%, and

(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.







                                       13

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old

Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly,

at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

Under the new advisory arrangement, the management fee payable to Old Mutual

Capital includes fees for both advisory and administrative services.



The Fund has entered into a distribution agreement with Old Mutual Investment

Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual

(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios of the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.



Certain officers of the Fund are or were officers of the Adviser, Administrator,

Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS



The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $47,184,643 and $42,769,782,

respectively.



5.  FEDERAL TAX INFORMATION



It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain REIT dividends, which for tax purposes, are treated differently, were reclassified to the following accounts (000):





                 INCREASE

             UNDISTRIBUTED NET         DECREASE REALIZED

             INVESTMENT INCOME            GAIN (LOSS)

             -----------------         -----------------

                    $7                        $(7)



These reclassifications had no effect on net assets or net asset value per share.



The tax character of dividends and distributions declared during the years ended

December 31, 2005 and December 31, 2004 were as follows (000):



                   ORDINARY       LONG-TERM

                     INCOME     CAPITAL GAINS    TOTAL

                   ---------    -------------  ---------

          2005      $2,605       $1,425         $4,030

          2004         576           99            675



As of December 31, 2005, the components of distributable earnings were as follows (000):



        Undistributed ordinary income              $ 1,324

        Undistributed long-term capital gain         1,229

        Unrealized appreciation                      7,909

                                                   -------

                                                   $10,462

                                                   =======



At December 31, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for

Federal income tax purposes at December 31, 2005 were as follows (000):



        FEDERAL                                       NET

          TAX      UNREALIZED      UNREALIZED     UNREALIZED

         COST     APPRECIATION    DEPRECIATION   APPRECIATION

        --------  -------------   -------------  -------------

        $46,996      $9,332         $(1,423)        $7,909



6.  CONCENTRATIONS/RISKS



The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.





                                       14

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)





7.  INTERFUND LENDING



Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual

Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds

(together, the "Trusts"), on behalf of each series portfolio of the Trusts

(collectively the "Lending Funds" and individually the "Lending Fund") a Lending

Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August

12, 2003 to the Trusts.



The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus

50 basis points).



The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2005, or at any time during the year ended December

31, 2005.



8.  LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER



On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds

II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, et seq. and

ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees;

pay administrative and investigatory costs and expenses, including counsel fees;

pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of

Additional Information.



At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL MID-CAP PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Mid-Cap Portfolio, formerly Liberty Ridge Mid-Cap Portfolio (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG

Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31,

2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

These financial statements and financial highlights (hereafter referred to as

"financial statements") are the responsibility of the Portfolio's management;

our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board

(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                                     ANNUALIZED

                                                                                       EXPENSE

                                                                                       RATIOS            EXPENSES

                                            BEGINNING             ENDING               FOR THE          PAID DURING

                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH

                                            6/30/05              12/31/05              PERIOD            PERIOD*

                                          -------------        -------------         -----------       ------------


Actual Portfolio Return ...........        $1,000.00             $1,085.70             1.16%              $6.10

Hypothetical 5% Return ............         1,000.00              1,019.36             1.16                5.90




* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

  THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

  THE ONE-HALF YEAR PERIOD).



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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO



NOTICE TO SHAREHOLDERS (UNAUDITED)





For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended

December 31, 2005:





                                                                          DIVIDENDS

                                                                         QUALIFYING         QUALIFIED                     QUALFIED

                                                                        FOR CORPORATE       DIVIDEND                       SHORT-

    LONG TERM          ORDINARY                                          DIVIDENDS           INCOME         QUALIFIED       TERM

  CAPITAL GAIN          INCOME         TAX-EXEMPT         TOTAL          RECEIVABLE      (15% TAX RATE)     INTEREST       CAPITAL

  DISTRIBUTION       DISTRIBUTIONS      INTEREST      DISTRIBUTIONS      DEDUCTION 1        FOR QDI 2         INCOME 3      GAINS 4

  ------------       -------------     ----------     -------------      -----------      ------------      ---------      --------


     35.37%             64.63%            0.00%          100.00%           11.11%            11.11%           0.00%         0.00%






1  QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE

   DIVIDENDS RECEIVED DEDUCTION.



2  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND

   INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF

   2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS". IT

   IS THE INTENTION OF THE PORTFOLIO TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED

   BY LAW.



3  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST

   INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED

   AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S.

   WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.



4  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFIED SHORT-TERM

   CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS

   REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS THAT IS EXEMPT

   FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.



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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------


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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------




** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.





                                       20

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)





SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o Management fees charged by the adviser to institutional and other clients o

     Management fees incurred by other mutual funds for like services



   o Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o Profit margins of the adviser and its affiliates from providing the services



   o Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o Reviewed a report prepared by Lipper that compared the advisory fees,

     administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.









                                       21

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)





DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o CASTLEARK is a Delaware limited liability company located at 1 North Wacker

     Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

     One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. Columbus

     Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities,

     public mutual funds, private investment funds, and a trust program.

     Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o COPPER ROCK is a Delaware limited liability company located at 200

     Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Copper

     Rock is a joint venture between OMUSH and senior Copper Rock executives.

     Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.



   o EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

     Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

     including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

     Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

     Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

     Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o MUNDER is a Delaware general partnership located at 480 Pierce Street,

     Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January

     1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite

     100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

     January 1, 2006, managing and supervising the investment of certain

     Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

     September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

     OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the overall responsibility of

     OMCAP to provide all management



                                       22

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)





     and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o MANAGEMENT FEES -- After extensive discussions between OMCAP and the Board,

     the combined investment advisory and administrative fee (the "Management

     Fee") for each of the Portfolios was reduced from the current Management

     Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses), the effective Management Fee for each Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by

     Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

     Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders.

     These expense limitation agreements provide a meaningful reduction in the

     Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3)

     year period. A more detailed discussion of each Portfolio's expense limitation agreement is contained below.



   o PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

     Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

     Portfolios that each was proposed to sub-advise or co-sub-advise. The Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

     Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

     Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

     Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

     Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

     Undertakings are more extensive than that required by current regulations.

     Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the

     Compliance Undertakings in connection with the approval of the new

     Management Agreement.



   o BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

     Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which,

     although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









                                       23

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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

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     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       24

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses





                                       25

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.









                                       26

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                                    [LOGO OMITTED] OLD MUTUAL







                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm



This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.

















D-06-043  01/2006

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INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005

















o OLD MUTUAL SELECT VALUE PORTFOLIO

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the

Portfolios effective January 1, 2006. Also effective on this date, Old Mutual

Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.


Sincerely,

/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND







                                        1

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December

31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.



COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



S&P 500 INDEX

The unmanaged S&P 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.



LIPPER LARGE-CAP CORE FUNDS AVERAGE

The Lipper Large-Cap Core Funds Average represents the average performance of

939 mutual funds classified by Lipper, Inc. in the Large-Cap Core category. The

Lipper Large-Cap Core Funds Average include funds that, by portfolio practice,

invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-book ratio,

and three-year earnings growth figure, compared to the S&P 500 Index.





Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.











                                        2

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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE





Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  For the 12-month period ended December 31, 2005, the Old Mutual Select Value

    Portfolio slightly underperformed its benchmark, the S&P 500 Index. The

    Portfolio gained 4.51%, while the benchmark Index posted a slightly higher return of 4.91% for the period. The Lipper Large-Cap Core Funds Average posted a similar 4.84% gain for the same time frame.



Q. WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12 MONTHS?

A.  The year witnessed oil prices soaring to new highs and interest rates on the upswing, which caused a rise in inflationary fears and a drop in consumer confidence. These economic forces provided some stiff headwinds for the markets to overcome during the period, as many investors feared they could slow economic growth. Just as the economy began showing signs of stability in the second half of the year, two costly hurricanes and a yield curve that was nearing inversion threw the strength and resiliency of economic growth back into question.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  While the Portfolio posted a solid gain, it was not wholly immune to some of the broader market factors at work during the period. As the year progressed, value style investing began to lag growth, due largely to the strong performance of the technology sector. The Portfolio, given its value orientation, maintained a somewhat limited exposure to technology, although holdings in this area outperformed the benchmark. Declines in consumer spending and confidence, which were attributed to rising energy prices,

    higher interest rates, and concerns over the impact of the hurricanes on oil prices and the employment market, were detrimental to many companies within the consumer cyclicals sector.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  Given the energy sector's strong performance for the period, it is not surprising that holdings in this area contributed most to Portfolio returns.

    Two of the Portfolio's energy stocks, El Paso and Exxon Mobil, continued to add value and were top performers for the period. An overweight position in the sector further added to overall results. However, the Portfolio's basic materials holdings, El DuPont de Nemours and International Paper, were detrimental to performance as the market reacted to the potential impact of rising energy costs on input costs for these firms.



    Strong stock selection within the financials sector also contributed favorably to Portfolio performance. In particular, the Portfolio's exposure to some of the major banks and financial conglomerates was advantageous, as these firms delivered solid performance in the latter part of the year after rebounding off of a weak start in the first half. The Portfolio's financial holdings were led by AFLAC (no longer a portfolio holding) and Goldman Sachs

    Group.



    Although the technology sector struggled during the onset of the year, many of the Portfolio's holdings were able to recover nicely in the second half of the period. Technology generally added gains for the period and selection was favorable, with the exception of Portfolio holding Symantec. Symantec, a network security software specialist, declined substantially after earnings shortfalls and increased competitive pressures were projected to have a larger impact on revenues in 2006.



    In the health care sector, returns relative to the benchmark were impacted by poor performance from several holdings. In particular, some of the

    Portfolio's large pharmaceutical selections lagged during the period. The consumer cyclicals sector also dragged on returns, as consumer confidence and discretionary spending remained shaky throughout the period. On an individual security basis, consumer cyclical holding Comcast was the

    Portfolio's weakest position for the period.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR VALUE STOCKS?

A.  While 2005 came with perhaps more than its fair share of obstacles, the year nevertheless was responsible for providing reasonable gains to the major benchmarks. During the period, there was plenty of headline-making news.

    However, not much of this news directly affected the Portfolio's positions.

    While investors have appeared preoccupied with inflation and a possible change in interest rate policy, the Portfolio's manager, Jerome Heppelman,

    remains focused on finding companies that best exemplify his desired trade-off between valuation, near-term dynamics and long-term growth. Stock swings may provide select opportunities to build positions in individual companies, while other sectors showing signs of recovery may also offer investment prospects. The manager continues to look for companies that he believes will do well regardless of the headlines appearing in the paper today or tomorrow-- companies that he believes possess an advantageous market position, solid balance sheets and strong operating leverage. The long-term outlook for stocks may continue to hold some frustrations, but the manager continues to implement a steady approach. Given this view, he is very comfortable with the prospects for the Portfolio's current holdings.





--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   For the 12-month period ended December 31, 2005, the Old Mutual Select Value

    Portfolio slightly underperformed its benchmark, falling just short of the

    S&P 500 Index and the Lipper Large-Cap Core Funds Average.



o   Energy and financials were the top performing sectors for the Portfolio during the period.



o   The Portfolio's holdings in the energy, financials and technology sectors contributed to returns, while the Portfolio's basic materials holdings were detrimental to performance, as the market reacted to the potential impact of rising energy costs on input costs for these firms.

--------------------------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO







----------------------------------------------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

----------------------------------------------------------------------------------------------------------------------

                                                                Annualized        Annualized      Annualized

                                                 One Year       Three Year         Five Year     Inception to

                                                  Return          Return            Return           Date

----------------------------------------------------------------------------------------------------------------------


Old Mutual Select Value Portfolio                 4.51%             8.34%           (0.62)%          7.38%

----------------------------------------------------------------------------------------------------------------------

S&P 500 Index*                                    4.91%            14.39%            0.54%           5.40%

----------------------------------------------------------------------------------------------------------------------

Lipper Large-Cap Core Funds Average*              4.84%            12.54%           (0.95)%          3.44%

----------------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.



* Inception date October 28, 1997





                                               VALUE OF A $10,000 INVESTMENT



                                                   [LINE GRAPH OMITTED]



               Old Mutual Select                                      Lipper Large-Cap Core

               Value Portfolio                 S&P 500 Index          Funds Average


10/28/97       $10,000                         $10,000                $10,000

10/31/97         9,990                           9,926                 10,000

11/30/97        10,190                          10,385                 10,317

12/31/97        10,430                          10,564                 10,482

1/31/98         10,430                          10,681                 10,549

2/28/98         11,100                          11,451                 11,299

3/31/98         11,630                          12,037                 11,802

4/30/98         11,850                          12,158                 11,922

5/31/98         11,850                          11,949                 11,667

6/30/98         12,010                          12,435                 12,052

7/31/98         11,944                          12,302                 11,856

8/31/98         10,274                          10,524                 10,087

9/30/98         11,104                          11,198                 10,687

10/31/98        12,374                          12,109                 11,501

11/30/98        13,285                          12,843                 12,166

12/31/98        14,389                          13,583                 12,942

1/31/99         14,641                          14,151                 13,357

2/28/99         14,046                          13,711                 12,943

3/31/99         14,409                          14,259                 13,450

4/30/99         14,812                          14,812                 13,952

5/31/99         14,883                          14,462                 13,653

6/30/99         15,720                          15,264                 14,400

7/31/99         15,387                          14,788                 13,989

8/31/99         15,125                          14,715                 13,829

9/30/99         14,935                          14,311                 13,477

10/31/99        15,699                          15,217                 14,235

11/30/99        15,967                          15,526                 14,561

12/31/99        15,668                          16,441                 15,481

1/31/00         15,410                          15,615                 14,817

2/29/00         14,420                          15,319                 14,778

3/31/00         16,039                          16,818                 16,032

4/30/00         16,575                          16,312                 15,578

5/31/00         17,071                          15,977                 15,246

6/30/00         16,617                          16,371                 15,644

7/31/00         15,822                          16,115                 15,428

8/31/00         17,040                          17,116                 16,480

9/30/00         17,553                          16,212                 15,684

10/31/00        17,473                          16,144                 15,585

11/30/00        17,565                          14,871                 14,345

12/31/00        18,469                          14,944                 14,580

1/31/01         20,118                          15,474                 14,961

2/28/01         19,958                          14,063                 13,665

3/31/01         19,236                          13,172                 12,775

4/30/01         20,244                          14,196                 13,754

5/31/01         20,370                          14,291                 13,823

6/30/01         19,775                          13,943                 13,440

7/31/01         19,843                          13,806                 13,237

8/31/01         18,778                          12,942                 12,433

9/30/01         16,781                          11,896                 11,365

10/31/01        17,442                          12,123                 11,641

11/30/01        18,752                          13,053                 12,517

12/31/01        18,787                          13,168                 12,630

1/31/02         17,941                          12,975                 12,400

2/28/02         18,022                          12,725                 12,133

3/31/02         17,929                          13,204                 12,591

4/30/02         17,001                          12,403                 11,873

5/31/02         17,709                          12,312                 11,765

6/30/02         16,352                          11,435                 10,883

7/31/02         14,937                          10,544                 10,065

8/31/02         14,821                          10,613                 10,117

9/30/02         12,811                           9,459                  9,063

10/31/02        13,819                          10,292                  9,799

11/30/02        14,476                          10,898                 10,313

12/31/02        14,078                          10,257                  9,714

1/31/03         13,620                           9,989                  9,454

2/28/03         12,799                           9,839                  9,307

3/31/03         12,834                           9,934                  9,386

4/30/03         13,726                          10,753                 10,108

5/31/03         14,429                          11,319                 10,621

6/30/03         14,383                          11,464                 10,729

7/31/03         14,558                          11,666                 10,922

8/31/03         14,781                          11,893                 11,123

9/30/03         14,642                          11,767                 10,976

10/31/03        15,087                          12,433                 11,564

11/30/03        15,376                          12,542                 11,667

12/31/03        16,653                          13,200                 12,212

1/31/04         16,653                          13,442                 12,391

2/29/04         16,713                          13,629                 12,540

3/31/04         16,135                          13,423                 12,347

4/30/04         16,014                          13,213                 12,117

5/31/04         16,026                          13,394                 12,257

6/30/04         16,412                          13,654                 12,465

7/31/04         15,978                          13,202                 11,990

8/31/04         16,135                          13,256                 11,988

9/30/04         16,093                          13,399                 12,106

10/31/04        16,278                          13,604                 12,261

11/30/04        16,635                          14,154                 12,748

12/31/04        17,128                          14,636                 13,175

1/31/05         16,882                          14,279                 12,867

2/28/05         17,411                          14,580                 13,101

3/31/05         17,042                          14,322                 12,861

4/30/05         17,005                          14,050                 12,571

5/31/05         17,239                          14,497                 12,991

6/30/05         17,300                          14,518                 13,017

7/31/05         17,842                          15,057                 13,593

8/31/05         17,711                          14,919                 13,472

9/30/05         17,887                          15,040                 13,596

10/31/05        17,762                          14,790                 13,378

11/30/05        17,950                          15,349                 13,879

12/31/05        17,900                          15,354                 13,898




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF OCTOBER 28, 1997 TO

AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE PORTFOLIO'S

PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES REINVESTMENT OF

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT THE DEDUCTION OF

TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR ON THE

REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN THE LIPPER

LARGE-CAP CORE FUNDS AVERAGE AT OCTOBER 31, 1997. An investment concentrated in industries and sectors may involve greater risk and volatility than a more diversified investment and the technology sector has been among the volatile sectors in the market. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. The Old Mutual Select

Value Portfolio is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed to the variable annuity provider. The Old Mutual Select Value Portfolio commenced operations on October

28, 1997.



   SECTOR WEIGHTINGS AT DECEMBER 31, 2005

             [PIE GRAPH OMITTED]

Basic Materials                           7%

Consumer Cyclical                        11%

Consumer Non-Cyclical                     6%

Energy                                   13%

Financial                                20%

Health Care                               7%

Industrial                                8%

Repurchase Agreement                      2%

Services                                  5%

Technology                               19%

Utilities                                 2%



      % of Total Portfolio Investments





  TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



Comcast                                           7.2%

Microsoft                                         6.1%

General Electric                                  5.5%

XL Capital, Cl A                                  4.4%

Xerox                                             4.3%

JPMorgan Chase                                    4.2%

Home Depot                                        4.2%

Coca-Cola                                         3.9%

Exxon Mobil                                       3.8%

El Paso                                           3.6%

-------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      47.2%

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[LOGO OMITTED]

Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO





STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005



--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COMMON STOCK -- 97.5%

BASIC MATERIALS -- 6.5%

CHEMICALS-DIVERSIFIED -- 3.1%

EI Du Pont de Nemours                  37,600        $  1,598

                                                     ---------

                                                        1,598

--------------------------------------------------------------

PAPER & RELATED PRODUCTS -- 3.4%

International Paper                    52,300           1,758

                                                     ---------

                                                        1,758

                                                     ---------

TOTAL BASIC MATERIALS (COST $3,351)                     3,356

                                                     ---------

--------------------------------------------------------------

CONSUMER CYCLICAL -- 11.1%

CABLE TV -- 7.0%

Comcast*                              141,400           3,633

                                                     ---------

                                                        3,633

--------------------------------------------------------------

RETAIL-BUILDING PRODUCTS -- 4.1%

Home Depot                             52,100           2,109

                                                     ---------

                                                        2,109

                                                     ---------

TOTAL CONSUMER CYCLICAL (COST $5,679)                   5,742

                                                     ---------

--------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 5.7%

BEVERAGES-NON-ALCOHOLIC -- 3.8%

Coca-Cola                              48,200           1,943

                                                     ---------

                                                        1,943

--------------------------------------------------------------

FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.9%

General Mills                          20,000             986

                                                     ---------

                                                          986

                                                     ---------

TOTAL CONSUMER NON-CYCLICAL (COST $3,014)               2,929

                                                     ---------

--------------------------------------------------------------

ENERGY -- 13.2%

OIL COMPANIES-INTEGRATED -- 9.7%

Chevron                                24,500           1,391

ConocoPhillips                         28,600           1,664

Exxon Mobil                            34,400           1,932

                                                     ---------

                                                        4,987

--------------------------------------------------------------

PIPELINES -- 3.5%

El Paso                               149,900           1,823

                                                     ---------

                                                        1,823

                                                     ---------

TOTAL ENERGY (COST $5,124)                              6,810

                                                     ---------

--------------------------------------------------------------

FINANCIAL -- 20.2%

FINANCE-INVESTMENT BANKER/BROKER -- 9.9%

Goldman Sachs Group                    12,300           1,571

JPMorgan Chase                         53,700           2,131

Morgan Stanley                         24,900           1,413

                                                     ---------

                                                        5,115

                                                     ---------

--------------------------------------------------------------





--------------------------------------------------------------

                                                      Market

Description                            Shares       Value (000)

--------------------------------------------------------------

INSURANCE BROKERS -- 3.0%

Marsh & McLennan                       48,400        $  1,537

                                                     ---------

                                                        1,537

--------------------------------------------------------------

MULTI-LINE INSURANCE -- 7.3%

American International Group           22,300           1,521

XL Capital, Cl A                       33,000           2,224

                                                     ---------

                                                        3,745

                                                     ---------

TOTAL FINANCIAL (COST $9,280)                          10,397

                                                     ---------

--------------------------------------------------------------

HEALTH CARE -- 7.3%

MEDICAL PRODUCTS -- 3.4%

Johnson & Johnson                      29,100           1,749

                                                     ---------

                                                        1,749

--------------------------------------------------------------

MEDICAL-DRUGS -- 3.9%

Abbott Laboratories                    33,900           1,337

Pfizer                                 30,200             704

                                                     ---------

                                                        2,041

                                                     ---------

TOTAL HEALTH CARE (COST $3,930)                         3,790

                                                     ---------

--------------------------------------------------------------

INDUSTRIAL -- 7.6%

DIVERSIFIED MANUFACTURING OPERATIONS-- 5.4%

General Electric                       78,800           2,762

                                                     ---------

                                                        2,762

--------------------------------------------------------------

NON-HAZARDOUS WASTE DISPOSAL -- 2.2%

Waste Management                       37,500           1,138

                                                     ---------

                                                        1,138

                                                     ---------

TOTAL INDUSTRIAL (COST $3,780)                          3,900

                                                     ---------

--------------------------------------------------------------

SERVICES -- 4.7%

TELEPHONE-INTEGRATED -- 4.7%

AT&T                                   55,900           1,369

Verizon Communications                 34,400           1,036

                                                     ---------

                                                        2,405

                                                     ---------

TOTAL SERVICES (COST $2,684)                            2,405

                                                     ---------

--------------------------------------------------------------

TECHNOLOGY -- 19.0%

APPLICATIONS SOFTWARE -- 6.0%

Microsoft                             117,100           3,062

                                                     ---------

                                                        3,062

--------------------------------------------------------------

DATA PROCESSING/MANAGEMENT -- 2.2%

First Data                             26,100           1,123

                                                     ---------

                                                        1,123

--------------------------------------------------------------

INTERNET SECURITY -- 3.4%

Symantec*                             100,000           1,750

                                                     ---------

                                                        1,750

--------------------------------------------------------------

OFFICE AUTOMATION & EQUIPMENT -- 4.2%

Xerox*                                148,200           2,171

                                                     ---------

                                                        2,171

--------------------------------------------------------------

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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO





--------------------------------------------------------------

                                     Shares/Face     Market

Description                         Amount (000)   Value (000)

--------------------------------------------------------------



SEMICONDUCTOR EQUIPMENT -- 3.2%

Applied Materials                      92,700        $  1,663

                                                     ---------

                                                        1,663

                                                     ---------

TOTAL TECHNOLOGY (COST $9,841)                          9,769

                                                     ---------

--------------------------------------------------------------

UTILITIES -- 2.2%

ELECTRIC-INTEGRATED -- 2.2%

Southern                               32,900           1,136

                                                     ---------

TOTAL UTILITIES (COST $969)                             1,136

                                                     ---------

TOTAL COMMON STOCK (COST $47,652)                      50,234

                                                     ---------

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.6%

Deutsche Bank

   4.100%, dated 12/30/05, to be repurchased

   on 01/03/06, repurchase price $1,315,382

   (collateralized by a U.S. Government obligation,

   par value $1,338,000, 2.000%, 02/28/06,

   total market value $1,341,636)(A)   $1,315           1,315

                                                     ---------

TOTAL REPURCHASE AGREEMENT (COST $1,315)                1,315

                                                     ---------

TOTAL INVESTMENTS-- 100.1% (COST $48,967)              51,549

                                                     ---------

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.1)%

Payable for investment advisory fees                      (29)

Payable for administrative fees                            (6)

Other assets and liabilities, net                         (23)

                                                     ---------

TOTAL OTHER ASSETS AND LIABILITIES                        (58)

                                                     ---------

NET ASSETS-- 100.0%                                  $ 51,491

                                                     =========

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 3,613,102 outstanding

   shares of beneficial interest                     $117,031

Undistributed net investment income                       727

Accumulated net realized loss on investments          (68,849)

Net unrealized appreciation on investments              2,582

                                                     ---------

NET ASSETS                                           $ 51,491

                                                     =========

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                     $14.25

                                                       =======



* Non-income producing security.

(A) -- Tri-party repurchase agreement

Cl -- Class

Cost figures are shown with "000's" omitted.





The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2005





INVESTMENT INCOME:


     Dividends..........................................................        $  1,234

     Interest...........................................................              38

                                                                                --------

        Total Investment Income.........................................           1,272

                                                                                --------

EXPENSES:

     Investment Advisory Fees...........................................             369

     Administrative Fees................................................              70

     Professional Fees..................................................              27

     Transfer Agent Fees................................................              25

     Printing Fees......................................................              22

     Trustees' Fees.....................................................              13

     Custodian Fees.....................................................               6

     Other Fees.........................................................              11

                                                                                --------

        Total Expenses..................................................             543

                                                                                --------

NET INVESTMENT INCOME...................................................             729

                                                                                --------

Net Realized Gain from Security Transactions............................           4,548

Net Change in Unrealized Depreciation on Investments....................          (2,783)

                                                                                --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.........................           1,765

                                                                                --------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................        $  2,494

                                                                                ========




The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY





                                                                                             01/01/05           01/01/04

                                                                                                to                 to

                                                                                             12/31/05           12/31/04

                                                                                             --------          ---------

INVESTMENT ACTIVITIES:


   Net Investment Income..............................................................       $    729          $  1,084

   Net Realized Gain from Security Transactions.......................................          4,548             2,507

   Net Change in Unrealized Depreciation on Investments...............................         (2,783)           (2,001)

                                                                                             --------          --------

   Net Increase in Net Assets Resulting from Operations...............................          2,494             1,590

                                                                                             --------          --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net Investment Income..............................................................         (1,085)           (1,479)

                                                                                             --------          --------

   Total Distributions................................................................         (1,085)           (1,479)

                                                                                             --------          --------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued......................................................................          1,009             2,723

   Shares Reinvested..................................................................          1,085             1,479

   Shares Redeemed....................................................................        (16,061)          (34,299)

                                                                                             --------          --------

   Decrease in Net Assets Derived from Capital Share Transactions.....................        (13,967)          (30,097)

                                                                                             --------          --------

      Total Decrease in Net Assets....................................................        (12,558)          (29,986)

                                                                                             --------          --------

NET ASSETS:

   Beginning of Year..................................................................         64,049            94,035

                                                                                             --------          --------

   End of Year........................................................................       $ 51,491          $ 64,049

                                                                                             ========          ========

Undistributed Net Investment Income...................................................       $    727          $  1,083

                                                                                             ========          ========

SHARES ISSUED AND REDEEMED:

   Shares Issued......................................................................             72                201

   Shares Reinvested..................................................................             77                112

   Shares Redeemed....................................................................         (1,142)            (2,505)

                                                                                             --------          --------

   Net Decrease in Shares Outstanding.................................................           (993)            (2,192)

                                                                                             ========          ========






The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,











                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,         Assets, End

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total   of Year

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return    (000)

--------------------------------------------------------------------------------------------------------------------------------


2005     $13.91     $0.18 1      $0.44       $0.62       $(0.28)        --          $(0.28)      $14.25      4.51%   $51,491

2004      13.83      0.21 1       0.17        0.38        (0.30)        --           (0.30)       13.91      2.85%    64,049

2003      12.00      0.35         1.81        2.16        (0.33)        --           (0.33)       13.83     18.29%    94,035

2002      16.20      0.30        (4.35)      (4.05)       (0.15)        --           (0.15)       12.00    (25.07)%  141,322

2001      16.13      0.15 1       0.10        0.25        (0.04)    $(0.14)          (0.18)       16.20      1.72%   332,970





                                                    Ratio of Net

                                       Ratio         Investment

                                    of Expenses         Loss

                                    to Average       to Average

                      Ratio of Net  Net Assets       Net Assets

             Ratio     Investment    (Excluding       (Excluding

           of Expenses     Loss      Waivers and     Waivers and   Portfolio

           to Average   to Average     Expense         Expense     Turnover

           Net Assets  Net Assets    Reduction)       Reduction)     Rate

-----------------------------------------------------------------------------

2005          0.96%        1.28%        0.96%            1.28%       71.77%

2004          0.92%        1.52%        0.92%            1.52%      110.53%

2003          0.90%        1.53%        0.90%            1.53%      224.47%

2002          0.87%        1.19%        0.87%            1.19%      505.46%

2001          0.86%        0.67%        0.86%            0.67%      652.60%




1 Per share calculations were performed using average shares for the period.



Amounts designated as "--" are either $0 or have been rounded to $0.













The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005



1.  ORGANIZATION

Old Mutual Select Value Portfolio (the "Portfolio") is a series of Old Mutual

Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund was known as the PBHG Insurance Series Fund prior to November 2005, and the

Portfolio was known as the Liberty Ridge Select Value Portfolio. The Fund is

registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old

Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth

Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large

Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap

Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth

Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and

the Old Mutual Columbus Circle Technology and Communications Portfolio (the

"Technology and Communications Portfolio"), (each a "Portfolio" and,

collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap

Growth Concentrated Portfolio and the Technology and Communications Portfolio,

which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio,

the Large Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the

Mid-Cap Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio or

the Technology and Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the

Portfolio's investment objectives, policies and strategies. The assets of the

Portfolio are segregated, and a shareholder's interest is limited to the

Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 72% of the outstanding shares of the Portfolio were held by the separate accounts of one participating insurance company.



2.  SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available,

are valued at the last quoted sales price at the close of trading on the New

York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value

Procedures established by the Board of Trustees (the "Board"). The Funds' Fair

Value Procedures are implemented through a Fair Value Committee (the

"Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

When a security is valued in accordance with the Fair Value Procedures, the

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. However, debt securities

(other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.



DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolio are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.





                                       10

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO





NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this agreement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $0 during the year ended December 31, 2005.



3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

   AFFILIATES

The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Previous Advisory Agreement,

Liberty Ridge was paid a monthly fee at an annual rate of 0.65% of the first $1 billion of the average daily net assets of the Portfolio, 0.60% of the next $500 million of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average daily net assets of the Portfolio, 0.50% of the next $500 million of the average daily net assets of the Portfolio, and 0.45% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual

Fund Services, an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). Liberty Ridge has been appointed sub-advisor to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement ("Sub-Advisory Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the Portfolio approve the

Advisory Agreement and Sub-Advisory Agreement; or (ii) 150 days from January 1,

2006. If approved by shareholders, the Advisory Agreement and Sub-Advisory

Agreement shall each continue for an initial period ending December 31, 2006,

and thereafter shall continue automatically for successive annual periods,

provided such continuance is specifically approved at least annually by (i) the

Fund's Board of Trustees, including the Trustees who are not "interested persons" of any party to the Agreements, or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 0.75% on net assets up to $300 million; 0.70% on assets between $300 million up to $500 million; 0.65% on assets between $500 million up to $750 million;

0.60% on assets between $750 million up to $1 billion; 0.55% on assets between

$1 billion up to $1.5 billion; 0.50% on assets between $1.5 billion up to $2 billion, and 0.45% on assets $2 billion or greater; subject to a separate expense limitation arrangement described below. The sub-advisor is entitled to receive from Old Mutual Capital a sub-advisory fee with respect to the average daily net assets of the Portfolio.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund (the "Previous Expense

Limitation Agreement"). With respect to the Portfolio, Liberty Ridge had agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.00%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that became effective January 1, 2006, to limit for at least three years the Portfolio's total annual operating expenses

(exclusive of bro-



                                       11

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO





NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



kerage commissions, distribution and service fees and extraordinary expenses) to no more than 0.94%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by Old Mutual Capital pursuant to the Expense

Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 0.94%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 0.94%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.



Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old

Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly,

at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

Under the new advisory arrangement, the management fee payable to Old Mutual

Capital includes fees for both advisory and administrative services.



The Fund has entered into a distribution agreement with Old Mutual Investment

Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual

(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios of the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.



Certain officers of the Fund are or were officers of the Adviser, Administrator,

Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $39,882,974 and $54,104,821,

respectively.



5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. As of December 31, 2005, there were no permanent book/tax differences.

The tax character of dividends and distributions declared during the years ended December 31, 2005 and December 31, 2004 were as follows (000):

                                    ORDINARY

                                      INCOME

                                   ----------

             2005                     $1,085

             2004                     $1,479



As of December 31, 2005, the components of accumulated losses were as follows

(000):



Capital loss carryforwards expiring:

      December 2010                             $(68,794)

Undistributed ordinary income                        727

Unrealized appreciation                            2,527

                                                --------

                                                $(65,540)

                                                ========



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Portfolio utilized $4,277

(000) of capital loss carryforwards to offset net realized capital gains.





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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



At December 31, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for

Federal income tax purposes at December 31, 2005 were as follows (000):



        FEDERAL                                       NET

          TAX      UNREALIZED      UNREALIZED     UNREALIZED

         COST     APPRECIATION    DEPRECIATION   APPRECIATION

        --------  -------------   -------------  -------------

        $49,022      $4,238         $(1,711)        $2,527



6.  CONCENTRATION/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as finance and technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.



7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual

Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds

(together, the "Trusts"), on behalf of each series portfolio of the Trusts

(collectively the "Lending Funds" and individually the "Lending Fund") a Lending

Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August

12, 2003 to the Trusts.



The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus

50 basis points).



The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2005, or at any time during the year ended December

31, 2005.



8.  LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER

On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds

II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, et seq. and

ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees;

pay administrative and investigatory costs and expenses, including counsel fees;

pay an





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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO





NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)



administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of

Additional Information.



At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.







                                       14

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL SELECT VALUE PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Select Value Portfolio, formerly Liberty Ridge Select Value Portfolio

(one of the portfolios constituting the Old Mutual Insurance Series Fund,

formerly PBHG Insurance Series Fund, hereafter referred to as the "Portfolio")

at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of

America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting

Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at

December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006





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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                                     ANNUALIZED

                                                                                       EXPENSE

                                                                                       RATIOS            EXPENSES

                                            BEGINNING             ENDING               FOR THE          PAID DURING

                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH

                                            6/30/05              12/31/05              PERIOD            PERIOD*

                                       ------------------   ------------------   ------------------ ------------------


Actual Portfolio Return .............      $1,000.00             $1,034.70             0.96%              $4.92

Hypothetical 5% Return ..............       1,000.00              1,020.37             0.96                4.89




*  EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

   THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

   THE ONE-HALF YEAR PERIOD).







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--------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO



NOTICE TO SHAREHOLDERS (UNAUDITED)



For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended

December 31, 2005:





                                                                          DIVIDENDS

                                                                         QUALIFYING         QUALIFIED                     QUALIFIED

                                                                        FOR CORPORATE       DIVIDEND                       SHORT-

    LONG TERM          ORDINARY                                          DIVIDENDS           INCOME         QUALIFIED       TERM

  CAPITAL GAIN          INCOME         TAX-EXEMPT         TOTAL          RECEIVABLE      (15% TAX RATE)     INTEREST       CAPITAL

  DISTRIBUTION       DISTRIBUTIONS      INTEREST      DISTRIBUTIONS      DEDUCTION 1         FOR QDI 2       INCOME 3       GAINS 4

  ------------       -------------     ----------     -------------      -----------     --------------     ---------     ---------


      0.00%             100.00%           0.00%          100.00%           100.00%           100.00%          0.00%         0.00%




1  QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE

   DIVIDENDS RECEIVED DEDUCTION.



2  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND

   INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF

   2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS". IT

   IS THE INTENTION OF THE PORTFOLIO TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED

   BY LAW.



3  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST

   INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED

   AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS THAT IS EXCEMPT FROM U.S.

   WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.



4  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM

   CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS

   REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS THAT IS EXEMPT

   FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.









                                       17

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------



The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------






                                       18

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------




** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.



                                       19

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)







SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o Management fees charged by the adviser to institutional and other clients

   o Management fees incurred by other mutual funds for like services



   o Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o Profit margins of the adviser and its affiliates from providing the services



   o Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o Reviewed a report prepared by Lipper that compared the advisory fees,

     administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237,

was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o CASTLEARK is a Delaware limited liability company located at 1 North Wacker

     Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

     One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. Columbus

     Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities,

     public mutual funds, private investment funds, and a trust program.

     Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o COPPER ROCK is a Delaware limited liability company located at 200

     Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Copper

     Rock is a joint venture between OMUSH and senior Copper Rock executives.

     Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.



   o EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

     Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

     including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

     Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

     Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

     Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o MUNDER is a Delaware general partnership located at 480 Pierce Street,

     Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January

     1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite

     100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

     January 1, 2006, managing and supervising the investment of certain

     Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

     September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

     OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the overall responsibility of

     OMCAP to provide all management





                                       21

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

Board Review and Approval of New Investment

Management Agreements (Unaudited) (Continued)





     and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o MANAGEMENT FEES -- After extensive discussions between OMCAP and the Board,

     the combined investment advisory and administrative fee (the "Management

     Fee") for each of the Portfolios was reduced from the current Management

     Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses), the effective Management Fee for each Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by

     Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

     Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders.

     These expense limitation agreements provide a meaningful reduction in the

     Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3)

     year period. A more detailed discussion of each Portfolio's expense limitation agreement is contained below.



   o PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

     Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

     Portfolios that each was proposed to sub-advise or co-sub-advise. The Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

     Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

     Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

     Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

     Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

     Undertakings are more extensive than that required by current regulations.

     Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the

     Compliance Undertakings in connection with the approval of the new

     Management Agreement.



   o BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

     Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which,

     although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









                                       22

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       23

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses





                                       24

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

                                          This page is intentionally left blank.

                                    [LOGO OMITTED] OLD MUTUAL



                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm



This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.

















D-06-043  01/2006

[LOGO OMITTED] OLD MUTUAL



INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005



















o OLD MUTUAL SMALL CAP PORTFOLIO

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the

Portfolios effective January 1, 2006. Also effective on this date, Old Mutual

Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.



Sincerely,





/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December

31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.



COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



RUSSELL 2000(R) INDEX

The Russell 2000(R) Index is an unmanaged index comprising common stocks of the

2,000 U.S. public companies next in size after the largest 1,000 publicly traded

U.S. companies.



LIPPER SMALL-CAP CORE FUNDS AVERAGE

The Lipper Small-Cap Core Funds Average represents the average performance of

616 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

Funds included in the Small Cap Core Funds Average include Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the

S&P 1500 Index. Small -cap cored funds have wide latitude in the companies which they invest. These funds typically have an average price-to-earnings ratio,

price-to-book ratio, and three-year earnings growth figure, compared to the S&P

SmallCap 600 Index.





Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO





MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE





Q.  WHO ARE THE NEW SUB-ADVISERS FOR THIS PORTFOLIO?

A.  The culmination of an extensive search by the Board of Trustees and Old

    Mutual Capital -- with the assistance of an independent investment consultant retained by the Board of Trustees -- has identified two sub-advisors for the Portfolio: Liberty Ridge Capital and Eagle Asset

    Management. Liberty Ridge Capital was the previous investment adviser for the Portfolio, and will now serve as a sub-advisor. Effective January 1,

    2006 Liberty Ridge Capital and Eagle Asset Management will each be responsible for the oversight of approximately 50% of the Portfolio. The following discussion reflects an analysis of the activities of the prior sub-adviser and should not be construed as a reflection of how the new sub-adviser will manage the Portfolio in the future.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  For the 12-month period ended December 31, 2005, the Old Mutual Small Cap

    Portfolio returned 1.48%. The Portfolio underperformed its benchmark, the

    Russell 2000(R) Index, which advanced 4.55% for the period. It also underperformed the Lipper Small-Cap Core Funds Average, which returned 6.42%

    during the same time frame.



Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12

    MONTHS?

A.  Equity returns, while generally positive, were heavily impacted by the events of the year. Persistently high energy costs, rising interest rates, a flattening yield curve, weaker retail spending, slowing economic growth, and two devastating hurricanes all buffeted stocks. As a result, sector rotation and event-driven performance were common themes during much of the period.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  The Portfolio struggled against shifting market forces during the year. For the most part, growth style investments prevailed over value and the

    Portfolio, a blend investment, was caught in the middle. The underperformance of smaller companies relative to other segments of the market also worked against the Portfolio. In contrast to the past few years,

    smaller companies lagged large cap stocks in 2005. The Russell 1000(R)

    Index, a measure of large cap stocks, gained 6.27% versus the 4.55% return of the small cap Russell 2000(R) Index for 2005.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  Sector weightings, particularly within energy and technology, played a significant role in the Portfolio's underperformance for the period. Energy companies were strong performers for both the Portfolio and the benchmark.

    Excessive demand, particularly from emerging economies, coupled with continued supply concerns, helped push commodity prices higher. However, the

    Portfolio's exposure to energy was decreased during the second quarter, as the manager believed current valuations, for the most part, fully reflected earnings prospects for the sector. This decision proved detrimental to returns, as the hurricanes increased the pressure on supply and prices during the third quarter and energy stocks continued to outperform.



    Within the technology sector, security selection was favorable and encompassed a broad selection of industries. However, the Portfolio's underweight position had a negative impact on performance, given the technology sector's steady improvement over the course of the period.

    Portfolio results were further impacted by a significant overweighting in the consumer cyclicals sector. Adverse stock selection and uncommonly weak performance from the Portfolio's consumer cyclical holdings, such as

    Blockbuster, dragged on returns, particularly during the last two quarters.



    While the Portfolio's health care weighting increased, holdings were focused on those areas considered to have solid growth prospects and less sensitivity to overall economic conditions. Unfortunately, this precluded many biotechnology companies, which generally posted some of the better results for the health care sector during the period.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR SMALL CAP STOCKS?

A.  While 2005 managed to deliver most of the major stock indexes into positive territory for the year, the journey was far from easy. Many of the concerns that troubled investors throughout the past twelve months remained unresolved at year-end. This continued uncertainty could keep stocks under pressure going into 2006. However, an end may be in sight, at least with regard to rising interest rates. Most experts believe the Federal Reserve will soon conclude its cycle of monetary tightening, particularly if inflation remains benign. Given that periods of rising interest rates can be difficult for stocks, the managers believe that an end to the Fed's interest rate campaign could relieve some of the pressure on the equity market.

    Furthermore, as other assets begin to lose their luster after sustained outperformance, such as energy and housing, but as growth remains patchy given uncertain macroeconomic conditions, blend investments such as the Old

    Mutual Small Cap Portfolio could provide an attractive balance of reasonable growth and stability, in the managers' view.





--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   For the 12-month period ended December 31, 2005, the Old Mutual Small Cap

    Portfolio underperformed its benchmark, the Russell 2000(R) Index.



o   The Portfolio struggled against shifting market forces, including the outperformance of growth style investments relative to value and the underperformance of smaller companies versus large cap stocks for much of the year.



o   Sector weightings played a significant role, with the Portfolio's underweighting in both the energy and technology sectors detracting from performance for the period.

--------------------------------------------------------------------------------





                                        3

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO





---------------------------------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

---------------------------------------------------------------------------------------------------------

                                                           Annualized        Annualized       Annualized

                                             One Year      Three Year         Five Year      Inception to

                                              Return         Return            Return            Date

---------------------------------------------------------------------------------------------------------


Old Mutual Small Cap Portfolio                 1.48%          17.91%            3.67%           10.11%

---------------------------------------------------------------------------------------------------------

Russell 2000(R)Index*                          4.55%          22.13%            8.22%            6.90%

---------------------------------------------------------------------------------------------------------

Lipper Small-Cap Core Funds Average*           6.42%          21.66%            9.15%            7.95%

---------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.



* Inception date October 28, 1997



                                               VALUE OF A $10,000 INVESTMENT



                                                   [LINE CHART OMITTED]





                  Old Mutual Small             Russell 2000                Lipper Small-Cap Core

                  Cap Portfolio                Index                       Funds Average


10/28/97          $10,000                      $10,000                     $10,000

10/31/97           10,050                       10,095                      10,000

11/30/97           10,060                       10,030                       9,902

12/31/97           10,480                       10,205                       9,988

1/31/98            10,630                       10,044                       9,827

2/28/98            11,250                       10,787                      10,534

3/31/98            11,950                       11,232                      11,026

4/30/98            12,230                       11,294                      11,122

5/31/98            11,590                       10,685                      10,580

6/30/98            11,520                       10,708                      10,512

7/31/98            10,995                        9,841                       9,773

8/31/98             8,812                        7,930                       7,891

9/30/98             9,233                        8,551                       8,251

10/31/98           10,064                        8,899                       8,586

11/30/98           10,805                        9,366                       9,089

12/31/98           11,626                        9,945                       9,595

1/31/99            11,286                       10,077                       9,548

2/28/99            10,424                        9,261                       8,829

3/31/99            10,064                        9,406                       8,852

4/30/99            10,755                       10,249                       9,572

5/31/99            11,446                       10,398                       9,827

6/30/99            11,987                       10,869                      10,383

7/31/99            12,127                       10,570                      10,317

8/31/99            11,906                       10,179                       9,994

9/30/99            11,806                       10,181                       9,937

10/31/99           11,526                       10,223                       9,933

11/30/99           12,097                       10,833                      10,550

12/31/99           13,479                       12,059                      11,478

1/31/00            13,479                       11,866                      11,240

2/29/00            15,712                       13,825                      12,543

3/31/00            16,723                       12,914                      12,663

4/30/00            15,862                       12,137                      12,181

5/31/00            15,932                       11,429                      11,728

6/30/00            17,484                       12,425                      12,570

7/31/00            17,003                       12,026                      12,323

8/31/00            18,666                       12,943                      13,368

9/30/00            18,421                       12,563                      13,094

10/31/00           17,621                       12,002                      12,730

11/30/00           16,269                       10,770                      11,652

12/31/00           18,349                       11,695                      12,745

1/31/01            19,087                       12,304                      13,296

2/28/01            18,134                       11,497                      12,627

3/31/01            17,232                       10,934                      12,048

4/30/01            18,503                       11,790                      12,980

5/31/01            19,046                       12,079                      13,422

6/30/01            19,168                       12,496                      13,769

7/31/01            18,892                       11,820                      13,415

8/31/01            18,451                       11,438                      13,053

9/30/01            15,595                        9,899                      11,463

10/31/01           16,758                       10,478                      12,029

11/30/01           18,330                       11,289                      12,813

12/31/01           19,462                       11,986                      13,626

1/31/02            18,739                       11,861                      13,560

2/28/02            18,121                       11,536                      13,334

3/31/02            19,452                       12,463                      14,375

4/30/02            19,001                       12,577                      14,526

5/31/02            18,152                       12,019                      14,035

6/30/02            16,821                       11,422                      13,339

7/31/02            13,792                        9,697                      11,521

8/31/02            14,190                        9,672                      11,561

9/30/02            13,247                        8,978                      10,752

10/31/02           13,461                        9,266                      11,021

11/30/02           14,228                       10,092                      11,793

12/31/02           13,407                        9,531                      11,307

1/31/03            12,949                        9,267                      10,989

2/28/03            12,491                        8,987                      10,633

3/31/03            12,704                        9,102                      10,731

4/30/03            13,876                        9,966                      11,645

5/31/03            15,059                       11,035                      12,722

6/30/03            15,251                       11,235                      13,040

7/31/03            15,880                       11,938                      13,693

8/31/03            16,562                       12,485                      14,319

9/30/03            16,082                       12,254                      14,087

10/31/03           17,532                       13,284                      15,227

11/30/03           18,107                       13,755                      15,782

12/31/03           18,640                       14,034                      16,199

1/31/04            19,173                       14,644                      16,763

2/29/04            19,482                       14,775                      17,029

3/31/04            19,472                       14,913                      17,160

4/30/04            18,736                       14,152                      16,474

5/31/04            18,843                       14,378                      16,637

6/30/04            19,280                       14,983                      17,314

7/31/04            18,022                       13,974                      16,336

8/31/04            17,660                       13,902                      16,158

9/30/04            18,523                       14,555                      16,919

10/31/04           18,960                       14,842                      17,195

11/30/04           20,623                       16,129                      18,546

12/31/04           21,656                       16,606                      19,134

1/31/05            20,846                       15,914                      18,554

2/28/05            21,230                       16,183                      18,985

3/31/05            21,145                       15,720                      18,518

4/30/05            19,898                       14,820                      17,522

5/31/05            20,921                       15,790                      18,494

6/30/05            21,646                       16,399                      19,128

7/31/05            22,562                       17,437                      20,340

8/31/05            22,434                       17,114                      20,071

9/30/05            22,221                       17,168                      20,208

10/31/05           21,305                       16,635                      19,559

11/30/05           21,827                       17,442                      20,449

12/31/05           21,976                       17,363                      20,455




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF OCTOBER 28, 1997 TO

AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE PORTFOLIO'S

PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES REINVESTMENT OF

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT THE DEDUCTION OF

TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR ON THE

REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN THE LIPPER

SMALL CAP CORE FUNDS AVERAGE AT OCTOBER 31, 1997. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. The Old Mutual Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider.

Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. The Old Mutual Small Cap Portfolio commenced operations on October 28, 1997.



  SECTOR WEIGHTINGS AT DECEMBER 31, 2005



             [PIE CHART OMITTED]



Basic Materials                  4%

Consumer Cyclical               19%

Consumer Non-Cyclical            3%

Energy                           4%

Financial                       25%

Health Care                      7%

Industrial                      14%

Index Fund                       1%

Repurchase Agreement             6%

Services                         6%

Technology                      11%





 % of Total Portfolio Investments





   TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



Collegiate Funding Services LLC                   3.6%

Mediacom Communications                           3.2%

Sinclair Broadcast Group                          2.7%

MeriStar Hospitality                              2.6%

Olin                                              1.9%

HomeBanc                                          1.9%

Radio One, Cl A & D                               1.8%

Greatbatch                                        1.8%

Reader's Digest Association                       1.8%

KMG America                                       1.7%

-------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      23.0%

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO





STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005

--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COMMON STOCK -- 91.2%

BASIC MATERIALS -- 4.0%

CHEMICALS-DIVERSIFIED -- 1.7%

Olin                                  101,960       $   2,007

                                                    ----------

                                                        2,007

--------------------------------------------------------------

CHEMICALS-PLASTICS -- 0.5%

Spartech                               24,060             528

                                                    ----------

                                                          528

--------------------------------------------------------------

CHEMICALS-SPECIALTY -- 0.5%

Hercules*                              48,800             551

                                                    ----------

                                                          551

--------------------------------------------------------------

PAPER & RELATED PRODUCTS -- 1.3%

Neenah Paper*                          54,430           1,524

                                                    ----------

                                                        1,524

                                                    ----------

TOTAL BASIC MATERIALS (COST $4,536)                     4,610

                                                    ----------

--------------------------------------------------------------

CONSUMER CYCLICAL -- 18.6%

APPAREL MANUFACTURERS -- 0.7%

Carter's*                              13,220             778

                                                    ----------

                                                          778

--------------------------------------------------------------

BROADCAST SERVICES/PROGRAMMING -- 1.0%

Nexstar Broadcasting Group*           235,500           1,180

                                                    ----------

                                                        1,180

--------------------------------------------------------------

CABLE TV -- 2.9%

Mediacom Communications*              609,834           3,348

                                                    ----------

                                                        3,348

--------------------------------------------------------------

ENTERTAINMENT SOFTWARE -- 0.3%

Take-Two Interactive Software*         22,200             393

                                                    ----------

                                                          393

--------------------------------------------------------------

HOTELS & MOTELS -- 1.4%

Jameson Inns*                         728,841           1,567

                                                    ----------

                                                        1,567

--------------------------------------------------------------

MULTIMEDIA -- 1.1%

Entravision Communications*           178,310           1,270

                                                    ----------

                                                        1,270

--------------------------------------------------------------

PUBLISHING-BOOKS -- 1.0%

Scholastic*                            39,760           1,133

                                                    ----------

                                                        1,133

--------------------------------------------------------------

PUBLISHING-NEWSPAPERS -- 1.0%

Journal Register*                      77,700           1,162

                                                    ----------

                                                        1,162

--------------------------------------------------------------

PUBLISHING-PERIODICALS -- 1.6%

Reader's Digest Association           124,270           1,891

                                                    ----------

                                                        1,891

--------------------------------------------------------------





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

RADIO -- 3.8%

Emmis Communications, Cl A*            62,300       $   1,240

Radio One, Cl A*                      104,200           1,070

Radio One, Cl D*                       84,600             876

Spanish Broadcasting System, Cl A*    230,700           1,179

                                                    ----------

                                                        4,365

--------------------------------------------------------------

RETAIL-VIDEO RENTAL -- 1.3%

Blockbuster*                          395,400           1,483

                                                    ----------

                                                        1,483

--------------------------------------------------------------

TELEVISION -- 2.5%

Sinclair Broadcast Group              311,900           2,869

                                                    ----------

                                                        2,869

                                                    ----------

TOTAL CONSUMER CYCLICAL (COST $25,731)                 21,439

                                                    ----------

--------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 2.8%

AGRICULTURAL OPERATIONS -- 2.0%

Delta & Pine Land                      48,400           1,113

Tejon Ranch*                           28,800           1,150

                                                    ----------

                                                        2,263

--------------------------------------------------------------

CONSUMER PRODUCTS - MISCELLANEOUS -- 0.8%

Helen of Troy*                         58,900             949

                                                    ----------

                                                          949

                                                    ----------

TOTAL CONSUMER NON-CYCLICAL (COST $3,935)               3,212

                                                    ----------

--------------------------------------------------------------

ENERGY -- 3.5%

OIL COMPANIES-EXPLORATION & PRODUCTION-- 0.7%

Energy Partners*                       12,900             281

Stone Energy*                          12,220             557

                                                    ----------

                                                          838

--------------------------------------------------------------

OIL-FIELD SERVICES -- 2.8%

Cal Dive International*                24,080             864

Core Laboratories*                     28,275           1,057

W-H Energy Services*                   38,100           1,260

                                                    ----------

                                                        3,181

                                                    ----------

TOTAL ENERGY (COST $1,979)                              4,019

                                                    ----------

--------------------------------------------------------------

FINANCIAL -- 25.1%

COMMERCIAL BANKS-EASTERN US -- 0.5%

Signature Bank*                        19,230             540

                                                    ----------

                                                          540

--------------------------------------------------------------

COMMERCIAL BANKS-WESTERN US -- 0.4%

SVB Financial Group*                   10,000             468

                                                    ----------

                                                          468

--------------------------------------------------------------

FINANCE-CONSUMER LOANS -- 5.4%

Collegiate Funding Services LLC*      192,423           3,801

First Marblehead                       37,800           1,242

Portfolio Recovery Associates*         26,400           1,226

                                                    ----------

                                                        6,269

--------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO







--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

FINANCE-INVESTMENT BANKER/BROKER -- 0.1%

GFI Group*                              2,450       $     116

                                                    ----------

                                                          116

--------------------------------------------------------------

FINANCE-OTHER SERVICES -- 2.0%

Asset Acceptance Capital*              59,810           1,343

MarketAxess Holdings*                  81,337             930

                                                    ----------

                                                        2,273

--------------------------------------------------------------

INSURANCE BROKERS -- 1.0%

USI Holdings*                          87,220           1,201

                                                    ----------

                                                        1,201

--------------------------------------------------------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.0%

Affiliated Managers Group*             13,950           1,120

                                                    ----------

                                                        1,120

--------------------------------------------------------------

LIFE/HEALTH INSURANCE -- 1.6%

KMG America*                          196,510           1,804

                                                    ----------

                                                        1,804

--------------------------------------------------------------

MULTI-LINE INSURANCE -- 0.6%

Hanover Insurance Group                16,600             693

                                                    ----------

                                                          693

--------------------------------------------------------------

PROPERTY/CASUALTY INSURANCE -- 0.8%

EMC Insurance Group                    48,700             971

                                                    ----------

                                                          971

--------------------------------------------------------------

REAL ESTATE MANAGEMENT/SERVICES -- 0.3%

CB Richard Ellis Group*                 5,305             312

                                                    ----------

                                                          312

--------------------------------------------------------------

REAL ESTATE MANAGEMENT/SERVICES -- 0.5%

Trammell Crow*                         24,900             639

                                                    ----------

                                                          639

--------------------------------------------------------------

REINSURANCE -- 2.7%

Aspen Insurance Holdings               55,000           1,302

Endurance Specialty Holdings           20,700             742

PXRE Group                             80,850           1,048

                                                    ----------

                                                        3,092

--------------------------------------------------------------

REITS-HOTELS -- 4.6%

Ashford Hospitality Trust             123,400           1,294

DiamondRock Hospitality*              103,500           1,238

MeriStar Hospitality*                 291,700           2,742

                                                    ----------

                                                        5,274

--------------------------------------------------------------

REITS-MORTGAGE -- 1.7%

HomeBanc                              265,300           1,984

                                                    ----------

                                                        1,984

--------------------------------------------------------------

REITS-OFFICE PROPERTY -- 0.4%

American Financial Realty Trust        36,200             434

                                                    ----------

                                                          434

--------------------------------------------------------------

S&L/THRIFTS - CENTRAL US -- 0.3%

Franklin Bank *                        19,600             353

                                                    ----------

                                                          353

--------------------------------------------------------------





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

S&L/THRIFTS-EASTERN US -- 1.0%

NewAlliance Bancshares                 76,400       $   1,111

                                                    ----------

                                                        1,111

--------------------------------------------------------------

S&L/THRIFTS-SOUTHERN US -- 0.2%

BankAtlantic Bancorp, Cl A             20,650             289

                                                    ----------

                                                          289

                                                    ----------

TOTAL FINANCIAL (COST $23,906)                         28,943

                                                    ----------

--------------------------------------------------------------

HEALTH CARE -- 6.4%

DISPOSABLE MEDICAL PRODUCTS -- 0.6%

ICU Medical*                           18,020             707

                                                    ----------

                                                          707

--------------------------------------------------------------

MEDICAL INSTRUMENTS -- 1.0%

Symmetry Medical*                      59,100           1,146

                                                    ----------

                                                        1,146

--------------------------------------------------------------

MEDICAL-BIOMEDICAL/GENETIC -- 1.5%

Applera Corp - Celera Genomics Group* 105,400           1,155

Enzon Pharmaceuticals*                 82,100             608

                                                    ----------

                                                        1,763

--------------------------------------------------------------

MEDICAL-DRUGS -- 1.3%

Angiotech Pharmaceuticals*            110,300           1,450

                                                    ----------

                                                        1,450

--------------------------------------------------------------

MEDICAL-GENERIC DRUGS -- 1.5%

Perrigo                               118,210           1,763

                                                    ----------

                                                        1,763

--------------------------------------------------------------

MEDICAL-NURSING HOMES -- 0.2%

Genesis HealthCare*                     5,650             206

                                                    ----------

                                                          206

--------------------------------------------------------------

THERAPEUTICS -- 0.3%

QLT*                                   60,200             383

                                                    ----------

                                                          383

                                                    ----------

TOTAL HEALTH CARE (COST $7,523)                         7,418

                                                    ----------

--------------------------------------------------------------

INDUSTRIAL -- 13.6%

AEROSPACE/DEFENSE -- 1.9%

Armor Holdings*                        28,200           1,202

Teledyne Technologies*                 33,600             978

                                                    ----------

                                                        2,180

--------------------------------------------------------------

AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%

BE Aerospace*                          28,350             624

                                                    ----------

                                                          624

--------------------------------------------------------------

BATTERIES/BATTERY SYSTEMS -- 1.6%

Greatbatch*                            72,750           1,892

                                                    ----------

                                                        1,892

--------------------------------------------------------------

BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.8%

Insituform Technologies*               47,700             924

                                                    ----------

                                                          924

--------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO









--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

BUILDING-HEAVY CONSTRUCTION -- 0.7%

Washington Group International*        15,370       $     814

                                                    ----------

                                                          814

--------------------------------------------------------------

DIVERSIFIED MANUFACTURING OPERATIONS-- 0.6%

Brink's                                15,150             726

                                                    ----------

                                                          726

--------------------------------------------------------------

ELECTRONICS-MILITARY -- 0.8%

EDO                                    33,700             912

                                                    ----------

                                                          912

--------------------------------------------------------------

ENGINEERING/R&D SERVICES -- 1.1%

Shaw Group*                            42,310           1,231

                                                    ----------

                                                        1,231

--------------------------------------------------------------

IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.6%

Symbol Technologies                    55,600             713

                                                    ----------

                                                          713

--------------------------------------------------------------

MACHINERY-GENERAL INDUSTRY -- 1.4%

Wabtec                                 58,700           1,579

                                                    ----------

                                                        1,579

--------------------------------------------------------------

NON-HAZARDOUS WASTE DISPOSAL -- 1.3%

WCA Waste*                            194,000           1,533

                                                    ----------

                                                        1,533

--------------------------------------------------------------

TRANSPORT-EQUIPMENT & LEASING -- 1.2%

GATX                                   37,000           1,335

                                                    ----------

                                                        1,335

--------------------------------------------------------------

WIRE & CABLE PRODUCTS -- 1.1%

General Cable*                         61,600           1,213

                                                    ----------

                                                        1,213

                                                    ----------

TOTAL INDUSTRIAL (COST $11,624)                        15,676

                                                    ----------

--------------------------------------------------------------

SERVICES -- 6.1%

COMMERCIAL SERVICES-FINANCE -- 1.3%

Wright Express*                        67,400           1,483

                                                    ----------

                                                        1,483

--------------------------------------------------------------

COMPUTER SERVICES -- 1.2%

Manhattan Associates*                  43,125             883

Perot Systems*                         33,200             470

                                                    ----------

                                                        1,353

--------------------------------------------------------------

E-SERVICES/CONSULTING -- 0.3%

Keynote Systems*                       29,000             373

                                                    ----------

                                                          373

--------------------------------------------------------------

HUMAN RESOURCES -- 0.8%

Medical Staffing Network Holdings*    176,100             946

                                                    ----------

                                                          946

--------------------------------------------------------------

RESEARCH & DEVELOPMENT -- 1.2%

PRA International*                     50,000           1,407

                                                    ----------

                                                        1,407

--------------------------------------------------------------





--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

TELEPHONE-INTEGRATED -- 1.3%

Valor Communications Group            128,650       $   1,466

                                                    ----------

                                                        1,466

                                                    ----------

TOTAL SERVICES (COST $7,075)                            7,028

                                                    ----------

--------------------------------------------------------------

TECHNOLOGY -- 10.9%

APPLICATIONS SOFTWARE -- 0.3%

Quest Software*                        27,100             395

                                                    ----------

                                                          395

--------------------------------------------------------------

B2B/E-COMMERCE -- 0.4%

webMethods*                            56,750             438

                                                    ----------

                                                          438

--------------------------------------------------------------

COMPUTER AIDED DESIGN -- 0.6%

Parametric Technology*                112,800             688

                                                    ----------

                                                          688

--------------------------------------------------------------

COMPUTERS-MEMORY DEVICES -- 0.6%

Maxtor*                                92,000             638

                                                    ----------

                                                          638

--------------------------------------------------------------

DATA PROCESSING/MANAGEMENT -- 1.3%

MoneyGram International                58,000           1,513

                                                    ----------

                                                        1,513

--------------------------------------------------------------

DECISION SUPPORT SOFTWARE -- 0.6%

NetIQ*                                 57,600             708

                                                    ----------

                                                          708

--------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.1%

Integrated Silicon Solutions*          74,000             476

Omnivision Technologies*               35,700             713

Zoran*                                  8,500             138

                                                    ----------

                                                        1,327

--------------------------------------------------------------

ENTERPRISE SOFTWARE/SERVICES -- 2.0%

Informatica*                          125,500           1,506

Manugistics Group*                    103,300             181

SSA Global Technologies*               35,900             653

                                                    ----------

                                                        2,340

--------------------------------------------------------------

NETWORKING PRODUCTS -- 1.3%

Adaptec*                              123,200             717

Foundry Networks*                      58,500             808

                                                    ----------

                                                        1,525

--------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.6%

Integrated Device Technology*          28,300             373

Standard Microsystems*                  9,600             275

                                                    ----------

                                                          648

--------------------------------------------------------------

SOFTWARE TOOLS -- 1.1%

Borland Software*                     190,400           1,243

                                                    ----------

                                                        1,243

--------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO





--------------------------------------------------------------

                                     Shares/Face     Market

Description                         Amount (000)   Value (000)

--------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.0%

Iowa Telecommunications Services*      73,200       $   1,134

                                                    ----------

                                                        1,134

                                                    ----------

TOTAL TECHNOLOGY (COST $10,719)                        12,597

                                                    ----------

--------------------------------------------------------------

UTILITIES -- 0.2%

ELECTRIC-INTEGRATED -- 0.2%

Pike Electric*                         14,600             237

                                                    ----------

TOTAL UTILITIES (COST $205)                               237

                                                    ----------

TOTAL COMMON STOCK (COST $97,233)                     105,179

                                                    ----------

--------------------------------------------------------------

INVESTMENT COMPANY -- 1.4%

INDEX FUND-SMALL CAP -- 1.4%

iShares Russell 2000 Index Fund*       24,200           1,614

                                                    ----------

TOTAL INDEX FUND-SMALL CAP (COST $1,537)                1,614

                                                    ----------

TOTAL INVESTMENT COMPANY (COST $1,537)                  1,614

                                                    ----------

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 5.6%

Morgan Stanley

   4.130%, dated 12/30/05, to be repurchased

   on 01/03/06, repurchase price $6,471,059

   (collateralized by a U.S. Government obligation par value

   $6,660,000, 3.800%, 12/22/06,

   total market value $6,605,284)(A)   $6,468           6,468

                                                    ----------

TOTAL REPURCHASE AGREEMENT (COST $6,468)                6,468

                                                    ----------

TOTAL INVESTMENTS-- 98.2% (COST $105,238)             113,261

                                                    ----------

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 1.8%

Receivable for investment securities sold               2,131

Payable for investment advisory fees                     (100)

Payable for administrative fees                           (12)

Payable for trustees' fees                                 (2)

Other assets and liabilities, net                         100

                                                    ----------

TOTAL OTHER ASSETS AND LIABILITIES                      2,117

                                                    ----------

NET ASSETS-- 100.0%                                 $ 115,378

                                                    ==========





--------------------------------------------------------------



Description                                        Value (000)

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 5,594,224 outstanding

   shares of beneficial interest                    $ 108,589

Accumulated net realized loss on investments           (1,234)

Net unrealized appreciation on investments              8,023

--------------------------------------------------------------

NET ASSETS                                          $ 115,378

                                                    ==========

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                     $20.62

                                                       =======

* Non-income producing security.

(A) --Tri-party repurchase agreement

Cl -- Class

LLC -- Limited Liability Company

REITs -- Real Estate Investment Trusts

Cost figures are shown with "000's" omitted.







The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2005





INVESTMENT INCOME:


     Dividends...............................................................       $   1,093

     Interest................................................................             252

     Less: Foreign Taxes Withheld............................................              (1)

                                                                                    ---------

        Total Investment Income..............................................           1,344

                                                                                    ---------

EXPENSES:

     Investment Advisory Fees................................................           1,326

     Administrative Fees.....................................................             163

     Professional Fees.......................................................              59

     Printing Fees...........................................................              49

     Trustees' Fees..........................................................              30

     Transfer Agent Fees.....................................................              25

     Custodian Fees..........................................................              16

     Other Fees..............................................................              25

                                                                                    ---------

        Total Expenses.......................................................           1,693

                                                                                    ---------

LESS:

     Waiver of Investment Advisory Fees......................................            (102)

                                                                                    ---------

NET EXPENSES ................................................................           1,591

                                                                                    ---------

NET INVESTMENT LOSS..........................................................            (247)

                                                                                    ---------

Net Realized Gain from Security Transactions.................................          16,721

Net Change in Unrealized Depreciation on Investments.........................         (15,275)

                                                                                    ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............................           1,446

                                                                                    ---------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................       $   1,199

                                                                                    =========








The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY





                                                                                       01/01/05           01/01/04

                                                                                          to                 to

                                                                                       12/31/05           12/31/04

                                                                                       --------           --------

INVESTMENT ACTIVITIES:


   Net Investment Loss..........................................................       $   (247)          $ (1,267)

   Net Realized Gain from Security Transactions.................................         16,721             42,747

   Net Change in Unrealized Depreciation on Investments.........................        (15,275)           (17,947)

                                                                                       --------           --------

   Net Increase in Net Assets Resulting from Operations.........................          1,199             23,533

                                                                                       --------           --------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued................................................................            489                390

   Shares Redeemed..............................................................        (41,151)           (88,480)

                                                                                       --------           --------

   Decrease in Net Assets Derived from Capital Share Transactions...............        (40,662)           (88,090)

                                                                                       --------           --------

   Total Decrease in Net Assets.................................................        (39,463)           (64,557)

                                                                                       --------           --------

NET ASSETS:

   Beginning of Year............................................................        154,841            219,398

                                                                                       --------           --------

   End of Year..................................................................       $115,378           $154,841

                                                                                       ========           ========

SHARES ISSUED AND REDEEMED:

   Shares Issued................................................................             25                 22

   Shares Redeemed..............................................................         (2,050)            (4,947)

                                                                                       --------           --------

   Net Decrease in Shares Outstanding...........................................         (2,025)            (4,925)

                                                                                       ========           ========










The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,









                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,         Assets, End

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total   of Year

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return    (000)

-------------------------------------------------------------------------------------------------------------------------------


 2005    $20.32   $(0.04)1       $0.34        $0.30           --         --            --        $20.62       1.48% $115,378

 2004     17.49    (0.13)1        2.96         2.83           --         --            --         20.32      16.18%  154,841

 2003     12.58    (0.07)1        4.98         4.91           --         --            --         17.49      39.03%  219,398

 2002     18.57    (0.10)        (5.66)       (5.76)          --     $(0.23)       $(0.23)        12.58     (31.11)% 244,139

 2001     17.91    (0.03)         1.04         1.01       $(0.02)     (0.33)        (0.35)        18.57       6.07%  435,051





                                                   Ratio of Net

                                      Ratio         Investment

                                   of Expenses         Loss

                                   to Average       to Average

                     Ratio of Net  Net Assets       Net Assets

            Ratio     Investment    (Excluding       (Excluding

          of Expenses     Loss      Waivers and     Waivers and   Portfolio

          to Average   to Average     Expense         Expense     Turnover

          Net Assets  Net Assets    Reduction)       Reduction)     Rate

----------------------------------------------------------------------------

 2005       1.20%       (0.18)%        1.28%            (0.26)%     58.30%

 2004       1.20%       (0.77)%        1.25%            (0.82)%     80.68%

 2003       1.20%       (0.48)%        1.24%            (0.52)%    125.35%

 2002       1.20%       (0.52)%        1.22%            (0.54)%    158.64%

 2001       1.20%       (0.19)%        1.20%            (0.19)%    125.30%




1 Per share calculations were performed using average shares for the year.







Amounts designated as "--" are either $0 or have been rounded to $0.

















The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005





1.  ORGANIZATION

Old Mutual Small Cap Portfolio (the "Portfolio") is a series of Old Mutual

Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund was known as the PBHG Insurance Series Fund prior to November 2005 and the Portfolio was known as the Liberty Ridge Small Cap Portfolio. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Old

Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap

Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"),

the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"),

the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual

Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap

Growth Portfolio (the "Small Cap Growth Portfolio") and the Old Mutual Columbus

Circle Technology and Communications Portfolio (the "Technology and

Communications Portfolio"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap

Growth Concentrated Portfolio and the Technology and Communications Portfolio,

which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio,

the Large Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the

Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio or

the Technology and Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the

Portfolio's investment objectives, policies and strategies. The assets of the

Portfolio are segregated, and a shareholder's interest is limited to the

Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 92% of the outstanding shares of the Portfolio were held by the separate accounts of one participating insurance company.



2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value Procedures established by the Board of Trustees (the

"Board"). The Funds' Fair Value Procedures are implemented through a Fair Value

Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value

Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value

Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.



DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolio are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.



Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's





                                       12

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S.Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S.Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this arrangement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $5,114 during the year ended December 31, 2005.



3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

    AFFILIATES

The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Previous Advisory Agreement,

Liberty Ridge is paid a monthly fee at an annual rate of 1.00% of the first $1 billion of the average daily net assets of the Portfolio, 0.95% of the next $500 million of the average daily net assets of the Portfolio, 0.90% of the next $500 million of the average daily net assets of the Portfolio, 0.85% of the next $500 million of the average daily net assets of the Portfolio, and 0.80% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual

Fund Services, an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). Liberty Ridge and Eagle Asset Management have been appointed sub-advisors to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement ("Sub-Advisory

Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the Portfolio approve the Advisory Agreement and Sub-Advisory

Agreement; or (ii) 150 days from January 1, 2006. If approved by shareholders,

the Advisory Agreement and Sub-Advisory Agreement shall each continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees,

including the Trustees who are not "interested persons" of any party to the

Agreements, or (ii) a vote of a "majority" (as defined in the 1940 Act) of the

Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 1.10% on net assets up to $300 million; 1.05% on assets between $300 million up to $500 million; 1.00%

on assets between $500 million up to $750 million; 0.95% on assets between $750 million up to $1 billion; 0.90% on assets between $1 billion up to $1.5 billion;

0.85% on assets between $1.5 billion up to $2 billion, and 0.80% on assets $2 billion or greater; subject to a separate expense limitation arrangement described below. Each sub- adviser is entitled to receive from Old Mutual

Capital a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolio managed by each sub-adviser.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund (the "Previous Expense

Limitation Agreement"). With respect to the Portfolio, Liberty Ridge had agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that became effective January 1, 2006, to limit for at least three years the Portfolio's total annual operating expenses

(exclusive of brokerage commissions, distribution and service fees and extraordinary expenses) to no more than 1.02%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by Old Mutual

Capital pursuant to the Expense Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.02%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.02%, and

(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.





                                       13

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old

Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly,

at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

Under the new advisory arrangement, the management fee payable to Old Mutual

Capital includes fees for both advisory and administrative services.



The Fund has entered into a distribution agreement with Old Mutual Investment

Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual

(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios of the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.



Certain officers of the Fund are or were officers of the Adviser, Administrator,

Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $73,408,472 and $116,759,586,

respectively.



5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income and REIT dividends, which for tax purposes, are treated differently, were reclassified to/from the following accounts (000):



                             INCREASE            DECREASE

        DECREASE         UNDISTRIBUTED NET       REALIZED

     PAID-IN-CAPITAL     INVESTMENT INCOME      GAIN (LOSS)

     ---------------     -----------------      -----------

         $(217)                $247                $(30)



These reclassifications had no effect on net assets or net asset value per share.



No dividends or distributions were declared during the years ended December 31,

2005 and December 31, 2004, respectively.



As of December 31, 2005, the components of distributable earnings were as follows (000):



Capital loss carryforwards expiring:

           December 2010                  $(1,030)

Unrealized appreciation                     7,819

                                          -------

                                          $ 6,789

                                          =======



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Portfolio utilized $15,799

(000) of capital loss carryforwards to offset net realized capital gains.



At December 31, 2005 the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for

Federal income tax purposes at December 31, 2005 were as follows (000):



        FEDERAL                                       NET

          TAX      UNREALIZED      UNREALIZED     UNREALIZED

         COST     APPRECIATION    DEPRECIATION   APPRECIATION

        --------  -------------   -------------  -------------

       $105,442      $17,820        $(10,001)       $7,819



6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, consumer cyclicals and financial, in order to achieve a potentially greater investment return. As a result, the economic,

political and regulatory developments in a particular sector of the market,

positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.





                                       14

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)





7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual

Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds

(together, the "Trusts"), on behalf of each series portfolio of the Trusts

(collectively the "Lending Funds" and individually the "Lending Fund") a Lending

Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August

12, 2003 to the Trusts.



The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus

50 basis points).



The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2005, or at any time during the year ended December

31, 2005.



8.  LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER

On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds

II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, ET SEQ. and

ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees;

pay administrative and investigatory costs and expenses, including counsel fees;

pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of

Additional Information.



At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.





                                       15

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL SMALL CAP PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Small Cap Portfolio, formerly Libery Ridge Small Cap Portfolio (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly

PBHG Insurance Series Fund, hereafter referred to as the "Portfolio") at

December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of

America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting

Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at

December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006







                                       16

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                                ANNUALIZED

                                                                                  EXPENSE

                                                                                  RATIOS        EXPENSES

                                            BEGINNING             ENDING          FOR THE      PAID DURING

                                          ACCOUNT VALUE        ACCOUNT VALUE     SIX MONTH      SIX MONTH

                                            6/30/05              12/31/05         PERIOD        PERIOD*

                                          -------------        -------------     ---------     -----------


Actual Portfolio Return ..........         $1,000.00             $1,015.30        1.20%          $6.10

Hypothetical 5% Return ...........          1,000.00              1,019.16        1.20            6.11




* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

  THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

  THE ONE-HALF YEAR PERIOD).







                                       17

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------



The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------






                                       18

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------




** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.







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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)







SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o  The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o  Management fees charged by the adviser to institutional and other clients

   o  Management fees incurred by other mutual funds for like services



   o  Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o  Profit margins of the adviser and its affiliates from providing the services



   o  Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o  Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o  Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o  Reviewed a report prepared by Lipper that compared the advisory fees,

      administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o  Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.









                                       20

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237,

was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o  CASTLEARK is a Delaware limited liability company located at 1 North

      Wacker Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

      subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o  COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

      One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

      subject to the supervision of the Trust's investment adviser. Columbus

      Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments,

      municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o  COPPER ROCK is a Delaware limited liability company located at 200

      Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser.

      Copper Rock is a joint venture between OMUSH and senior Copper Rock executives. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of

      September 30, 2005.



   o  EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

      Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

      including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o  LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

      Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

      Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

      Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o  MUNDER is a Delaware general partnership located at 480 Pierce Street,

      Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust

      January 1, 2006, managing and supervising the investment of certain

      Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals.

      Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o  TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive,

      Suite 100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

      January 1, 2006, managing and supervising the investment of certain

      Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

      September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o  NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

      OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The

      Board believed that the unified agreement would better reflect the







                                       21

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)





overall responsibility of OMCAP to provide all management and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o  MANAGEMENT FEES -- After extensive discussions between OMCAP and the

      Board, the combined investment advisory and administrative fee (the

      "Management Fee") for each of the Portfolios was reduced from the current

      Management Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management

      Fees, and under Portfolio Expenses), the effective Management Fee for each

      Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o  BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

      Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o  PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders. These expense limitation agreements provide a meaningful reduction in the Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3) year period. A more detailed discussion of each

      Portfolio's expense limitation agreement is contained below.



   o  PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

      Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

      Portfolios that each was proposed to sub-advise or co-sub-advise. The

      Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o  MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

      Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

      Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

      Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o  COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

      Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

      Undertakings are more extensive than that required by current regulations.

      Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the Compliance Undertakings in connection with the approval of the new

      Management Agreement.



   o  BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

      Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The

      Trustees also weighed the benefits to affiliates of OMCAP, namely the

      Trust's relationship with its distributor, Old Mutual Investment Partners,

      which, although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









                                       22

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       23

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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses





                                       24

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

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                     This page is intentionally left blank.

                                    [LOGO OMITTED] OLD MUTUAL







                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm



This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.

























D-06-043  01/2006

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INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005















o OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the

Portfolios effective January 1, 2006. Also effective on this date, Old Mutual

Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.



Sincerely,



/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND





                                        1

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December

31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.



COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



RUSSELL 2000(R) GROWTH INDEX

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.



LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

The Lipper Small-Cap Growth Funds Average represents the average performance of

535 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

Funds included in the Lipper Small-Cap Growth Funds Average include funds that,

by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small -cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the S&P SmallCap 600 Index.



Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.









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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE





Q.  WHO IS THE NEW SUB-ADVISER FOR THIS PORTFOLIO?

A.  The culmination of an extensive search by the Board of Trustees and Old

    Mutual Capital -- with the assistance of an independent investment consultant retained by the Board of Trustees -- has identified Copper Rock

    Capital Partners as the new sub-adviser for the Portfolio effective January

    1, 2006. Copper Rock Capital's only focus is managing and servicing small and small to mid cap growth portfolios. The following discussion reflects an analysis of the activities of the prior sub-adviser and should not be construed as a reflection of how the new sub-adviser will manage the

    Portfolio in the future.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  The Old Mutual Small Cap Growth Portfolio outperformed relative to its benchmark, the Russell 2000(R) Growth Index, for the 12-month period ended

    December 31, 2005. Improved technology performance over the course of the year along with a strong selection of health care names helped the Portfolio to gain 4.47% compared to the 4.15% return of the Russell 2000(R) Growth

    Index for the same period. However, the Portfolio underperformed the Lipper

    Small-Cap Growth Funds Average return of 5.66%.



Q. WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12 MONTHS?

A.  Throughout 2005, stocks performed against a nervous backdrop caused by the

    Federal Reserve tightening campaign, ballooning federal deficits, and energy prices that remained elevated even as petroleum inventories returned to satisfactory levels. By year-end, the outlook for the interest rate cycle was still unresolved. While the market has been anticipating the end of monetary tightening, the Federal Reserve has shown no signs of relenting until recently. The Fed has been concerned that steady economic growth and rising energy costs would ignite inflationary pressures, which to date have remained benign. Of course, one of the most significant challenges came in the form of the destructive and fiscally expensive Hurricane Katrina,

    although Hurricane Rita also wreaked her share of havoc. These natural disasters exposed the vulnerability of domestic oil production, causing short-term supply disruption and sending energy prices skyrocketing. The bond market's flirtation with an inverted yield curve further added to investor angst at year-end. Fears of soft holiday sales afflicted retailers,

    and data supporting stronger year-end technology budgets was lacking in many places. Despite these challenges, equity returns for the year were positive.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  During the first half of 2005, small capitalization equities lost more ground than the broader market, and small cap growth lagged small cap value.

    Higher oil prices, rising interest rates, and the increased threat of inflation all seemed to lower investors' tolerance for riskier asset classes. In the technology sector, business conditions, while not buoyant,

    remained generally healthy, but there were no obvious catalysts to overcome the decelerating rates of gain in earnings that naturally accompany a maturing business cycle. However, valuations among small cap growth stocks did become more attractive, as earnings growth met with lower share prices.

    While smaller companies continued to lag large cap stocks in the second half of the year, growth began to outperform value investments. The technology sector was the driving force behind the comeback in growth stocks.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  Health care was a leading sector for the Portfolio. Strong stock selection helped the Portfolio to outpace the benchmark and a significant overweight position in the sector further added to returns. The Portfolio held a strong array of health care names for the period. Intuitive Surgical, a leader in robotic surgery systems, realized sizable gains and was a top performing holding. Hologic, a firm which develops digital mammography and other medical imaging systems, was another strong health care name that outperformed during the period.

    Rising oil prices, which had a significant impact on stock market returns, also affected Portfolio performance. Persistent pressure on prices and supply, which the hurricanes helped to increase, caused many oil-related industries to appreciate substantially. Unfortunately, the Portfolio continued to pay a short-term penalty for being underexposed to strong commodity issues, especially oil. However, these areas generally lack the growth characteristics that the Portfolio seeks. Further, the Portfolio generally avoids companies where earnings growth is largely derived from commodity price swings, rather than intrinsic unit growth.



    After a hesitant first half, technology performance continued to recover,

    supported by insatiable demand for the latest high-tech gadgets. Technology holdings contributed positively to returns, with the Portfolio's modest overweighting somewhat offset by a slightly weaker mix of stocks. While most of the Portfolio's strong performers have been held for multiple periods, a new holding which quickly pulled its weight was Rackable Systems. Not all technology holdings rebounded, however. Negative performers included Aladdin

    Knowledge and Digital River, which declined following a significant downward adjustment in earnings guidance. Both positions were eliminated from the

    Portfolio.



    Consumer stocks, the Portfolio's third largest sector exposure, which was overweighted relative to the benchmark, also contributed positively to performance. Basic materials were a particularly poor place to invest during the past year, as commodity pricing trends turned negative. The Portfolio's lack of exposure to this sector was beneficial to returns for the period.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR SMALL CAP GROWTH STOCKS?

A.  The investment outlook for small cap growth stocks is favorable and many of the fastest growing, "best of breed" young companies -- those with profitable and leverageable business models -- may not be valued to reflect expectations for rapid growth. This undervaluation of small cap growth stocks currently exists both relative to small cap value disciplines, which have flourished for some years now, and versus historical norms for emerging growth stocks. Technology shares, in particular, are experiencing improving fundamentals and could benefit as the commodity cycle for energy and materials grows stale.





--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   The Old Mutual Small Cap Growth Portfolio outperformed relative to its benchmark, the Russell 2000(R) Growth Index while underperforming the Lipper

    Small-Cap Growth Funds Average for the 12-month period ended December 31,

    2005.



o   Strong stock selection in the health care sector and a significant overweight position in the sector contributed to returns during the period.



o   Growth continued to lag value at the beginning of the period, but rebounded in the final two quarters of the year.



o   Rising oil prices dragged modestly on Portfolio performance.

--------------------------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO







-----------------------------------------------------------------------------------------------

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------

                                                               Annualized         Annualized

                                                One Year       Three Year        Inception to

                                                 Return          Return              Date

-----------------------------------------------------------------------------------------------


Old Mutual Small Cap Growth Portfolio            4.47%           18.04%             (3.62)%

-----------------------------------------------------------------------------------------------

Russell 2000(R)Growth Index*                     4.15%           20.93%              3.53%

-----------------------------------------------------------------------------------------------

Lipper Small-Cap Growth Funds Average*           5.66%           19.31%              3.47%

-----------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information on these performance results and the comparative indexes can be found on page 2.



* Inception date April 30, 2001





                          VALUE OF A $10,000 INVESTMENT



                              [LINE GRAPH OMITTED]





                 Old Mutual Small Cap           Russell 2000        Lipper Small-Cap Growth

                 Growth Portfolio               Growth Index        Funds Average


4/30/01          $10,000                        $10,000             $10,000

5/31/01            9,810                         10,232              10,211

6/30/01            9,930                         10,511              10,493

7/31/01            9,090                          9,614               9,896

8/31/01            8,060                          9,014               9,306

9/30/01            6,440                          7,559               7,886

10/31/01           7,360                          8,286               8,511

11/30/01           8,000                          8,978               9,199

12/31/01           8,490                          9,537               9,755

1/31/02            8,250                          9,198               9,466

2/28/02            7,130                          8,602               8,875

3/31/02            8,110                          9,350               9,557

4/30/02            7,630                          9,148               9,289

5/31/02            6,990                          8,613               8,834

6/30/02            6,400                          7,883               8,193

7/31/02            5,490                          6,671               7,059

8/31/02            5,290                          6,668               7,052

9/30/02            4,730                          6,186               6,591

10/31/02           5,200                          6,499               6,874

11/30/02           5,830                          7,144               7,393

12/31/02           5,120                          6,651               6,916

1/31/03            4,980                          6,470               6,750

2/28/03            4,790                          6,298               6,560

3/31/03            4,840                          6,393               6,668

4/30/03            5,340                          6,998               7,218

5/31/03            6,000                          7,787               7,918

6/30/03            6,220                          7,937               8,134

7/31/03            6,800                          8,537               8,627

8/31/03            7,410                          8,995               9,113

9/30/03            7,270                          8,768               8,895

10/31/03           8,210                          9,525               9,706

11/30/03           8,470                          9,836              10,008

12/31/03           8,020                          9,880              10,013

1/31/04            8,160                         10,399              10,433

2/29/04            8,110                         10,382              10,423

3/31/04            7,940                         10,431              10,409

4/30/04            7,130                          9,907               9,875

5/31/04            7,540                         10,104              10,052

6/30/04            7,680                         10,441              10,355

7/31/04            6,750                          9,504               9,479

8/31/04            6,320                          9,299               9,193

9/30/04            6,810                          9,813               9,732

10/31/04           7,030                         10,052               9,976

11/30/04           7,620                         10,901              10,683

12/31/04           8,060                         11,293              11,117

1/31/05            7,630                         10,784              10,688

2/28/05            7,740                         10,932              10,878

3/31/05            7,460                         10,522              10,527

4/30/05            7,070                          9,852               9,905

5/31/05            7,710                         10,547              10,568

6/30/05            7,840                         10,888              10,924

7/31/05            8,300                         11,649              11,668

8/31/05            8,000                         11,485              11,499

9/30/05            8,090                         11,576              11,624

10/31/05           8,000                         11,148              11,223

11/30/05           8,540                         11,779              11,818

12/31/05           8,420                         11,762              11,825




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF APRIL 30, 2001 TO

AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE PORTFOLIO'S

PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES REINVESTMENT OF

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT THE DEDUCTION OF

TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR ON THE

REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN THE LIPPER

SMALL-CAP GROWTH FUNDS AVERAGE AT APRIL 30, 2001. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. The Old Mutual Small Cap Growth Portfolio is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider.

Early withdrawals may result in tax penalties as well as any sales charges assessed to the variable annuity provider. The Old Mutual Small Cap Growth

Portfolio commenced operations on April 30, 2001.



SECTOR WEIGHTINGS AT DECEMBER 31, 2005



         [PIE GRAPH OMITTED]



Basic Materials                1%

Consumer Cyclical             19%

Consumer Non-Cyclical          2%

Energy                         2%

Financial                      3%

Health Care                   33%

Industrial                     2%

Repurchase Agreement           3%

Services                       8%

Technology                    25%

Transportation                 2%



% of Total Portfolio Investments





  TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



Intuitive Surgical                                3.3%

Hologic                                           3.1%

American Healthways                               2.8%

Corporate Executive Board                         2.8%

Red Robin Gourmet Burgers                         2.3%

Hansen Natural                                    2.2%

Urban Outfitters                                  2.2%

United Therapeutics                               2.1%

Matria Healthcare                                 2.0%

Southwestern Energy                               2.0%

-------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      24.8%

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO





STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005



--------------------------------------------------------------

                                                       Market

Description                            Shares           Value

--------------------------------------------------------------

COMMON STOCK -- 97.8%

BASIC MATERIALS -- 0.6%

ADVANCED MATERIALS/PRODUCTS -- 0.6%

Ceradyne*                                 475      $   20,805

                                                   -----------

                                                       20,805

                                                   -----------

TOTAL BASIC MATERIALS (COST $4,008)                    20,805

                                                   -----------

--------------------------------------------------------------

CONSUMER CYCLICAL -- 19.3%

APPAREL MANUFACTURERS -- 1.0%

Quiksilver*                             1,200          16,608

Volcom*                                   500          17,005

                                                   -----------

                                                       33,613

--------------------------------------------------------------

ATHLETIC EQUIPMENT -- 0.7%

Nautilus                                1,200          22,392

                                                   -----------

                                                       22,392

--------------------------------------------------------------

CASINO SERVICES -- 0.7%

Shuffle Master*                           950          23,883

                                                   -----------

                                                       23,883

--------------------------------------------------------------

DISTRIBUTION/WHOLESALE -- 2.8%

Beacon Roofing Supply*                    975          28,012

Scansource*                               400          21,872

SCP Pool                                1,100          40,942

                                                   -----------

                                                       90,826

--------------------------------------------------------------

E-COMMERCE/PRODUCTS -- 2.5%

Nutri/System*                           1,525          54,931

Stamps.com*                             1,250          28,700

                                                   -----------

                                                       83,631

--------------------------------------------------------------

RETAIL-APPAREL/SHOE -- 2.1%

Urban Outfitters*                       2,800          70,868

                                                   -----------

                                                       70,868

--------------------------------------------------------------

RETAIL-GARDENING PRODUCTS -- 1.5%

Tractor Supply*                           925          48,969

                                                   -----------

                                                       48,969

--------------------------------------------------------------

RETAIL-MUSIC STORE -- 1.6%

Guitar Center*                          1,025          51,260

                                                   -----------

                                                       51,260

--------------------------------------------------------------

RETAIL-RESTAURANTS -- 4.5%

California Pizza Kitchen*                 950          30,372

PF Chang's China Bistro*                  400          19,852

Red Robin Gourmet Burgers*              1,475          75,166

Texas Roadhouse*                        1,450          22,548

                                                   -----------

                                                      147,938

--------------------------------------------------------------

RETAIL-SPORTING GOODS -- 1.9%

Dick's Sporting Goods*                    825          27,423

Zumiez*                                   850          36,737

                                                   -----------

                                                       64,160

                                                   -----------

TOTAL CONSUMER CYCLICAL (COST $372,769)               637,540

                                                   -----------

--------------------------------------------------------------



--------------------------------------------------------------

                                                       Market

Description                            Shares           Value

--------------------------------------------------------------

CONSUMER NON-CYCLICAL -- 2.5%

BEVERAGES-NON-ALCOHOLIC -- 2.1%

Hansen Natural*                           900      $   70,929

                                                   -----------

                                                       70,929

--------------------------------------------------------------

COSMETICS & TOILETRIES -- 0.4%

Parlux Fragrances*                        400          12,212

                                                   -----------

                                                       12,212

                                                   -----------

TOTAL CONSUMER NON-CYCLICAL (COST $40,110)             83,141

                                                   -----------

--------------------------------------------------------------

ENERGY -- 2.0%

OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.0%

Southwestern Energy*                    1,800          64,692

                                                   -----------

                                                       64,692

                                                   -----------

TOTAL ENERGY (COST $26,342)                            64,692

                                                   -----------

--------------------------------------------------------------

FINANCIAL -- 2.9%

COMMERCIAL BANKS-CENTRAL US -- 1.4%

PrivateBancorp                          1,300          46,241

                                                   -----------

                                                       46,241

--------------------------------------------------------------

FINANCE-INVESTMENT BANKER/BROKER -- 0.4%

optionsXpress Holdings*                   575          14,116

                                                   -----------

                                                       14,116

--------------------------------------------------------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.1%

Calamos Asset Management                1,100          34,595

                                                   -----------

                                                       34,595

                                                   -----------

TOTAL FINANCIAL (COST $84,926)                         94,952

                                                   -----------

--------------------------------------------------------------

HEALTH CARE -- 32.9%

DIAGNOSTIC EQUIPMENT -- 1.0%

Gen-Probe*                                650          31,714

                                                   -----------

                                                       31,714

--------------------------------------------------------------

DIAGNOSTIC KITS -- 0.7%

Meridian Bioscience                     1,100          22,154

                                                   -----------

                                                       22,154

--------------------------------------------------------------

MEDICAL IMAGING SYSTEMS -- 1.1%

IRIS International*                       350           7,651

Merge Technologies*                     1,100          27,544

                                                   -----------

                                                       35,195

--------------------------------------------------------------

MEDICAL INFORMATION SYSTEMS -- 2.3%

Computer Programs & Systems               775          32,108

Quality Systems                           575          44,137

                                                   -----------

                                                       76,245

--------------------------------------------------------------

MEDICAL INSTRUMENTS -- 9.0%

Angiodynamics*                          1,200          30,636

Arthrocare*                             1,200          50,568

DJ Orthopedics*                           800          22,064

Foxhollow Technologies*                   400          11,916

Intuitive Surgical*                       900         105,543

Kyphon*                                 1,000          40,830

Ventana Medical Systems*                  800          33,880

                                                   -----------

                                                      295,437

--------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO





--------------------------------------------------------------

                                                       Market

Description                             Shares          Value

--------------------------------------------------------------

MEDICAL LASER SYSTEMS -- 2.0%

LCA-Vision                                825      $   39,196

Palomar Medical Technologies*             775          27,156

                                                   -----------

                                                       66,352

--------------------------------------------------------------

MEDICAL PRODUCTS -- 0.6%

American Medical Systems Holdings*      1,200          21,396

                                                   -----------

                                                       21,396

--------------------------------------------------------------

MEDICAL-DRUGS -- 1.5%

Adams Respiratory Therapeutics*           650          26,429

Kos Pharmaceuticals*                      450          23,279

                                                   -----------

                                                       49,708

--------------------------------------------------------------

MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.0%

Radiation Therapy Services*               950          33,545

                                                   -----------

                                                       33,545

--------------------------------------------------------------

PATIENT MONITORING EQUIPMENT -- 1.0%

Aspect Medical Systems*                   700          24,045

Somanetics*                               275           8,800

                                                   -----------

                                                       32,845

--------------------------------------------------------------

PHYSICAL PRACTICE MANAGEMENT -- 4.7%

American Healthways*                    2,025          91,631

Matria Healthcare*                      1,675          64,923

                                                   -----------

                                                      156,554

--------------------------------------------------------------

PHYSICAL THERAPY/REHABILITATION CENTERS -- 1.6%

Psychiatric Solutions*                    900          52,866

                                                   -----------

                                                       52,866

--------------------------------------------------------------

THERAPEUTICS -- 2.0%

United Therapeutics*                      975          67,392

                                                   -----------

                                                       67,392

--------------------------------------------------------------

VETERINARY PRODUCTS -- 0.5%

PetMed Express*                         1,200          17,004

                                                   -----------

                                                       17,004

--------------------------------------------------------------

VITAMINS & NUTRITION PRODUCTS -- 0.8%

USANA Health Sciences*                    650          24,934

                                                   -----------

                                                       24,934

--------------------------------------------------------------

X-RAY EQUIPMENT -- 3.1%

Hologic*                                2,675         101,436

                                                   -----------

                                                      101,436

                                                   -----------

TOTAL HEALTH CARE (COST $659,483)                   1,084,777

                                                   -----------

--------------------------------------------------------------

INDUSTRIAL -- 2.5%

ELECTRONIC MEASURING INSTRUMENTS -- 0.8%

Trimble Navigation*                       800          28,392

                                                   -----------

                                                       28,392

--------------------------------------------------------------

ELECTRONIC SECURITY DEVICES -- 0.7%

LoJack*                                   950          22,923

                                                   -----------

                                                       22,923

--------------------------------------------------------------





--------------------------------------------------------------

                                                      Market

Description                             Shares         Value

--------------------------------------------------------------

IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.4%

Cogent*                                   575      $   13,041

                                                   -----------

                                                       13,041

--------------------------------------------------------------

REMEDIATION SERVICES -- 0.6%

Clean Harbors*                            650          18,727

                                                   -----------

                                                       18,727

                                                   -----------

TOTAL INDUSTRIAL (COST $90,844)                        83,083

                                                   -----------

--------------------------------------------------------------

SERVICES -- 8.5%

COMMERCIAL SERVICES -- 0.6%

Steiner Leisure*                          550          19,558

                                                   -----------

                                                       19,558

--------------------------------------------------------------

COMPUTER SERVICES -- 0.4%

SRA International*                        475          14,506

                                                   -----------

                                                       14,506

--------------------------------------------------------------

CONSULTING SERVICES -- 4.5%

Corporate Executive Board               1,000          89,700

CRA International*                        650          30,999

Huron Consulting Group                  1,100          26,389

                                                   -----------

                                                      147,088

--------------------------------------------------------------

DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 1.1%

Chemed                                    700          34,776

                                                   -----------

                                                       34,776

--------------------------------------------------------------

HUMAN RESOURCES -- 0.3%

Resources Connection*                     400          10,424

                                                   -----------

                                                       10,424

--------------------------------------------------------------

SCHOOLS-DAY CARE -- 1.6%

Bright Horizons Family Solutions*       1,400          51,870

                                                   -----------

                                                       51,870

                                                   -----------

TOTAL SERVICES (COST $179,095)                        278,222

                                                   -----------

--------------------------------------------------------------

TECHNOLOGY -- 24.7%

APPLICATIONS SOFTWARE -- 1.4%

Progress Software*                      1,600          45,408

                                                   -----------

                                                       45,408

--------------------------------------------------------------

COMMUNICATIONS SOFTWARE -- 1.6%

Witness Systems*                        2,625          51,634

                                                   -----------

                                                       51,634

--------------------------------------------------------------

COMPUTER AIDED DESIGN -- 1.7%

Ansys*                                  1,350          57,631

                                                   -----------

                                                       57,631

--------------------------------------------------------------

COMPUTER GRAPHICS -- 1.7%

Trident Microsystems*                   3,200          57,600

                                                   -----------

                                                       57,600

--------------------------------------------------------------

COMPUTER SOFTWARE -- 0.4%

Blackbaud                                 804          13,732

                                                   -----------

                                                       13,732

--------------------------------------------------------------

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO





--------------------------------------------------------------

                                                      Market

Description                             Shares         Value

--------------------------------------------------------------

COMPUTERS-INTEGRATED SYSTEMS -- 4.2%

Intergraph*                             1,000      $   49,810

Micros Systems*                         1,300          62,816

Rackable Systems*                         925          26,344

                                                   -----------

                                                      138,970

--------------------------------------------------------------

E-MARKETING/INFORMATION -- 1.0%

aQuantive*                              1,275          32,181

                                                   -----------

                                                       32,181

--------------------------------------------------------------

E-SERVICES/CONSULTING -- 2.4%

Websense*                                 850          55,794

WebSideStory*                           1,300          23,569

                                                   -----------

                                                       79,363

--------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.7%

Microsemi*                              2,000          55,320

                                                   -----------

                                                       55,320

--------------------------------------------------------------

ELECTRONIC FORMS -- 0.8%

Adobe Systems                             719          26,574

                                                   -----------

                                                       26,574

--------------------------------------------------------------

INTERNET CONTENT-INFORMATION/NETWORKS-- 0.5%

Jupitermedia*                           1,150          16,997

                                                   -----------

                                                       16,997

--------------------------------------------------------------

INTERNET INFRASTRUCTURE SOFTWARE -- 1.1%

F5 Networks*                              625          35,744

                                                   -----------

                                                       35,744

--------------------------------------------------------------

INTERNET SECURITY -- 1.3%

Blue Coat Systems*                        925          42,291

                                                   -----------

                                                       42,291

--------------------------------------------------------------

INTERNET TELEPHONY -- 1.3%

j2 Global Communications*                 975          41,671

                                                   -----------

                                                       41,671

--------------------------------------------------------------

NETWORKING PRODUCTS -- 0.3%

Netgear*                                  500           9,625

                                                   -----------

                                                        9,625

--------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.2%

Genesis Microchip*                        400           7,236

                                                   -----------

                                                        7,236

--------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT -- 0.9%

Formfactor*                               500          12,215

Tessera Technologies*                     650          16,802

                                                   -----------

                                                       29,017

--------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 1.8%

Adtran                                  1,300          38,662

Comtech Telecommunications*               312           9,528

Orckit Communications*                    450          10,971

                                                   -----------

                                                       59,161

--------------------------------------------------------------





--------------------------------------------------------------

                                       Shares/        Market

Description                          Face Amount       Value

--------------------------------------------------------------

WIRELESS EQUIPMENT -- 0.4%

CalAmp*                                 1,300      $   13,637

                                                   -----------

                                                       13,637

                                                   -----------

TOTAL TECHNOLOGY (COST $592,793)                      813,792

                                                   -----------

--------------------------------------------------------------

TRANSPORTATION -- 1.9%

TRANSPORT-SERVICES -- 1.2%

UTI Worldwide                             425          39,457

                                                   -----------

                                                       39,457

--------------------------------------------------------------

TRANSPORT-TRUCK -- 0.7%

Forward Air                               650          23,822

                                                   -----------

                                                       23,822

                                                   -----------

TOTAL TRANSPORTATION (COST $54,534)                    63,279

                                                   -----------

TOTAL COMMON STOCK (COST $2,104,904)                3,224,283

                                                   -----------

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.9%

Morgan Stanley

   4.050%, dated 12/30/05, to be repurchased

   on 01/03/06, repurchase price $97,113

   (collateralized by a U.S. Government

   obligation par value $172,265,

   0.000%, 02/15/18, total market

   value $99,011)(A)                  $97,069          97,069

                                                   -----------

TOTAL REPURCHASE AGREEMENT (COST $97,069)              97,069

                                                   -----------

TOTAL INVESTMENTS-- 100.7% (COST $2,201,973)        3,321,352

                                                   -----------

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.7)%

Receivable from investment adviser                        702

Payable for administrative fees                          (356)

Payable for trustees' fees                                (46)

Payable for Fund shares redeemed                       (8,129)

Payable for investments purchased                        (187)

Other assets and liabilities, net                     (15,033)

                                                   -----------

TOTAL OTHER ASSETS AND LIABILITIES                    (23,049)

                                                   -----------

NET ASSETS-- 100.0%                                $3,298,303

                                                   ===========

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 391,916 outstanding

   shares of beneficial interest                   $4,885,816

Accumulated net realized loss on investments       (2,706,892)

Net unrealized appreciation on investments          1,119,379

                                                   -----------

NET ASSETS                                         $3,298,303

                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                      $8.42

                                                        ======

* Non-income producing security.

(A) -- Tri-party repurchase agreement







The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO





STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005




INVESTMENT INCOME:

     Dividends.................................................................        $  4,941

     Interest..................................................................           1,999

                                                                                       --------

        Total Investment Income................................................           6,940

                                                                                       --------

EXPENSES:

     Investment Advisory Fees..................................................          31,452

     Administrative Fees.......................................................           4,540

     Trustees' Fees............................................................             832

     Transfer Agent Fees.......................................................          25,048

     Printing Fees.............................................................          12,800

     Custodian Fees............................................................          10,269

     Professional Fees.........................................................           1,804

     Other Fees................................................................           1,512

                                                                                       --------

        Total Expenses.........................................................          88,257

LESS:

     Waiver of Investment Advisory Fees........................................         (31,452)

     Reimbursement from Investment Adviser.....................................         (12,403)

                                                                                       --------

NET EXPENSES ..................................................................          44,402

                                                                                       --------

NET INVESTMENT LOSS............................................................         (37,462)

                                                                                       --------

Net Realized Gain from Security Transactions...................................         425,130

Net Change in Unrealized Depreciation on Investments...........................        (277,875)

                                                                                       --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS................................         147,255

                                                                                       --------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................        $109,793

                                                                                       ========




The accompanying notes are an integral part of the financial statements.

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO





STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY

                                                                                          01/01/05           01/01/04

                                                                                             to                 to

                                                                                          12/31/05           12/31/04

                                                                                         -----------        -----------


INVESTMENT ACTIVITIES:

   Net Investment Loss...............................................................    $   (37,462)       $   (53,803)

   Net Realized Gain from Security Transactions......................................        425,130            617,238

   Net Change in Unrealized Depreciation on Investments..............................       (277,875)          (646,589)

                                                                                         -----------        -----------

   Net Increase (Decrease) in Net Assets Resulting from Operations...................        109,793            (83,154)

                                                                                         -----------        -----------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued.....................................................................        131,428            241,471

   Shares Redeemed...................................................................     (1,333,379)        (1,634,509)

                                                                                         -----------        -----------

   Decrease in Net Assets Derived from Capital Share Transactions....................     (1,201,951)        (1,393,038)

                                                                                         -----------        -----------

      Total Decrease in Net Assets...................................................     (1,092,158)        (1,476,192)

                                                                                         -----------        -----------

NET ASSETS:

   Beginning of Year.................................................................      4,390,461          5,866,653

                                                                                         -----------        -----------

   End of Year.......................................................................    $ 3,298,303        $ 4,390,461

                                                                                         ===========        ===========

SHARES ISSUED AND REDEEMED:

   Shares Issued.....................................................................         16,915             33,237

   Shares Redeemed...................................................................       (169,713)          (219,780)

                                                                                         -----------        -----------

   Net Decrease in Shares Outstanding................................................       (152,798)          (186,543)

                                                                                         ===========        ===========






The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,







                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,             Net

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total  Assets, End

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return   of Year

-------------------------------------------------------------------------------------------------------------------------------


 2005    $ 8.06   $(0.08)2       $ 0.44      $ 0.36         --           --            --        $8.42       4.47%  $3,298,303

 2004      8.02    (0.08)2         0.12        0.04         --           --            --         8.06       0.50%   4,390,461

 2003      5.12    (0.07)2         2.97        2.90         --           --            --         8.02      56.64%   5,866,653

 2002      8.49    (0.07)         (3.30)      (3.37)        --           --            --         5.12     (39.69)%  5,419,380

 2001 1   10.00    (0.02)         (1.49)      (1.51)        --           --            --         8.49     (15.10)%+ 8,532,828





                                                  Ratio of Net

                                     Ratio         Investment

                                  of Expenses         Loss

                    Ratio of Net  to Average       to Average

           Ratio     Investment   Net Assets       Net Assets

        of Expenses     Loss      (Excluding       (Excluding   Portfolio

        to Average   to Average   Waivers and      Waivers and   Turnover

         Net Assets  Net Assets  Reimbursements) Reimbursements)  Rate

---------------------------------------------------------------------------

 2005      1.20%        (1.01)%      2.39%             (2.20)%     64.42%

 2004      1.20%        (1.13)%      1.94%             (1.87)%     80.70%

 2003      1.20%        (1.13)%      1.79%             (1.72)%     67.82%

 2002      1.20%        (1.15)%      1.69%             (1.64)%    114.11%

 2001 1    1.20%*       (0.84)%*     2.60%*            (2.24)%*    56.26%+




*  Annualized.

+  Total Return and portfolio turnover have not been annualized.

1  Commenced operations on April 30, 2001.

2  Per share calculations were performed using average shares for the period.





Amounts designated as "--" are either $0 or have been rounded to $0.





















The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005





1.  ORGANIZATION

Old Mutual Small Cap Growth Portfolio (the "Portfolio") is a series of Old

Mutual Insurance Series Fund, (the "Fund"), a Delaware statutory trust. The Fund was previously known as the PBHG Insurance Series Fund prior to November 2005 and the Portfolio was known as the Liberty Ridge Small Cap Growth Portfolio. The

Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"),

the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth

Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large

Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap

Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value

Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and

the Old Mutual Columbus Circle Technology and Communications Portfolio (the

"Technology and Communications Portfolio"), (each a "Portfolio" and,

collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap

Growth Concentrated Portfolio and the Technology and Communications Portfolio,

which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio,

the Large Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the

Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Portfolio or the

Technology and Communications Portfolio, whose financial statements are presented separately. The Portfolio's prospectus provides a description of the

Portfolio's investment objectives, policies and strategies. The assets of the

Portfolio are segregated, and a shareholder's interest is limited to the

Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 100% of the outstanding shares of the Portfolio were held by the separate account of one participating insurance company.



2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available,

are valued at the last quoted sales price at the close of trading on the New

York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value

Procedures established by the Board of Trustees (the "Board"). The Funds' Fair

Value Procedures are implemented through a Fair Value Committee (the

"Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

When a security is valued in accordance with the Fair Value Procedures, the

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. However, debt securities

(other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.









                                       11

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolio are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.



Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this arrangement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $4 during the year ended December 31, 2005.



3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

    AFFILIATES

The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Advisory Agreement, the

Adviser is paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual Fund Services,

an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). Copper Rock Capital Partners LLC has been appointed sub-advisor to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement ("Sub-Advisory Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the

Portfolio approve the Advisory Agreement and Sub-Advisory Agreement; or (ii) 150

days from January 1, 2006. If approved by shareholders, the Advisory Agreement and Sub-Advisory Agreement shall each continue for an initial period ending

December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees, including the Trustees who are not

"interested persons" of any party to the Agreements, or (ii) a vote of a

"majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old

Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 0.95% on net assets up to $300 million; 0.90% on assets between $300 million up to $500 million; 0.85% on assets between $500 million up to $750 million; 0.80% on assets between $750 million up to $1 billion; 0.75% on assets between $1 billion up to $1.5 billion; 0.70% on assets between $1.5 billion up to $2 billion, and 0.65% on assets $2 billion or greater; subject to a separate expense limitation arrangement described below.

The sub-adviser is entitled to receive from Old Mutual Capital a sub-advisory fee with respect to the average daily net assets of the Portfolio.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund ("Previous Expense Limitation

Agreement"). With respect to the Portfolio, Liberty Ridge has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that became effective January 1, 2006, to limit for at least three years the Portfolio's total annual operating expenses

(exclusive of bro-



                                       12

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





kerage commissions, distribution and service fees and extraordinary expenses) to no more than 1.07%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Old Mutual Capital pursuant to the

Expense Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the

Portfolio to exceed 1.07%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the

Portfolio's total annual expense ratio is less than 1.07%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.



Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old

Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly,

at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

Under the new advisory arrangement, the management fee payable to Old Mutual

Capital includes fees for both advisory and administrative services.



The Fund has entered into a distribution agreement with Old Mutual Investment

Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual

(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios of the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $2,357,940 and $3,604,543, respectively.



5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:



                                           INCREASE

                  DECEASE              UNDISTRIBUTED NET

              PAID-IN-CAPITAL          INVESTMENT INCOME

             ----------------         -------------------

                 $(37,462)                   $37,462



These reclassifications had no effect on net assets or net asset value per share.



No dividends or distributions were declared during the years ended December 31,

2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows:



Capital loss carryforwards expiring:



         December 2010                    $(1,953,409)

         December 2011                       (750,921)

Unrealized appreciation                     1,116,817

                                          -----------

                                          $(1,587,513)

                                          ===========



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Portfolio utilized $407,559 of capital loss carryforwards to offset net realized capital gains.









                                       13

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





At December 31, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for

Federal income tax purposes at December 31, 2005 were as follows:



        FEDERAL                                       NET

          TAX      UNREALIZED      UNREALIZED     UNREALIZED

         COST     APPRECIATION    DEPRECIATION   APPRECIATION

      ----------  ------------    ------------   ------------

      $2,204,535   $1,164,487       $(47,670)     $1,116,817



6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, consumer cyclical and health care, in order to achieve a potentially greater investment return. As a result, the economic,

political and regulatory developments in a particular sector of the market,

positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.



7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual

Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds

(together, the "Trusts"), on behalf of each series portfolio of the Trusts

(collectively the "Lending Funds" and individually the "Lending Fund") a Lending

Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August

12, 2003 to the Trusts and the Adviser.

The interest rate charged on the loan is

the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2005, or at any time during the year ended December 31, 2005.



8.  LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER

On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old Mutual Advisor Funds

II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss. 32-1-101, et seq. and

ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees;

pay administrative and investigatory costs and expenses, including counsel fees;

pay an administrative







                                       14

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)





assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

Such other actions will be described in the Statement of Additional Information.



At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.







                                       15

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Small Cap Growth Portfolio, formerly Liberty Ridge Small Cap Growth

Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series

Fund, formerly PBHG Insurance Series Fund, hereafter referred to as the

"Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the

United States of America. These financial statements and financial highlights

(hereafter referred to as "financial statements") are the responsibility of the

Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company

Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at

December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006





                                       16

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--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                             ANNUALIZED

                                                                               EXPENSE

                                                                               RATIOS        EXPENSES

                                            BEGINNING        ENDING            FOR THE      PAID DURING

                                          ACCOUNT VALUE   ACCOUNT VALUE       SIX MONTH      SIX MONTH

                                            6/30/05         12/31/05           PERIOD        PERIOD*

                                          -------------   -------------     ------------    -----------


Actual Portfolio Return ...........        $1,000.00        $1,074.00          1.20%          $6.27

Hypothetical 5% Return ............         1,000.00         1,019.16          1.20            6.11




*  EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

   THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

   THE ONE-HALF YEAR PERIOD).







                                       17

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------



The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------






                                       18

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------


** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.







                                       19

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)







SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o  The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o  Management fees charged by the adviser to institutional and other clients



   o  Management fees incurred by other mutual funds for like services



   o  Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o  Profit margins of the adviser and its affiliates from providing the services



   o  Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o  Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o  Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o  Reviewed a report prepared by Lipper that compared the advisory fees,

      administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o  Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.









                                       20

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237,

was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o  CASTLEARK is a Delaware limited liability company located at 1 North

      Wacker Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

      subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o  COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

      One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

      subject to the supervision of the Trust's investment adviser. Columbus

      Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments,

      municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o  COPPER ROCK is a Delaware limited liability company located at 200

      Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser.

      Copper Rock is a joint venture between OMUSH and senior Copper Rock executives. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of

      September 30, 2005.



   o  EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

      Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

      including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o  LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

      Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

      Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

      Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o  MUNDER is a Delaware general partnership located at 480 Pierce Street,

      Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust

      January 1, 2006, managing and supervising the investment of certain

      Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals.

      Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o  TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive,

      Suite 100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

      January 1, 2006, managing and supervising the investment of certain

      Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

      September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o  NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

      OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The

      Board



                                       21

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)





      believed that the unified agreement would better reflect the overall responsibility of OMCAP to provide all management and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o  MANAGEMENT FEES -- After extensive discussions between OMCAP and the

      Board, the combined investment advisory and administrative fee (the

      "Management Fee") for each of the Portfolios was reduced from the current

      Management Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management

      Fees, and under Portfolio Expenses), the effective Management Fee for each

      Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o  BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

      Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o  PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders. These expense limitation agreements provide a meaningful reduction in the Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3) year period. A more detailed discussion of each

      Portfolio's expense limitation agreement is contained below.



   o  PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

      Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

      Portfolios that each was proposed to sub-advise or co-sub-advise. The

      Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o  MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

      Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

      Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

      Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o  COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

      Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

      Undertakings are more extensive than that required by current regulations.

      Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the Compliance Undertakings in connection with the approval of the new

      Management Agreement.



   o  BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

      Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The

      Trustees also weighed the benefits to affiliates of OMCAP, namely the

      Trust's relationship with its distributor, Old Mutual Investment Partners,

      which, although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









                                       22

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       23

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

                     This page is intentionally left blank.

                                   [LOGO OMITTED] OLD MUTUAL







                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm



This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.

























D-06-043  01/2006

[LOGO OMITTED] OLD MUTUAL



INSURANCE SERIES FUND

(formerly the PBHG Insurance Series Fund)



ANNUAL REPORT DECEMBER 31, 2005















o OLD MUTUAL COLUMBUS CIRCLE

  TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO





MESSAGE TO SHAREHOLDERS



Dear Shareholder:



It was a year of changes for both the financial markets and the Old Mutual

Insurance Series Fund (formerly the PBHG Insurance Series Fund). While equity performance was mixed for 2005, with some segments of the market realizing only moderate forward progress, we believe we made great strides in furthering our goals of providing enhanced benefits and service to shareholders.



The stock market stumbled out of the starting gate and struggled to gain momentum throughout 2005. Rising interest rates, skyrocketing oil prices,

worrisome federal deficits, two major hurricanes, a flattening yield curve and economic uncertainty were all stiff headwinds for stocks to overcome in their race to the finish. Fortunately, stronger equity performance in the fourth quarter helped the major averages cross the finish line into positive territory for the year. Moderating oil prices and an improved outlook regarding the economic toll of Hurricane Katrina were largely responsible for the fall rally in equities. However, as stocks approached year-end, they began to falter amid new worries over weaker holiday retail spending and a yield curve that was nearing inversion -- a possible red flag signaling recessionary expectations.



After generally lagging value style investments for the first two quarters,

growth investing began to recover lost ground during the third and fourth quarters. The technology sector, cheered by holiday wish lists for all the latest high-tech gifts, contributed strongly to growth's comeback. Despite difficult market conditions for the 12 months ended December 31, 2005, many of the Portfolios within the Old Mutual Insurance Series Fund performed in line with their respective benchmarks. We invite you to review the pages that follow for complete performance discussions regarding each Portfolio.



While market conditions may remain uncertain and challenging, we are confident that new enhancements concerning the Old Mutual Insurance Series Portfolios will bring several potential benefits to shareholders. Recently, the Board of

Trustees approved a series of strategic changes, including expanded access to specially selected investment managers and meaningful fee reductions, which we believe will ultimately make the Portfolios more competitive and better positioned to successfully navigate the market environment ahead.



As part of these changes, the Board of Trustees has approved Old Mutual Capital as the new investment adviser to the Insurance Series Trust. Old Mutual Capital will focus on investment oversight and provide administrative services to each of the Portfolios within the Trust. Portfolio names have been changed to reflect this new relationship.



The Board of Trustees and Old Mutual Capital have also appointed several new sub-advisers to manage certain Portfolios. The Board's review was conducted together with Old Mutual Capital, and with assistance of an independent investment consultant retained by the Board. The investment managers were evaluated on those characteristics that we considered the hallmarks of exceptional investors: consistency of investment style; depth and stability of the portfolio management teams; and strong performance through a wide variety of market conditions. The chosen sub-advisers, which include both Old Mutual affiliates and several unaffiliated firms, represent some of the foremost institutional asset managers in the investment industry. These new investment advisory and sub-advisory arrangements are effective on an interim basis,

pending shareholder approval. Final approval will be sought at a special shareholder meeting planned for April 2006.



While enjoying broader access to leading investment management firms,

shareholders will further benefit from significant reductions in expenses and fees. Old Mutual Capital has agreed to lower the expense limitations on the Portfolios effective January 1, 2006. Also effective on this date, Old Mutual Capital has committed to a new fee arrangement that reduces the combined management fee and administrative fees for each Portfolio.



We look with optimism and confidence toward the coming year, as these improvements bring us closer to attaining our long-term objectives with regard to the Portfolios. The new appointments are consistent with our goal to develop leading investment options which employ single- and multi-manager strategies and which retain outstanding managers from within and outside the Old Mutual Asset

Management affiliate group. In addition, lower expenses and fees help further our commitment to provide enhanced benefits to our shareholders wherever possible. We value your investment in the Old Mutual Insurance Series Fund and thank you for your continued support.



Sincerely,





/S/SIGNATURE

David J. Bullock

PRESIDENT

OLD MUTUAL INSURANCE SERIES FUND

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ABOUT THIS REPORT





PORTFOLIO DATA



This report reflects the views, opinions, and Portfolio holdings as of December

31, 2005, the end of the report period. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.



Opinions and forecasts regarding industries, companies and/or themes, and

Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of

December 31, 2005 are included in the Portfolio's Statement of Net Assets. There is no assurance that the securities purchased remain in the Portfolio or that securities sold have not been repurchased.



There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investing in fixed income securities such as bonds involves interest rate risk.



COMPARATIVE INDEXES



The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes.

Each index shown accounts for both changes in security price and reinvestment of dividends and distributions. The Portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.



PSE TECHNOLOGY(R) INDEX

The PSE Technology(R) Index is a price-weighted index of the top 100 U.S.

technology stocks.



LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

The Lipper Science & Technology Funds Average represents the average performance of 301 mutual funds classified by Lipper, Inc. in the Science & Technology category. The average includes funds that invests at least 65% of their equity portfolio in science and technology stocks.





Index returns and statistical data included in this report are provided by

Bloomberg and FactSet.











                                        2

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE





Q.  WHO IS THE NEW SUB-ADVISER FOR THIS PORTFOLIO?

A.  The culmination of an extensive search by the Board of Trustees and Old

    Mutual Capital-- with the assistance of an independent investment consultant retained by the Board of Trustees-- has identified Columbus Circle Investors as the new sub-adviser for the Portfolio effective January 1, 2006.

    Established in 1975, Columbus Circle Investors is one of the nation's leading institutional money managers, providing a broad array of equity investment management services to institutional clients. The following discussion reflects an analysis of the activities of the prior sub-adviser and should not be construed as a reflection of how the new sub-adviser will manage the Portfolio in the future.



Q.  HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

A.  The Old Mutual Technology & Communications Portfolio gained 9.91% for the 12 months ended December 31, 2005. The Portfolio significantly outperformed its benchmark, the PSE Technology(R) Index, which returned 7.80% for the period,

    and the Lipper Science & Technology Funds Average, which returned 5.11%.



Q.  WHAT INVESTMENT ENVIRONMENT DID THE PORTFOLIO FACE DURING THE PAST 12

    MONTHS?

A.  Although technology stocks began the year with a weak start, improving expectations and demand for technology led to stronger returns for the sector as the year progressed. While many stocks recorded gains for the past year, the period did not generally provide the market with smooth sailing conditions. Stocks battled stiff headwinds in the form of rising oil prices,

    inflation and interest rates. Equity returns, and particularly those for technology shares, were closely linked to the sharp price volatility in oil,

    which became even more acute following the disruptions to supply caused by the two hurricanes, Katrina and Rita.



Q.  WHICH MARKET FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

A.  While the first three months of the year were soft for the broad stock market, technology shares generally suffered more severe losses. This was due in part to seasonally slow spending for technology, as well as broader macroeconomic concerns. The sector was also plagued by ongoing mismatches between demand and inventory levels. However, company fundamentals were generally healthy, negative pre-announcements were infrequent and forward looking guidance conservative. The emergence of robust corporate finance activity, particularly acquisitions that helped consolidate technology sub-sectors, also led to attractive valuations. Finally, the underlying strength and steady growth of the economy helped many larger and well established technology companies to continue to meet business expectations.

    This set the stage for improved technology performance in the second half of the year.

    Portfolio returns were positively influenced by the gradual return to favor of mid and larger cap names, as well as higher growth names throughout the year. The Portfolio also benefited from its significant exposure to strong industry subgroups within the technology sector, including internet content firms and offshore computer service providers.



Q.  HOW DID THE PORTFOLIO'S COMPOSITION AFFECT PERFORMANCE?

A.  The Portfolio's top-performing holdings included Apple Computer, Google and

    SanDisk, a producer of flash storage cards used in many of the hottest high-tech gadgets. In addition to contributing strong gains for the period,

    all three comprised large positions in the Portfolio. The soaring popularity of digital music and the voracious demand for the latest high-tech consumer devices, from portable music players to the next generation cellular phones,

    helped to fuel share prices for SanDisk and Apple. Apple has been riding a wave of product innovation, which continued with the debut of the sleek iPod nano. Internet search engine Google continued to gain market share and advertising dollars during the period. Increased revenue and earnings growth along with high growth expectations sent shares of Google to new highs.


    Among the Portfolio's weaker performers was Symantec, a leading producer of network security software. The Portfolio's position in Symantec was reduced after the firm lowered its earnings guidance for 2006. The firm has come under pressure from new competitors, such as Microsoft, whose growing presence is expected to squeeze Symantec's revenues. Computer hardware manufacturer QLogic and XM Satellite Radio also posted losses and were eliminated from the Portfolio.

    The Portfolio's health care holdings, although generally posting gains for the period, detracted somewhat from overall results. The Portfolio maintained a relatively small weighting in health care given its mandate as a technology and communications fund. This limited exposure, which was considerably less than that of the benchmark Index, had an adverse impact, albeit slight, during the period.



Q.  WHAT IS THE INVESTMENT OUTLOOK FOR TECHNOLOGY STOCKS?

A.  During the fourth quarter, there was much nervousness surrounding an inverted yield curve and its relationship to an economic slowdown. While a true inversion of the yield curve could potentially abort the nascent recovery in technology-related capital spending, most experts agree that

    December's anomaly was driven by low holiday trading volumes in the fixed income markets. We believe the outlook for the technology sector is positive based on various factors, including valuations which are generally reasonable versus growth rates. The sector, which has long been out of favor, may now be in the path of late-cycle business dynamics. Larger multinationals have pinched technology spending over the last few years, a trend that may have run its course. Many investor portfolios are likely overweight in materials, energy, and other non-technology sectors. As these areas lose their relative attractiveness, we anticipate technology and the

    Portfolio's holdings stand to benefit.





--------------------------------------------------------------------------------

                             PERFORMANCE HIGHLIGHTS



o   The Old Mutual Technology & Communications Portfolio significantly outperformed its benchmark, the PSE Technology(R) Index and the Lipper

    Science & Technology Funds Average for the 12 months ended December 31,

    2005.



o   During the period, returns for the technology sector were helped by steadily improving expectations and demand.



o   Portfolio returns were positively influenced by the gradual return to favor of mid and larger cap names, higher growth names, and strong industry and security selection.

--------------------------------------------------------------------------------



                                        3

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO







------------------------------------------------------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------------------------

                                                                                     Annualized     Annualized    Annualized

                                                                        One Year     Three Year      Five Year   Inception to

                                                                          Return       Return         Return         Date

------------------------------------------------------------------------------------------------------------------------------


Old Mutual Columbus Circle Technology and Communications Portfolio        9.91%         19.35%        (17.90)%        (0.08)%

------------------------------------------------------------------------------------------------------------------------------

PSE Technology(R)Index*                                                   7.80%         22.63%          0.84%         15.24%

------------------------------------------------------------------------------------------------------------------------------

Lipper Science & Technology Funds Average*                                5.11%         19.70%         (8.81)%         7.42%

------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.




* Inception date April 30, 1997





                                               VALUE OF A$10,000 INVESTMENT



                                                   [LINE GRAPH OMITTED]



                   Old Mutual Columbus

                   Circle Technology and               PSE Technology                    Lipper Science & Technology

                   Communications Portfolio            Index                             Funds Average


4/30/97            $10,000                             $10,000                           $10,000

5/31/97              9,990                              11,210                            11,359

6/30/97             10,320                              11,288                            11,468

7/31/97             11,550                              13,031                            12,984

8/31/97             11,490                              13,014                            13,037

9/30/97             12,290                              13,456                            13,648

10/31/97            10,790                              12,074                            12,449

11/30/97            10,550                              12,108                            12,346

12/31/97            10,410                              11,640                            12,060

1/31/98             10,040                              12,116                            12,365

2/28/98             11,150                              13,602                            13,788

3/31/98             11,590                              13,870                            14,142

4/30/98             11,860                              14,412                            14,709

5/31/98             10,840                              13,272                            13,635

6/30/98             11,690                              13,881                            14,681

7/31/98             11,082                              13,846                            14,420

8/31/98             9,331                               11,251                            11,565

9/30/98             10,642                              12,844                            13,066

10/31/98            10,812                              14,301                            14,086

11/30/98            12,032                              15,889                            15,885

12/31/98            13,762                              18,050                            18,428

1/31/99             16,613                              20,697                            21,171

2/28/99             14,832                              18,574                            19,257

3/31/99             17,423                              19,996                            21,415

4/30/99             18,543                              20,703                            22,028

5/31/99             17,773                              21,308                            21,805

6/30/99             20,283                              24,133                            24,435

7/31/99             19,973                              23,989                            24,201

8/31/99             21,573                              25,224                            25,413

9/30/99             22,063                              25,260                            26,130

10/31/99            26,494                              26,749                            28,863

11/30/99            31,475                              30,608                            33,553

12/31/99            46,017                              39,140                            41,770

1/31/00             47,367                              38,294                            40,993

2/29/00             67,680                              47,031                            51,721

3/31/00             57,469                              46,801                            49,973

4/30/00             47,577                              43,823                            44,136

5/31/00             39,836                              40,067                            38,888

6/30/00             53,808                              44,375                            44,936

7/31/00             49,107                              41,393                            42,671

8/31/00             57,549                              47,158                            49,033

9/30/00             53,118                              41,860                            43,840

10/31/00            43,064                              39,154                            39,250

11/30/00            26,376                              32,731                            29,544

12/31/00            26,634                              32,832                            28,826

1/31/01             28,570                              37,003                            31,904

2/28/01             20,032                              30,255                            23,351

3/31/01             14,946                              26,708                            19,617

4/30/01             18,591                              31,056                            23,444

5/31/01             17,656                              29,939                            22,455

6/30/01             16,763                              29,287                            22,230

7/31/01             15,441                              27,763                            20,367

8/31/01             12,774                              25,531                            17,801

9/30/01              9,272                              20,881                            13,935

10/31/01            10,947                              24,181                            16,111

11/30/01            12,973                              27,452                            18,597

12/31/01            12,700                              27,769                            18,791

1/31/02             12,623                              27,631                            18,483

2/28/02             10,441                              25,375                            15,997

3/31/02             11,493                              27,689                            17,476

4/30/02              9,779                              24,471                            15,358

5/31/02              8,922                              23,491                            14,458

6/30/02              7,246                              20,766                            12,534

7/31/02              6,623                              18,347                            11,164

8/31/02              6,233                              18,116                            10,851

9/30/02              5,220                              15,614                             9,230

10/31/02             5,922                              18,217                            10,786

11/30/02             6,857                              20,808                            12,612

12/31/02             5,844                              18,567                            10,901

1/31/03              5,688                              18,398                            10,862

2/28/03              5,805                              18,512                            10,924

3/31/03              5,688                              18,504                            10,881

4/30/03              6,194                              20,162                            11,997

5/31/03              6,935                              22,655                            13,541

6/30/03              6,896                              22,816                            13,653

7/31/03              7,207                              24,084                            14,477

8/31/03              7,909                              25,628                            15,556

9/30/03              7,636                              25,032                            15,143

10/31/03             8,376                              27,008                            16,724

11/30/03             8,454                              27,534                            17,041

12/31/03             8,493                              28,336                            17,069

1/31/04              8,922                              29,833                            17,986

2/29/04              8,766                              29,561                            17,693

3/31/04              8,532                              29,047                            17,304

4/30/04              7,909                              27,896                            16,020

5/31/04              8,454                              29,071                            16,912

6/30/04              8,688                              29,933                            17,228

7/31/04              7,753                              27,456                            15,292

8/31/04              7,441                              26,528                            14,639

9/30/04              7,870                              27,715                            15,352

10/31/04             8,337                              29,027                            16,236

11/30/04             8,688                              30,625                            17,197

12/31/04             9,038                              31,762                            17,811

1/31/05              8,337                              30,211                            16,639

2/28/05              8,493                              30,307                            16,696

3/31/05              8,298                              29,586                            16,205

4/30/05              7,909                              28,624                            15,495

5/31/05              8,727                              30,752                            16,915

6/30/05              8,493                              30,459                            16,740

7/31/05              8,922                              32,936                            17,529

8/31/05              9,077                              33,060                            17,403

9/30/05              9,350                              33,478                            17,769

10/31/05             9,350                              32,660                            17,410

11/30/05             9,857                              34,396                            18,463

12/31/05             9,934                              34,239                            18,485




PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE GRAPH ABOVE COMPARES

AN INVESTMENT MADE IN THE PORTFOLIO ON THE INCEPTION DATE OF APRIL 30, 1997 TO

AN INVESTMENT MADE IN UNMANAGED SECURITIES INDEXES ON THAT DATE. THE PORTFOLIO'S

PERFORMANCE IN THIS CHART AND THE PERFORMANCE TABLE ASSUMES REINVESTMENT OF

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BUT DOES NOT REFLECT THE DEDUCTION OF

TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR ON THE

REDEMPTION OF PORTFOLIO SHARES. THE CHART ASSUMES $10,000 INVESTED IN THE LIPPER

SCIENCE &TECHNOLOGY FUNDS AVERAGE AT APRIL 30, 1997. Prior to November 2, 1999,

the Portfolio was diversified and did not concentrate its investments.

Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. An investment concentrated in industries and sector may involve greater risk and volatility than a more diversified investment and the technology sector has been among the volatile sectors in the market. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. The Old Mutual

Columbus Circle Technology and Communications Portfolio is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. The Old Mutual Columbus

Circle Technology and Communications Portfolio commenced operations on April 30,

1997.



    SECTOR WEIGHTINGS AT DECEMBER 31, 2005

              [PIE GRAPH OMITTED]

Consumer Cyclical                         1%

Health Care                               7%

Repurchase Agreement                      2%

Services                                  3%

Technology                               87%



      % of Total Portfolio Investments





 TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2005



Apple Computer                                    5.3%

Google, Cl A                                      4.8%

Adobe Systems                                     3.2%

Genentech                                         3.0%

Autodesk                                          2.8%

Yahoo!                                            2.7%

Marvell Technology Group                          2.5%

Microsemi                                         2.4%

Nvidia                                            2.4%

Infosys Technologies ADR                          2.3%

-------------------------------------------------------

COMBINED TOP TEN COMMON STOCK

HOLDINGS AS A % OF TOTAL PORTFOLIO

INVESTMENTS IN COMMON STOCK                      31.4%

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO







STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2005



--------------------------------------------------------------

                                                     Market

Description                            Shares      Value (000)

--------------------------------------------------------------

COMMON STOCK -- 98.6%

CONSUMER CYCLICAL -- 1.2%

ENTERTAINMENT SOFTWARE -- 1.2%

Electronic Arts*                       25,300     $     1,323

                                                  ------------

                                                        1,323

                                                  ------------

TOTAL CONSUMER CYCLICAL (COST $1,312)                   1,323

                                                  ------------

--------------------------------------------------------------

HEALTH CARE -- 7.6%

DIAGNOSTIC EQUIPMENT -- 0.9%

Gen-Probe*                             21,000           1,025

                                                  ------------

                                                        1,025

--------------------------------------------------------------

MEDICAL-BIOMEDICAL/GENETIC -- 6.7%

Affymetrix*                            20,900             998

Amgen*                                 24,400           1,924

Celgene*                               21,900           1,419

Genentech*                             37,200           3,441

                                                  ------------

                                                        7,782

                                                  ------------

TOTAL HEALTH CARE (COST $5,761)                         8,807

                                                  ------------

--------------------------------------------------------------

SERVICES -- 2.6%

COMPUTER SERVICES -- 1.2%

DST Systems*                           23,100           1,384

                                                  ------------

                                                        1,384

--------------------------------------------------------------

E-COMMERCE/SERVICES -- 0.7%

eBay*                                  20,100             869

                                                  ------------

                                                          869

--------------------------------------------------------------

TELEPHONE-INTEGRATED -- 0.7%

Sprint Nextel                          33,694             787

                                                  ------------

                                                          787

                                                  ------------

TOTAL SERVICES (COST $2,066)                            3,040

                                                  ------------

--------------------------------------------------------------

TECHNOLOGY -- 87.2%

APPLICATIONS SOFTWARE -- 5.9%

Infosys Technologies ADR*              32,900           2,661

Microsoft                              67,200           1,757

Satyam Computer Services ADR*          65,400           2,393

                                                  ------------

                                                        6,811

--------------------------------------------------------------

B2B/E-COMMERCE -- 0.8%

webMethods*                           116,700             900

                                                  ------------

                                                          900

--------------------------------------------------------------

CELLULAR TELECOMMUNICATIONS -- 2.0%

Nextel Partners, Cl A*                 33,500             936

NII Holdings*                          32,200           1,406

                                                  ------------

                                                        2,342

--------------------------------------------------------------

COMMUNICATIONS SOFTWARE -- 1.1%

Avid Technology*                       22,500           1,232

                                                  ------------

                                                        1,232

                                                  ------------



--------------------------------------------------------------

                                                     Market

Description                           Shares       Value (000)

--------------------------------------------------------------

COMPUTER AIDED DESIGN -- 3.0%

Autodesk                               75,300     $     3,234

Parametric Technology*                 33,500             204

                                                  ------------

                                                        3,438

--------------------------------------------------------------

COMPUTERS -- 7.9%

Apple Computer*                        83,500           6,003

International Business Machines        21,100           1,734

Palm*                                  43,600           1,387

                                                  ------------

                                                        9,124

--------------------------------------------------------------

COMPUTERS-INTEGRATED SYSTEMS -- 1.2%

NCR*                                   41,900           1,422

                                                  ------------

                                                        1,422

--------------------------------------------------------------

COMPUTERS-MEMORY DEVICES -- 5.0%

EMC*                                  118,100           1,609

Network Appliance*                     55,500           1,498

SanDisk*                               41,700           2,620

                                                  ------------

                                                        5,727

--------------------------------------------------------------

DATA PROCESSING/MANAGEMENT -- 5.4%

Automatic Data Processing              32,900           1,510

Fiserv*                                53,200           2,302

Global Payments                        52,200           2,433

                                                  ------------

                                                        6,245

--------------------------------------------------------------

DECISION SUPPORT SOFTWARE -- 1.1%

Cognos*                                37,600           1,305

                                                  ------------

                                                        1,305

--------------------------------------------------------------

ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.2%

Jabil Circuit*                         35,300           1,309

                                                  ------------

                                                        1,309

--------------------------------------------------------------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 12.8%

Advanced Micro Devices*                53,700           1,643

Broadcom, Cl A*                        49,700           2,343

Freescale Semiconductor, Cl A*         33,400             841

Intel                                  65,000           1,623

Intersil, Cl A                         88,400           2,199

Microsemi*                            100,600           2,783

Nvidia*                                73,700           2,695

Silicon Laboratories*                  16,700             612

                                                  ------------

                                                       14,739

--------------------------------------------------------------

ELECTRONIC FORMS -- 3.1%

Adobe Systems                          97,348           3,598

                                                  ------------

                                                        3,598

--------------------------------------------------------------

ENTERPRISE SOFTWARE/SERVICES -- 1.5%

Oracle*                                67,100             819

SAP                                    19,800             893

                                                  ------------

                                                        1,712

--------------------------------------------------------------

INTERNET INFRASTRUCTURE EQUIPMENT -- 0.8%

Avocent*                               33,400             908

                                                  ------------

                                                          908

--------------------------------------------------------------

Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO





--------------------------------------------------------------

                                                     Market

Description                           Shares       Value (000)

--------------------------------------------------------------

INTERNET INFRASTRUCTURE SOFTWARE -- 1.9%

Akamai Technologies*                   50,300     $     1,002

F5 Networks*                           20,975           1,200

                                                  ------------

                                                        2,202

--------------------------------------------------------------

INTERNET SECURITY -- 0.5%

Symantec*                              33,572             588

                                                  ------------

                                                          588

--------------------------------------------------------------

NETWORKING PRODUCTS -- 3.3%

Cisco Systems*                         90,600           1,551

Juniper Networks*                      71,200           1,588

Netgear*                               34,500             664

                                                  ------------

                                                        3,803

--------------------------------------------------------------

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 7.5%

Analog Devices                         53,400           1,916

Cypress Semiconductor*                 67,100             956

Emulex*                                70,300           1,391

Marvell Technology Group*              50,300           2,821

Maxim Integrated Products              41,300           1,497

                                                  ------------

                                                        8,581

--------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT -- 5.2%

Applied Materials                      96,200           1,726

Kla-Tencor                             25,300           1,248

Lam Research*                          42,200           1,505

Varian Semiconductor Equipment*        33,800           1,485

                                                  ------------

                                                        5,964

--------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 2.7%

Adtran                                 29,300             872

Harris                                 52,600           2,262

                                                  ------------

                                                        3,134

--------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 1.7%

Corning*                              100,100           1,968

                                                  ------------

                                                        1,968

--------------------------------------------------------------

WEB PORTALS/ISP -- 7.4%

Google, Cl A*                          13,200           5,476

Yahoo!*                                78,900           3,091

                                                  ------------

                                                        8,567

--------------------------------------------------------------

WIRELESS EQUIPMENT -- 4.2%

Motorola                               72,800           1,645

Nokia ADR*                             54,100             990

Qualcomm                               52,000           2,240

                                                  ------------

                                                        4,875

                                                  ------------

TOTAL TECHNOLOGY (COST $60,502)                       100,494

                                                  ------------

TOTAL COMMON STOCK (COST $69,641)                     113,664

                                                  ------------

--------------------------------------------------------------





--------------------------------------------------------------

                                       Face          Market

Description                        Amount (000)    Value (000)

--------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.6%

Morgan Stanley

   4.130%, dated 12/30/05, to be repurchased

   on 1/03/06, repurchase price $1,838,412

   (collateralized by a U.S. Government

   obligation, par value $1,855,000,

   5.000%, 12/21/15, total market

   value $1,882,280)(A)                $1,838     $     1,838

                                                  ------------

TOTAL REPURCHASE AGREEMENT (COST $1,838)                1,838

                                                  ------------

TOTAL INVESTMENTS-- 100.2% (COST $71,479)             115,502

                                                  ------------

--------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.2)%

Payable for investment advisory fees                      (85)

Payable for administrative fees                           (12)

Other assets and liabilities, net                        (102)

                                                  ------------

TOTAL OTHER ASSETS AND LIABILITIES                       (199)

                                                  ------------

NET ASSETS-- 100.0%                               $   115,303

                                                  ============

--------------------------------------------------------------

NET ASSETS:

Paid-in-capital ($0.001 par value)

   based on 45,255,054 outstanding

   shares of beneficial interest                  $ 1,508,940

Accumulated net realized loss on investments       (1,437,660)

Net unrealized appreciation on investments             44,023

                                                  ------------

TOTAL NET ASSETS                                  $   115,303

                                                  ============

NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                      $2.55

                                                        ======



* Non-income producing security.

(A) -- Tri-party repurchase agreement

ADR -- American Depositary Receipt

Cl -- Class

Cost figures are shown with "000's" omitted.





The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2005





INVESTMENT INCOME:


     Dividends.............................................................      $   278

     Interest..............................................................           45

     Less: Foreign Taxes Withheld..........................................           (6)

                                                                                 -------

        Total Investment Income............................................          317

                                                                                 -------

EXPENSES:

     Investment Advisory Fees..............................................        1,011

     Administrative Fees...................................................          146

     Printing Fees.........................................................           56

     Professional Fees.....................................................           54

     Trustees' Fees........................................................           27

     Transfer Agent Fees...................................................           25

     Custodian Fees........................................................           12

     Other Fees............................................................           21

                                                                                 -------

        Total Expenses.....................................................        1,352

                                                                                 -------

NET INVESTMENT LOSS........................................................       (1,035)

                                                                                 -------

Net Realized Gain from Security Transactions...............................        2,997

Net Change in Unrealized Appreciation on Investments.......................        7,008

                                                                                 -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS............................       10,005

                                                                                 -------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................      $ 8,970

                                                                                 =======






The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



STATEMENT OF CHANGES IN NET ASSETS (000)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004, RESPECTIVELY





                                                                                          01/01/05           01/01/04

                                                                                             to                 to

                                                                                          12/31/05           12/31/04

                                                                                          ---------          ---------

INVESTMENT ACTIVITIES:


   Net Investment Loss.............................................................       $ (1,035)          $ (1,063)

   Net Realized Gain from Security Transactions....................................          2,997             19,847

   Net Change in Unrealized Appreciation (Depreciation) on Investments.............          7,008             (9,875)

                                                                                          ---------          --------

   Net Increase in Net Assets Resulting from Operations............................          8,970              8,909

                                                                                          ---------          --------

CAPITAL SHARE TRANSACTIONS:

   Shares Issued...................................................................          2,241              5,798

   Shares Redeemed.................................................................        (41,049)           (62,533)

                                                                                          ---------          --------

   Decrease in Net Assets Derived from Capital Share Transactions..................        (38,808)           (56,735)

                                                                                          ---------          --------

      Total Decrease in Net Assets.................................................        (29,838)           (47,826)

                                                                                          ---------          --------

NET ASSETS:

   Beginning of Year...............................................................        145,141            192,967

                                                                                          ---------          --------

   End of Year.....................................................................       $115,303           $145,141

                                                                                          ========           ========

SHARES ISSUED AND REDEEMED:

   Shares Issued...................................................................            980              2,675

   Shares Redeemed.................................................................        (18,242)           (28,551)

                                                                                          ---------          --------

   Net Decrease in Shares Outstanding..............................................        (17,262)           (25,876)

                                                                                          ========           ========






The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

FOR THE YEARS ENDED DECEMBER 31,



                                  Net

           Net               Realized and

          Asset               Unrealized             Distributions Distributions                  Net                  Net

         Value,      Net       Gains or      Total      from Net       from                   Asset Value,         Assets, End

        Beginning Investment    Losses        From     Investment     Capital        Total        End       Total   of Year

         of Year    Loss     on Securities Operations     Income       Gains     Distributions  of Year     Return    (000)

--------------------------------------------------------------------------------------------------------------------------------


2005      $2.32   $(0.02)1     $  0.25      $  0.23          --          --            --        $2.55       9.91%   $115,303

2004       2.18    (0.01)1        0.15         0.14          --          --            --         2.32       6.42%    145,141

2003       1.50    (0.02)1        0.70         0.68          --          --            --         2.18      45.33%    192,967

2002       3.26    (0.03)        (1.73)       (1.76)         --          --            --         1.50     (53.99)%   168,266

2001      24.77    (0.03)1      (14.63)      (14.66)         --      $(6.85)       $(6.85)        3.26     (52.32)%   453,689









                                                 Ratio of Net

                                    Ratio         Investment

                                 of Expenses         Loss

                                 to Average       to Average

                   Ratio of Net  Net Assets       Net Assets

          Ratio     Investment    (Excluding       (Excluding

        of Expenses     Loss      Waivers and     Waivers and   Portfolio

        to Average   to Average     Expense         Expense     Turnover

        Net Assets  Net Assets    Reduction)       Reduction)     Rate

--------------------------------------------------------------------------

2005       1.14%       (0.87)%       1.14%           (0.87)%    29.66%

2004       1.13%       (0.69)%       1.13%           (0.69)%    76.42%

2003       1.10%       (0.84)%       1.10%           (0.84)%   167.83%

2002       1.08%       (0.85)%       1.08%           (0.85)%   236.25%

2001       1.05%       (0.58)%       1.05%           (0.58)%   285.73%






1 Per share calculations were performed using average shares for the period.





 Amounts designated as "--" are either $0 or have been rounded to $0.











The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005





1.  ORGANIZATION

Old Mutual Columbus Circle Technology and Communications Portfolio (the

"Portfolio") is a series of Old Mutual Insurance Series Fund (the "Fund"), a

Delaware statutory trust. The Fund was known as the PBHG Insurance Series Fund prior to November 2005 and the Portfolio was known as the Liberty Ridge

Technology & Communications Portfolio. The Fund is registered under the

Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and seven others: the Old Mutual

Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth

Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old

Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old

Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value

Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth

Portfolio (the "Small Cap Growth Portfolio"), and the Old Mutual Small Cap

Portfolio (the "Small Cap Portfolio"), (each a "Portfolio" and, collectively,

the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Large Cap Growth

Concentrated Portfolio and the Technology and Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large

Cap Growth Concentrated Portfolio, the Large Cap Growth Portfolio, the Mid-Cap

Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio or the

Small Cap Portfolio, whose financial statements are presented separately. The

Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated,

and a shareholder's interest is limited to the Portfolio in which shares are held. The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2005, 65% and 17% of the outstanding shares of the

Portfolio were held by the separate accounts of two participating insurance companies.



2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available,

are valued at the last quoted sales price at the close of trading on the New

York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Portfolio that are quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price.

Securities for which market prices are not "readily available," of which there were none as of December 31, 2005, are valued in accordance with Fair Value

Procedures established by the Board of Trustees (the "Board"). The Funds' Fair

Value Procedures are implemented through a Fair Value Committee (the

"Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.

When a security is valued in accordance with the Fair Value Procedures, the

Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. However, debt securities

(other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.



SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date).

Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments.

Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.



DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the

Portfolio are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.







                                       10

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





Dividends paid from the Portfolio from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.



TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund's Board of Trustees require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



COMPENSATING BALANCES -- Per the terms of an informal agreement with U.S. Bank,

N.A., the custodian of the Fund, if a Portfolio has a cash overdraft in excess of $100,000 on a given day, it is required to leave 112% in compensating balance with U.S. Bank, N.A. on the following day. If the Portfolio has a positive cash balance in excess of $100,000 on a given day, it is allowed to overdraw 90% of the balance with U.S. Bank, N.A. on the following day.



OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the

Portfolios on the basis of relative net assets.



The Fund has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2005, no interest was earned under this arrangement.



COMMISSION RECAPTURE -- Some Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the

Portfolios. Commission Recapture arrangements are accounted for as realized gains of the respective Portfolio. Under these arrangements, the Portfolio received $960 during the year ended December 31, 2005.



3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH

     AFFILIATES

The Fund and Liberty Ridge Capital, Inc. ("Liberty Ridge" or the "Adviser") were parties to an Investment Advisory Agreement (the "Previous Advisory Agreement")

through December 31, 2005. Under the terms of the Previous Advisory Agreement,

Liberty Ridge was paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio, 0.75% of the next $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio, and 0.65% of the average daily net assets of the Portfolio in excess of $2.5 billion. Old Mutual

Fund Services, an affiliate of Liberty Ridge, charged a separate fee for administrative services.



Effective January 1, 2006, the Fund's Board of Trustees appointed Old Mutual

Capital, Inc. ("Old Mutual Capital") as investment adviser to the Portfolios of the Fund on an interim basis pending shareholder approval of the final Advisory

Agreement ("Advisory Agreement"). Columbus Circle Investors has been appointed sub-adviser to the Portfolio on an interim basis pending shareholder approval of a final sub-advisory agreement ("Sub-Advisory Agreement"). The interim advisory and sub-advisory agreements will remain in effect for a period that will expire on the earlier of i) the date on which shareholders of the Portfolio approve the

Advisory Agreement and Sub-Advisory Agreement; or (ii) 150 days from January 1,

2006. If approved by shareholders, the Advisory Agreement and Sub-Advisory

Agreement shall each continue for an initial period ending December 31, 2006,

and thereafter shall continue automatically for successive annual periods,

provided such continuance is specifically approved at least annually by (i) the

Fund's Board of Trustees, including the Trustees who are not "interested persons" of any party to the Agreements, or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Under the Advisory Agreement, Old Mutual Capital will receive a monthly fee for advisory and administrative services at an annual rate of 0.95% on net assets up to $300 million; 0.90% on assets between $300 million up to $500 million; 0.85% on assets between $500 million up to $750 million;

0.80% on assets between $750 million up to $1 billion; 0.75% on assets between

$1 billion up to $1.5 billion; 0.70% on assets between $1.5 billion up to $2 billion, and 0.65% on assets $2 billion or greater; subject to a separate expense limitation arrangement described below. The sub-adviser is entitled to receive from Old Mutual Capital a sub-advisory fee with respect to the average daily net assets of the Portfolio.



In the interest of limiting expenses of the Portfolio, Liberty Ridge had entered into an Expense Limitation Agreement with the Fund (the "Previous Expense

Limitation Agreement"). With respect to the Portfolio, Liberty Ridge had agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Pursuant to the Previous Expense Limitation Agreement, Liberty Ridge was able to recapture advisory fees waived during any of the two previous fiscal years. Liberty Ridge has agreed to not recapture any fees waived during the fiscal years ended

December 31, 2004 and 2005.



Old Mutual Capital has agreed, pursuant to an Expense Limitation Agreement

("Expense Limitation Agreement") that became effective January 1, 2006, to limit for at least three years the Portfolio's total annual operating expenses

(exclusive of bro-





                                       11

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)





kerage commissions, distribution and service fees and extraordinary expenses) to no more than 0.85%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by Old Mutual Capital pursuant to the Expense

Limitation Agreement during any of the three previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 0.85%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 0.85%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.



Old Mutual Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings Inc., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities pursuant to an arrangement with Old

Mutual Capital. The Administrator received a fee for these administrative services through December 31, 2005, which was calculated daily and paid monthly,

at an annual rate of 0.1227% of the average daily net assets of the Portfolio.

Under the new advisory arrangement, the management fee payable to Old Mutual

Capital includes fees for both advisory and administrative services.



The Fund has entered into a distribution agreement with Old Mutual Investment

Partners (the "Distributor"), an indirect, wholly-owned subsidiary of Old Mutual

(US) Holdings Inc. The Distributor receives no compensation for serving in such capacity.



SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a

wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the

Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between Old Mutual Capital and the

Sub-Administrator, the Sub-Administrator will be paid a portion of Old Mutual

Capital's fees based on the resulting higher value from the following calculations (1) a fee based on the average daily net assets of the Fund, Old

Mutual Advisor Funds, and Old Mutual Advisor Funds II of: (i) 0.0165% on the

first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010%

of the excess over $20 billion and (2) a fee based on the aggregate number of

Portfolios in the Fund, Old Mutual Advisor Funds and Old Mutual Advisor Funds II

calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.



DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.



Certain officers of the Fund are or were officers of the Adviser, Administrator,

Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2005, amounted to $35,019,082 and $73,800,867,

respectively.



5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for

Federal income taxes.



Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income, were reclassified to/from the following accounts (000):



                                           INCREASE

                 DECREASE              UNDISTRIBUTED NET

              PAID-IN-CAPITAL          INVESTMENT INCOME

             ----------------         ------------------

                 $(1,035)                    $1,035



These reclassifications had no effect on net assets or net asset value per share.



No dividends or distributions were declared during the years ended December 31,

2005 and December 31, 2004, respectively.

As of December 31, 2005, the components of accumulated losses were as follows
(000):



Capital loss carryforwards expiring:



           December 2009               $(1,160,936)

           December 2010                  (273,029)

Unrealized appreciation                     40,328

                                       -----------

                                       $(1,393,637)

                                       ===========



For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. During the year ended December 31, 2005, the Portfolio utilized $2,614

(000) of capital loss carryforwards to offset net realized capital gains.







                                       12

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



NOTES TO FINANCIAL STATEMENTS

(CONTINUED)



At December 31, 2005, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for

Federal income tax purposes at December 31, 2005 were as follows (000):



        FEDERAL                                       NET

          TAX      UNREALIZED      UNREALIZED     UNREALIZED

         COST     APPRECIATION    DEPRECIATION   APPRECIATION

        --------  -------------   -------------  -------------

        $75,174      $44,671        $(4,343)        $40,328



6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors. In addition, the Portfolio is concentrated, which means it will invest

25% or more of its total assets in specific industries.



7.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual

Advisor Funds II Funds, Old Mutual Insurance Series Fund and Old Mutual Adviser

Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts

(collectively the "Lending Funds" and individually the "Lending Fund") a Lending

Fund may borrow or lend an amount up to its prospectus-defined limitations from or to other funds. All such borrowing and lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August

12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points).

The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2005, or at any time during the year ended December 31, 2005.



8. LITIGATION WITH RESPECT TO THE INVESTMENT ADVISER

On June 21, 2004, Liberty Ridge entered into agreements with the Securities and

Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in Old Mutual Advisor

Funds II, an investment company in the same mutual fund complex as the

Portfolio. In the settlements, Liberty Ridge, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge, among other things, to operate in accordance with enhanced corporate governance policies and practices ("Compliance

Undertakings"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional

Information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolio. In this event, the

Portfolio's Board of Trustees would be required to seek new management or consider other alternatives. Old Mutual Capital, as the Portfolio's new adviser,

has contractually agreed to assume all such Compliance Undertakings.



In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge, Old

Mutual Advisor Funds II, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery,

including but not limited to: (i) violations of various provisions of the

Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both

Federal and state courts, but have since all been consolidated in the United

States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between Old Mutual Advisor Funds II and Liberty Ridge and certain of its affiliates, an accounting for profits, injunctive relief,

equitable relief, interest and the payment of attorney's and experts' fees.



On August 30, 2005, the State of West Virginia West Virginia Securities Division

(the "WV Securities Division") entered a cease and desist order (the "Order"

and, together with the Civil Litigation, the "Litigation") against Pilgrim

Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). Old Mutual

Insurance Series Fund was not named in the Order. In the Order, the WV

Securities Division alleged that Liberty Ridge permitted short-term trading in excess of Old Mutual Advisor Funds II's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time Old







                                       13

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--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO





NOTES TO FINANCIAL STATEMENTS

(CONCLUDED)



Mutual Advisor Funds II. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.

32-1-101, et seq. and ss. 32-1-102) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of Additional Information.



At this stage of the Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However,

neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio.







                                       14

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

OF OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of

Old Mutual Columbus Circle Technology and Communications Portfolio, formerly

Liberty Ridge Technology & Communications Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, formerly PBHG Insurance

Series Fund, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as

"financial statements") are the responsibility of the Portfolio's management;

our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board

(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

February 7, 2006



                                       15

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO



                     SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

                          DECEMBER 31, 2005 (UNAUDITED)



EXAMPLE



As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. The Portfolio may charge transaction fees. The Portfolio also incurs various ongoing expenses, including management fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.



This Example is intended to help you understand your ongoing costs (in dollars)

of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of

$1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.



ACTUAL EXPENSES



The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to,

management fees, fund accounting, custody and transfer agent fees. However, the

Example does not include client specific fees. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled

"Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.



HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES



The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                                     ANNUALIZED

                                                                                       EXPENSE

                                                                                       RATIOS            EXPENSES

                                            BEGINNING             ENDING               FOR THE          PAID DURING

                                          ACCOUNT VALUE        ACCOUNT VALUE          SIX MONTH          SIX MONTH

                                            6/30/05              12/31/05              PERIOD            PERIOD*

                                          -------------        -------------         ----------         -----------


Actual Portfolio Return ...............    $1,000.00             $1,169.70             1.14%              $6.23

Hypothetical 5% Return ................     1,000.00              1,019.46             1.14                5.80




* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY

  THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT

  THE ONE-HALF YEAR PERIOD).







                                       16

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Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------



The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643

South Ulster Street, 6th Floor, Denver, CO 80237. Additional Information about the Portfolio's Trustees and Officers is available in the Trust's Statement of

Additional Information ("SAI") which can be obtained without charge by calling

1-888-744-5050 or by visiting www.omfunds.com.





------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES*

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF                                             NUMBER OF                OTHER

                    POSITION          OFFICE AND                                          PORTFOLIOS IN          DIRECTORSHIPS

                   HELD WITH          LENGTH OF       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN             HELD

NAME AND AGE        THE FUND          TIME SERVED       DURING PAST 5 YEARS                 BY TRUSTEE             BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------


Leigh A. Wilson    Chairman of          Trustee     Chief Executive Officer, New               26          Chairman and Trustee, The

(60)               the Board,         since 2005    Century Living, Inc. (older adult                      Victory Portfolios since

                     Trustee                        housing) since 1992. Director,                         1992. The Victory

                                                    Chimney Rock Winery LLC, 2000 to                       Institutional Funds since

                                                    2004, and Chimney Rock Winery Corp                     2003 and The Victory

                                                    (winery), 1985 to 2004.                                Variable Insurance Funds

                                                                                                           since 1998 (investment

                                                                                                           companies - 23 total

                                                                                                           portfolios). Trustee, Old

                                                                                                           Mutual Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 2005.

------------------------------------------------------------------------------------------------------------------------------------

John R. Bartholdson  Trustee            Trustee     Chief Financial Officer, The               35          Director, The Triumph

(60)                                  since 1997    Triumph Group, Inc. (manufacturing)                    Group, Inc. since 1992.

                                                    since 1992.                                            Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds (investment

                                                                                                           company - 16 portfolios)

                                                                                                           since 2004. Also director

                                                                                                           or Trustee of ING Clarion

                                                                                                           Real Estate Income Fund

                                                                                                           and ING Clarion Real

                                                                                                           Estate Income Fund.

------------------------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards    Trustee            Trustee     Consultant, Syrus Associates               26          Trustee, EQ Advisors

(59)                                  since 1997    (business and marketing consulting                     Trust (investment company

                                                    firm), 1986 to 2002.                                   - 53 portfolios) since

                                                                                                           1995. Trustee, AXA

                                                                                                           Enterprise Funds Trust

                                                                                                           (investment company - 16

                                                                                                           portfolios) since 2005.

                                                                                                           Trustee, Old Mutual

                                                                                                           Advisor Funds II

                                                                                                           (investment company - 18

                                                                                                           portfolios) since 1995.

------------------------------------------------------------------------------------------------------------------------------------

Albert A. Miller     Trustee            Trustee     Senior Vice President, Cherry &            26          Trustee, Old Mutual

(70)                                  since 1997    Webb, CWT Specialty Stores, 1995 to                    Advisor Funds II

                                                    2000. Advisor and Secretary, the                       (investment company - 18

                                                    Underwoman Shoppes Inc. (retail                        portfolios) since 1995.

                                                    clothing stores) 1980 to 2002.

                                                    Retired.

------------------------------------------------------------------------------------------------------------------------------------

 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS**

------------------------------------------------------------------------------------------------------------------------------------

David J. Bullock    President          President    Director, President and Chief Executive Officer

(48)                                     since      since 2004, Old Mutual Capital, Inc. Trustee and

                                         2003       President since 2004, Old Mutual Advisor Funds.

                                                    Chief Executive Officer, President and Director

                                                    since 2003 and Chief Operating Officer in 2003,

                                                    Old Mutual Capital. Chief Executive Officer and

                                                    Trustee since 2003, Old Mutual Investment

                                                    Partners. Trustee since 2003, Old Mutual Fund

                                                    Services. Director since 2003, Old Mutual

                                                    Shareholder Services, Inc. President since 2003,

                                                    Old Mutual Insurance Series Fund. President and

                                                    Chief Executive Officer from 1998 to 2003,

                                                    Transamerica Capital, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Mark E. Black       Treasuer,          Treasurer    Treasurer, Chief Financial Officer and Controller,

(45)                  Chief              Chief      Old Mutual Insurance Series Fund since July 2005;

                    Financial          Financial    Treasurer, Chief Financial Officer and Controller,

                   Officer and          Officer     Old Mutual Advisor Funds since 2004; Chief

                   Controller             and       Financial Officer, Chief Administrative Officer,

                                      Controller    Executive Vice President and Treasurer of Old

                                      since 2005    Mutual Capital, Inc. since July 2004; Chief

                                                    Financial Officer, Chief Administrative Officer of

                                                    Old Mutual Investment Partners since September

                                                    2004, Senior Vice President and Chief Financial

                                                    Officer of Transamerica Capital, Inc. from April

                                                    2000 through June 2004; Chief Financial Officer of

                                                    Coldwell Banker Moore & Company (Denver Metro)

                                                    (formerly Moore and Company Realtor) from 1997

                                                    through March 2000.

------------------------------------------------------------------------------------------------------------------------------------






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--------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES

AND OFFICERS OF THE TRUST (UNAUDITED)  As of December 31, 2005

--------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------

OFFICERS** (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------



                                        TERM OF

                    POSITION          OFFICE AND

                   HELD WITH          LENGTH OF                                PRINCIPAL OCCUPATION(S)

NAME AND AGE        THE FUND          TIME SERVED                                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------


James F. Lummanick    Vice          Vice President     Senior Vice President and Chief Compliance Officer, Old Mutual

(58)              President and           and          Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund

                      Chief              Chief         Services, Inc. and Old Mutual Shareholder Services, Inc., since 2005.

                   Compliance         Compliance       Senior Vice President and Director of Compliance, Calamos Advisors

                     Officer            Officer        LLC, 2004-2005. Vice President and Chief Compliance Officer, Invesco

                                      since 2005       Funds Group, 1996-2004. Vice President and Chief Compliance Officer

                                                       since 2005, Old Mutual Advisor Funds II.

------------------------------------------------------------------------------------------------------------------------------------

Andra C. Ozols   Vice President     Vice President     Executive Vice President, Secretary, and General Counsel, Old Mutual

(44)              and Secretary      and Secretary     Capital, Inc. since June 2005. Executive Vice President 2004 to 2005,

                                      since 2005       General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Vice President from 2002 to

                                                       2004 of ICON Advisers, Inc.; Director of ICON Management & Research

                                                       from June 2003 to 2005; Executive Vice President from 2004 to 2005,

                                                       General Counsel and Secretary from 2002 to 2005 of ICON Distributors,

                                                       Inc.; Vice President from 2002 to 2004 of ICON Distributors, Inc;

                                                       Executive Vice President and Secretary ICON Insurance Agency, Inc.

                                                       from 2004 to 2005; Vice President from 1999 to 2002 and Assistant

                                                       General Counsel from October 1998 to February 2002, Founders Asset

                                                       Management LLC; Branch Chief from 1993 to 1995 and Enforcement

                                                       Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and

                                                       Exchange Commission. Vice President and Secretary, Old Mutual Advisor

                                                       Funds II since 2005.

------------------------------------------------------------------------------------------------------------------------------------

Kenneth R. Naes     Assistant          Assistant       Assistant Treasurer, Old Mutual Insurance Series Fund, since July

(40)                Treasurer      Treasurer since     2005; Vice President, Old Mutual Fund Services since July 2005;

                                       July 2005       Director of Fund Services, Old Mutual Fund Services, since 2004;

                                                       member of the Investment Committee, Old Mutual Capital, Inc., since

                                                       2004; Senior Vice President, Product Development at Transamerica

                                                       Capital, Inc., from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA.

------------------------------------------------------------------------------------------------------------------------------------

Karen S. Proc       Assistant          Assistant       Associate General Counsel, Old Mutual Capital, Inc., since October

(36)                Secretary          Secretary       2005. Associate General Counsel, Founders Asset Management LLC, 2002 -

                                         since         2005. Associate Attorney, Myer, Swanson, Adams & Wolf, PC, 1998-2002.

                                     December 2005

------------------------------------------------------------------------------------------------------------------------------------

Edward J. Veilleux   Senior           Senior Vice      President, EJV Financial Services LLC since May 2002. Director,

(51)             Vice President     President since    Deutsche Bank (and predecessor companies) and Executive Vice President

                                  2005. Employed for   and Chief Administrative Officer, Investment Company Capital Corp.

                                  an initial term of   (registered investment advisor and registered transfer agent) from

                                    three years and    August 1987 to May 2002. Senior Vice President since 2005, Old Mutual

                                    thereafter for     Insurance Series Fund.

                                    successive one

                                   year terms unless

                                  terminated prior to

                                 the end of the then

                                     current term

------------------------------------------------------------------------------------------------------------------------------------




** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.





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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED)







SUMMARY



On September 30, 2005, the Board of Trustees ("Board") of Old Mutual Insurance

Series Fund (the "Trust") approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the

Board approved a new investment management agreement with Old Mutual Capital,

Inc. ("OMCAP") (the "OMCAP Management Agreement"), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements

(together with the OMCAP Management Agreement, the "Management Agreements") with new sub-advisers for the portfolios of the Trust (each a "Portfolio" and together, the "Portfolios"). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios'

investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1,

2006 (the "Effective Date") under interim management agreements approved by the

Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding

Management Agreement or (ii) 150 days from the Effective Date.



The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition,

OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the

Portfolio's expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old

Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the "Old Mutual" name. The following discussion outlines the background of these proposals and the Board's considerations.



BACKGROUND



On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. ("OMUSH"),

the parent of the Portfolios' then current investment adviser, Liberty Ridge

Capital, Inc. ("Liberty Ridge") and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.



OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP's headquarters and by a restructuring of the Portfolios'

investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.



In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its

Senior Vice President (the "Senior Officer"), who is independent from the

Trust's various service providers, including OMCAP and its affiliates, in analyzing OMCAP's proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the

"Senior Officer's Report"). The Board also received a report from Lipper, Inc.

("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan

Associates, an independent investment consultant.



SENIOR OFFICER'S REPORT



The Senior Officer's Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each

Portfolio. These factors include:



   o The nature and quality of the adviser's services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers



   o Management fees charged by the adviser to institutional and other clients

   o Management fees incurred by other mutual funds for like services



   o Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit



   o Profit margins of the adviser and its affiliates from providing the services



   o Possible economies of scale



The Senior Officer conducted due diligence in connection with his review,

including the following:



   o Analyzed proposals submitted by OMCAP and the sub-advisers including financial statements and pro forma analyses



   o Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers



   o Reviewed a report prepared by Lipper that compared the advisory fees,

     administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group



   o Reviewed additional comparative industry data



The Senior Officer recommended that the Board approve the proposed Management

Agreements and the related fees. The discussion under the "Board Considerations"

section below explains various factors, including the Senior Officer's Report,

considered by the Board which resulted in the Board's approval on September 30,

2005 and on December 16, 2005 of the Management Agreements and recommending to

Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.









                                       19

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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







DESCRIPTION OF ADVISER



OMCAP



OMCAP, located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm ("Old Mutual"). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.



DESCRIPTION OF THE SUB-ADVISERS



   o CASTLEARK is a Delaware limited liability company located at 1 North Wacker

     Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.



   o COLUMBUS CIRCLE is a Delaware general partnership located at Metro Center,

     One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis,

     subject to the supervision of the Trust's investment adviser. Columbus

     Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities,

     public mutual funds, private investment funds, and a trust program.

     Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.



   o COPPER ROCK is a Delaware limited liability company located at 200

     Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Copper

     Rock is a joint venture between OMUSH and senior Copper Rock executives.

     Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.



   o EAGLE is a Florida corporation located at 880 Carillon Parkway, St.

     Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients,

     including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.



   o LIBERTY RIDGE is a Delaware corporation located at 1400 Liberty Ridge

     Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the

     Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Prior to that date, Liberty

     Ridge was the Trust's investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.



   o MUNDER is a Delaware general partnership located at 480 Pierce Street,

     Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January

     1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.



   o TURNER is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite

     100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust

     January 1, 2006, managing and supervising the investment of certain

     Portfolio assets on a discretionary basis, subject to the supervision of the Trust's investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of

     September 30, 2005 for institutional and individual accounts.



BOARD CONSIDERATIONS



In reviewing the proposed restructuring and the new Management Agreements between the Trust, on behalf of the Portfolios, and OMCAP, the Board considered the following matters:



   o NATURE AND EXTENT OF SERVICES -- The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services ("OMFS"). Liberty Ridge, OMFS and

     OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the





                                       20

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)





     overall responsibility of OMCAP to provide all management and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.



   o MANAGEMENT FEES -- After extensive discussions between OMCAP and the Board,

     the combined investment advisory and administrative fee (the "Management

     Fee") for each of the Portfolios was reduced from the current Management

     Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses), the effective Management Fee for each Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by

     Lipper, an independent statistical service. A more detailed discussion of each Portfolio's Management Fee is contained below.



   o BREAKPOINTS FOR MANAGEMENT FEES -- As part of the discussions with the

     Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale.



   o PORTFOLIO EXPENSES -- As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders.

     These expense limitation agreements provide a meaningful reduction in the

     Portfolios' expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3)

     year period. A more detailed discussion of each Portfolio's expense limitation agreement is contained below.



   o PERFORMANCE -- With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of

     Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or

     Portfolios that each was proposed to sub-advise or co-sub-advise. The Board concluded with respect to each sub-adviser that the sub-adviser's historical performance in managing accounts with similar investment styles would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.



   o MULTI-MANAGER STRUCTURE -- With respect to the Old Mutual Growth II, Large

     Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the

     Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these

     Portfolios invest. The Board also considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers.



   o COMPLIANCE UNDERTAKINGS -- Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures ("Compliance

     Undertakings"). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance

     Undertakings are more extensive than that required by current regulations.

     Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the

     Compliance Undertakings in connection with the approval of the new

     Management Agreement.



   o BENEFITS DERIVED BY OMCAP FROM ITS RELATIONSHIP WITH THE PORTFOLIOS -- The

     Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which,

     although not profitable, created further visibility for OMCAP and its parent, OMUSH.



MANAGEMENT AGREEMENTS



Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.



With respect to each Portfolio, the Board considered the following matters:



     OLD MUTUAL GROWTH II PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee

     (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management

     Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels.

     In addition, OMCAP proposed to waive its Management Fee or reimburse

     Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.









                                       21

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--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.13% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio's Lipper peer group and OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio's expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.



     OLD MUTUAL LARGE CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management

     Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the report of the Senior

     Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, the

     Portfolio's expenses are below the median for its Lipper peer group and

     OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05%

     to 0.85%) with subsequent breakpoints at higher asset levels. In addition,

     OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3)

     years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty

     Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.23% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.



     OLD MUTUAL SMALL CAP GROWTH PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees,





                                       22

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BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)







     and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee to 0.00% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is below the median of the Portfolio's Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio's expense ratio and its effective advisory fee would be 0.00 %. The Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.



     OLD MUTUAL SELECT VALUE PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio's Lipper peer group and the Portfolio's expenses are at the median for its Lipper peer group. OMCAP's proposal caps expenses at the median for its Lipper peer group for three years. The

     Senior Officer recommended that the Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL MID CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at

     $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the

     Portfolio's total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.15% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.



     OLD MUTUAL SMALL CAP PORTFOLIO -- OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management

     Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%)

     with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses

[LOGO OMITTED]



Old Mutual Insurance Series Fund

--------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF NEW INVESTMENT

MANAGEMENT AGREEMENTS (UNAUDITED) (CONCLUDED)







     such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio's expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.25% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.



     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY & COMMUNICATIONS PORTFOLIO -- OMCAP

     proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three

     (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio's expense limitation arrangement with

     Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.



     The proposed expense limitation arrangement will also reduce the effective

     Management Fee by 0.28% based upon the Portfolio's expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.



     SENIOR OFFICER'S REPORT -- The Board noted that the Senior Officer's Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio's Lipper peer group, OMCAP's proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio's expense ratio and its gross advisory fee. The Senior Officer recommended that the

     Board approve the proposed contract and fees.



     BOARD CONCLUSIONS -- The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including

     Management Fee breakpoints and the three (3) year expense limitation commitment, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board's recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

                                    [LOGO OMITTED] OLD MUTUAL



                                                Old Mutual Insurance Series Fund

                                                P.O. Box 419229

                                                Kansas City, MO 64141-6229



                                                Investment Adviser

                                                Old Mutual Capital, Inc.



                                                Distributor:

                                                Old Mutual Investment Partners,

                                                NASD Member Firm



This annual report is for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus for Old Mutual Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest.



Old Mutual Insurance Series Fund Portfolios are only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.



A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge (i) upon request, by calling 1-800-347-9256; and (ii) on the

Securities and Exchange Commission's website at http://www.sec.gov. The Proxy

Voting Guidelines are also available at www.omfunds.com.



The Old Mutual Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this

Code of Conduct upon request by calling 1-800-347-9256 or by visiting the

Securities and Exchange Commission website at http://www.sec.gov.



Old Mutual Insurance Series Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information

on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. Information about the Portfolios' portfolio holdings is also available at www.omfunds.com.



























D-06-043  01/2006

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer, which can be found at www.oldmutualcapital.com.

(c) During the period covered by this report, no amendments have been made to a provision of the code of ethics that applies to the registrant's principal executive officer or principal financial officer, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer or principal financial officer that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2) The audit committee financial expert is John R. Bartholdson who is "independent" as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

For each of the last two fiscal years, the aggregate fees for which PricewaterhouseCoopers LLP (PwC) billed the registrant for services rendered to the registrant were as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2005                                                   2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   registrant that   service           service           registrant that   service           service
                   were              affiliates that   affiliates that   were              affiliates that   affiliates that
                   pre-approved      were              did not require   pre-approved      were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit      $128,200                N/A         $0                $121,000           N/A              $0
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Relat$0                $0                $0                $0                $0                $0
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees   $0                $0                $0                $0                $0                $0

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All        $0                $0                $0                $0                $0                $0
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by PwC in connection with statutory and regulatory filings.
(2) Non-audit fees include amounts related to advisory services provided for an analysis of expense classifications for the registrant and advisory services provided for benchmarking and best practice study results for Mutual Fund operations.
         [mark where this note applies]
(3) Includes fees for: examination of the design of SEI's Anti Money Laundering Program framework; 404 Readiness Assistance for SEI; and procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for the SEI Funds. [mark where this note applies]

(e)(1) To the extent required by Section 10A of the Securities Exchange Act of 1934, the registrant's Audit Committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the Audit Committee, so long as any such member's decision to preapprove is presented to the full Audit Committee, solely for information purposes, at its next scheduled meeting.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2005             2004
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%
                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%
                ---------------------------- ----------------- ----------------


(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2005 and 2004, respectively.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.


Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments

Schedule I is included under Item 1 of this report on Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11.   Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, the registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effectively designed to ensure that information required to be disclosed by the registrant in the report is recorded, processed, summarized, and reported within required time periods, and to ensure that information required to be disclosed in the report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual Insurance Series Fund


                                      /s/ David J. Bullock
By (Signature and Title)*             -----------------------------------------
                                      David J. Bullock, President and Principal
                                      Executive Officer

Date March 10, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                       /s/ David J. Bullock
By (Signature and Title)*              -----------------------------------------
                                       David J. Bullock, President and Principal
                                       Executive Officer

Date March 10, 2006

                                       /s/  Mark E. Black
By (Signature and Title)*              -----------------------------------------
                                       Mark E. Black, Treasurer and Principal
                                       Financial Officer
Date March 10, 2006

* Print the name and title of each signing officer under his or her signature.